Prospectus
                                                                     May 3, 2004

Seligman
Portfolios, Inc.

o Seligman Capital Portfolio

o Seligman Cash Management Portfolio

o Seligman Common Stock Portfolio

o Seligman Communications and Information Portfolio

o Seligman Frontier Portfolio

o Seligman Global Growth Portfolio

o Seligman Global Smaller Companies Portfolio

o Seligman Global Technology Portfolio

o Seligman High-Yield Bond Portfolio

o Seligman Income and Growth Portfolio

o Seligman International Growth Portfolio

o Seligman Investment Grade Fixed Income Portfolio

o Seligman Large-Cap Growth Portfolio

o Seligman Large-Cap Value Portfolio

o Seligman Small-Cap Value Portfolio

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in a Portfolio should be considered based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if one or more of these Portfolios is suitable for you.

SP1 5/2004T

                                   managed by
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

Table of Contents

The Fund

Discussions of the investment objectives, strategies, risks, and performance of the Portfolios of the Fund

        Overview of the Fund ..................................................1

        Seligman Capital Portfolio ............................................2

        Seligman Cash Management Portfolio ....................................5

        Seligman Common Stock Portfolio .......................................8

        Seligman Communications and Information Portfolio ....................11

        Seligman Frontier Portfolio ..........................................14

        Seligman Global Growth Portfolio .....................................17

        Seligman Global Smaller Companies Portfolio ..........................21

        Seligman Global Technology Portfolio .................................25

        Seligman High-Yield Bond Portfolio ...................................29

        Seligman Income and Growth Portfolio .................................33

        Seligman International Growth Portfolio ..............................37

        Seligman Investment Grade Fixed Income Portfolio .....................41

        Seligman Large-Cap Growth Portfolio ..................................45

        Seligman Large-Cap Value Portfolio ...................................48

        Seligman Small-Cap Value Portfolio ...................................52

        Management of the Fund ...............................................56

        Subadviser ...........................................................57

Shareholder Information

        Pricing of Fund Shares ...............................................62

        How to Purchase and Sell Shares ......................................62

        Dividends and Capital Gain Distributions .............................62

        Taxes ................................................................62

Financial Highlights .........................................................63

For More Information .................................................back cover

The Fund

Overview of the Fund

This Prospectus contains information about Seligman Portfolios, Inc. (the Fund)

The Fund consists of the following 15 separate portfolios:

Seligman Capital Portfolio
Seligman Cash Management Portfolio
Seligman Common Stock Portfolio
Seligman Communications and Information Portfolio
Seligman Frontier Portfolio
Seligman Global Growth Portfolio
Seligman Global Smaller Companies Portfolio
Seligman Global Technology Portfolio
Seligman High-Yield Bond Portfolio
Seligman Income and Growth Portfolio
Seligman International Growth Portfolio
Seligman Investment Grade Fixed Income Portfolio
Seligman Large-Cap Growth Portfolio
Seligman Large-Cap Value Portfolio
Seligman Small-Cap Value Portfolio

The Fund's Portfolios are offered to separate accounts ("Accounts") of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts"). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of a Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

Each Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners.

Each Portfolio has its own investment objectives, strategies and risks. A discussion of each Portfolio begins on the next page.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various contract owners who own shares of a particular Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

A Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent a Portfolio from achieving its objectives.

A Portfolio's investment objectives and any fundamental policies may be changed only with shareholder approval. If a change of objectives or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

An investment in any of the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should read the information about a particular Portfolio before making an investment decision about that Portfolio.

There is no guarantee a Portfolio will achieve its objectives.

Seligman Capital Portfolio

Investment Objective

The Portfolio's objective is capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

Generally, the Portfolio invests primarily in the common stock of medium-sized US companies. The investment manager chooses common stocks for the Portfolio using both quantitative and fundamental analysis. This means the investment manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet (e.g., low ratio of debt to total capital). In selecting individual securities for investment, the investment manager then looks to identify medium-sized companies that it believes display one or more of the following:

o    Proven track record

o    Strong management

o    Multiple product lines

o Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings)

o    Positive supply and demand outlook for its industry

--------------------------------------------------------------------------------

Medium-Sized Companies:

Companies with market capitalizations, at the time of purchase by the Portfolio, of between $1 billion and $10 billion.

--------------------------------------------------------------------------------

The investment manager also looks at the forecasted earnings of a company considered for investment to determine if the company has the potential for above-average growth.

The Portfolio will generally sell a stock when the investment manager believes that the company or industry fundamentals have deteriorated or the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued).

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer capital appreciation opportunities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities. The Portfolio may borrow money from time to time to purchase securities.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund's Board of Directors may change the parameters by which "medium-sized companies" are defined if it concludes that such a change is appropriate.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors which the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Portfolio's expenses.

Seligman Capital Portfolio

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Class 1 Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-4.59%  27.17%  14.51%  21.31%  22.19%  53.33%  8.50%  -15.97%  -32.98%  36.07%
--------------------------------------------------------------------------------
 1994   1995    1996    1997    1998    1999    2000    2001     2002    2003

              Best quarter return: 44.77% - quarter ended 12/31/99.
             Worst quarter return: -30.55% - quarter ended 9/30/01.

Class 1 Average Annual Total Returns - Years Ended 12/31/03

                                                           One     Five    Ten
                                                           Year   Years   Years
                                                          -----   -----   -----
Seligman Capital Portfolio                                36.07%   4.98%   8.74%
--------------------------------------------------------------------------------
Russell MidCap Growth Index                               42.71    2.01    9.40
--------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average                       35.93    2.41    7.96
--------------------------------------------------------------------------------

----------
The Lipper Mid-Cap Growth Funds Average and the Russell MidCap Growth Index are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Mid-Cap Growth Funds Average does not reflect any sales charges and the Russell MidCap Growth Index does not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

Seligman, at its discretion, reimbursed certain expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, Seligman has discontinued this policy.

Seligman Capital Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees ........................................................   0.40%

Distribution and/or Service (12b-1) Fees ...............................   none

Other Expenses(1) ......................................................   0.56%
                                                                           ----
Total Annual Portfolio Operating Expenses(1) ...........................   0.96%
                                                                           ====

----------
(1) Effective August 11, 2003, Seligman eliminated its voluntary undertaking to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) of the Portfolio. Total annual portfolio operating expenses are what they would have been if the expense reimbursement arrangements had not been in effect.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------

Class 1                                      $98      $306      $531     $1,178
--------------------------------------------------------------------------------

Portfolio Management

The Portfolio is managed by Seligman's Growth Team, headed by Ms. Marion S. Schultheis. Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is Vice President of the Fund and has been Portfolio Manager of the Portfolio since May 1998. Ms. Schultheis is also Portfolio Manager of the Seligman Large-Cap Growth Portfolio. In addition, she is Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998.

Seligman Cash Management Portfolio

Investment Objectives

The Portfolio's objectives are to preserve capital and to maximize liquidity and current income.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objectives:

The Portfolio invests in US dollar-denominated high-quality money market instruments. Such instruments include obligations of the US Treasury, its agencies or instrumentalities, obligations of domestic and foreign banks (such as certificates of deposit and fixed time deposits), commercial paper and short-term corporate debt securities, and repurchase agreements with respect to these types of instruments.

The Portfolio will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a US dollar-weighted average portfolio maturity of 90 days or less.

In seeking to maintain a constant net asset value of $1.00 per share, the Portfolio will limit its investments to securities that, in accordance with guidelines approved by the Fund's Board of Directors, present minimal credit risk. Accordingly, the Portfolio will purchase only US Government securities or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"), or if not so rated, determined to be of comparable quality).

Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund's Board of Directors. The investment manager continuously monitors the quality of the Portfolio's investments. If the quality of an investment declines, the Portfolio may, in certain limited circumstances, continue to hold it.

Currently, the Portfolio invests only in US Government securities and in securities that are rated in the top category by Moody's and S&P. However, the Portfolio is permitted to invest up to 5% of its assets in securities rated in the second rating category by two rating organizations. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000 in any one security in the second rating category.

Principal Risks

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Yield and total return of the Portfolio will fluctuate with fluctuations in the yields of the securities held by the Portfolio. In periods of declining interest rates, the yields of the securities held by the Portfolio will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yields of securities held by the Portfolio will tend to be lower than market rates. Additionally, when interest rates are falling, the inflow of new money to the Portfolio from sales of its shares will likely be invested in securities producing lower yields than the balance of the Portfolio's assets, reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite may be true.

Repurchase agreements in which the Portfolio invests could involve certain risks in the event of the default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

Investments in foreign banks and foreign branches of US banks involve certain risks not generally associated with investments in US banks. While US banks and US branches of foreign banks are required to maintain certain reserves and are subject to other regulations, these requirements and regulations may not apply to foreign banks or foreign branches of US banks. Investments in foreign banks or foreign branches may also be subject to other risks, including political or economic developments, the seizure or nationalization of foreign deposits and the establishments of exchange controls or other restrictions.

Seligman Cash Management Portfolio

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends were reinvested.

Class 1 Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   4.03%   5.60%   5.43%   5.52%   5.42%   5.07%   6.38%   3.88%   1.00%   0.38%
--------------------------------------------------------------------------------
   1994    1995    1996    1997    1998    1999    2000    2001    2002    2003

              Best quarter return: 1.65% - quarter ended 12/31/00. Worst quarter return: 0.07% - quarter ended 9/30/03.

Class 1 Average Annual Total Returns - Years Ended 12/31/03

                                                             One    Five    Ten
                                                            Year   Years   Years
                                                            ----   -----   -----
Seligman Cash Management Portfolio                          0.38%  3.32%   4.25%
--------------------------------------------------------------------------------

----------
The Portfolio's 7-day yield as of December 31, 2003 was 0.29%.

Seligman, at its discretion, reimbursed expenses and/or waived management fees of Class 1 shares for certain periods presented. Absent such reimbursement, returns and yield would have been lower. There is no assurance that Seligman will continue this policy in the future.

Seligman Cash Management Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees ........................................................   0.40%

Distribution and/or Service (12b-1) Fees ...............................   none

Other Expenses(1) ......................................................   0.43%
                                                                           ----

Total Annual Portfolio Operating Expenses(2) ...........................   0.83%
                                                                           ====

----------
(1) Seligman has voluntarily undertaken to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) that exceed 0.30% of this Portfolio's average daily net assets.

(2) Reflects total annual portfolio operating expenses as they would have been if the expense reimbursement arrangements had not been in effect. The total annual operating expenses for the year ended December 31, 2003, taking into consideration the current expense reimbursement arrangement would have been 0.70%. Seligman can terminate this reimbursement arrangement at any time.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------

Class 1                                      $85      $265      $460     $1,025
--------------------------------------------------------------------------------

Seligman Common Stock Portfolio

Investment Objective

The Portfolio's objective is total return through a combination of capital appreciation and current income.

Principal Investment Strategies

The Portfolio uses the following principal investment strategy to seek its investment objective:

The Portfolio will seek to produce a level of current income consistent with its primary benchmark, the Standard and Poor's 500 Composite Stock Index. This strategy allows for variations over time in the level of current income produced by the Portfolio, which the investment manager believes will provide flexibility to construct a portfolio of common stocks capable of providing shareholders with a more attractive total return.

Generally, the Portfolio invests at least 80% of its net assets in common stocks that are broadly diversified among a number of industries. The Portfolio usually invests in the common stock of larger US companies; however, it may invest in companies of any size. The Portfolio may also invest in fixed-income securities and cash equivalents.

The Portfolio may purchase American Depositary Receipts ("ADRs"), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Seligman Common Stock Portfolio

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Class 1 Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

0.04%  27.28%  20.08%  21.31%  24.16%  13.15%  -10.53%  -12.24%  -27.16%  26.30%
--------------------------------------------------------------------------------
1994   1995    1996    1997    1998    1999     2000     2001     2002    2003

             Best quarter return: 19.11% - quarter ended 12/31/98. Worst quarter return: -18.62% - quarter ended 9/30/02.

Class 1 Average Annual Total Returns - Years Ended 12/31/03

                                                         One     Five      Ten
                                                         Year    Years    Years
                                                        -----    -----    -----
Seligman Common Stock Portfolio                         26.30%   (3.95)%   6.10%
--------------------------------------------------------------------------------
S&P 500 Index                                           28.67    (0.57)   11.06
--------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average                     25.53    (1.79)    8.77
--------------------------------------------------------------------------------

----------
The Lipper Large-Cap Core Funds Average and the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the S&P 500 Index does not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

Seligman Common Stock Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees ........................................................   0.40%
Distribution and/or Service (12b-1) Fees ...............................   none

Other Expenses .........................................................   0.33%
                                                                           ----
Total Annual Portfolio Operating Expenses ..............................   0.73%
                                                                           ====

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------

Class 1                                     $75       $233      $406      $906
--------------------------------------------------------------------------------

Portfolio Management

The Portfolio is co-managed by Seligman's Core Investment Team, headed by Richard R. Schmaltz. Mr. Schmaltz is a Managing Director and Chief Investment Officer of Seligman. He is Vice President of the Fund and Portfolio Manager of the Portfolio, as well as Co-Portfolio Manager of Seligman Income and Growth Portfolio. He is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation, a closed-end investment company, and Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Prior to his early retirement in 2001, Mr. Schmaltz was a Managing Director and Director of Investments of Seligman.

Seligman Communications and Information Portfolio

Investment Objective

The Portfolio's objective is capital gain.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

The Portfolio may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Portfolio may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

     o    Robust growth prospects

     o    High profit margins or return on capital

     o    Attractive valuation relative to expected earnings or cash flow

     o    Quality management

     o    Unique competitive advantages

The Portfolio generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain.

The Portfolio may purchase American Depositary Receipts ("ADRs"), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio concentrates its investments in companies in the communications, information and related industries. Therefore, the Portfolio may be susceptible to factors affecting these industries and the Portfolio's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, recently experienced a period of strong performance, followed by a period of volatility and negative performance. If this negative performance continues, the value of technology stocks may decline further.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Illiquid securities, foreign securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Seligman Communications and Information Portfolio

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Class 1 Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 38.55%   8.81%   22.22%   36.49%   85.81%   -36.19%   5.34%   -36.06%   44.35%
--------------------------------------------------------------------------------
  1995     1996    1997     1998     1999      2000     2001     2002     2003

             Best quarter return: 45.09% - quarter ended 12/31/99. Worst quarter return: -30.44% - quarter ended 9/30/01.

Class 1 Average Annual Total Returns - Periods Ended 12/31/03

                                                     One    Five    Since Inception
                                                     Year   Years       10/11/94
                                                    -----   -----   ---------------
Seligman Communications and Information Portfolio   44.35%   2.89%      12.75%
-----------------------------------------------------------------------------------
S&P 500 Index                                       28.67   (0.57)      11.80
-----------------------------------------------------------------------------------
Goldman Sachs Technology Index(1)                   54.19   (5.03)        n/a(1)
-----------------------------------------------------------------------------------
Lipper Science & Technology Funds Average           55.75   (2.78)      10.94(2)
-----------------------------------------------------------------------------------

----------
The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), the Lipper Science & Technology Funds Average and the Goldman Sachs Technology Index are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the S&P 500 Index and Goldman Sachs Technology Index do not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

(1)  The Goldman Sachs Technology Index has an inception date of 8/31/96.

(2)  From October 13, 1994.

Seligman Communications and Information Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees ........................................................   0.75%
Distribution and/or Service (12b-1) Fees ...............................   none

Other Expenses .........................................................   0.26%
                                                                           ----
Total Annual Portfolio Operating Expenses ..............................   1.01%
                                                                           ====

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------

Class 1                                     $103      $322      $558     $1,236
--------------------------------------------------------------------------------

Portfolio Management

The Portfolio is managed by Seligman's Technology Group, headed by Mr. Paul H. Wick. Mr. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Mr. Wick has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. Mr. Wick has been a Managing Director of Seligman since January 1995 and a Director of Seligman since November 1997.

Seligman Frontier Portfolio

Investment Objective

The Portfolio's objective is growth of capital. Income may be considered but is incidental to the Portfolio's investment objective.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 65% of its total assets in the common stock of small US companies. Companies are selected for their growth prospects. The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The Portfolio maintains a disciplined investment process that focuses on downside risks as well as upside potential. In selecting investments, the investment manager looks to identify companies that typically display one or more of the following:

o    Positive operating cash flows

o    Management ownership

o    A unique competitive advantage

o    Historically high returns on capital

--------------------------------------------------------------------------------

Small Companies:

Companies with market capitalizations, at the time of purchase by the Portfolio, of $2 billion or less.

--------------------------------------------------------------------------------

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

Although the Portfolio generally concentrates its investments in common stocks, it may invest up to 35% of its assets in preferred stocks, securities convertible into common stocks, and stock purchase warrants if the investment manager believes they offer capital growth opportunities. The Portfolio may also invest in American Depositary Receipts ("ADRs"), which are publicly-traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio and may lend portfolio securities. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund's Board of Directors may change the definition of "small companies" if it concludes that such a change is appropriate.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors that the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

The Portfolio may also be negatively affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Seligman Frontier Portfolio

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Class 1 Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

33.28%   23.93%   16.33%   -1.46%   16.59%   -15.83%   -7.35%   -26.52%   39.32%
--------------------------------------------------------------------------------
 1995     1996     1997     1998     1999      2000     2001      2002     2003

              Best quarter return: 28.95% - quarter ended 12/31/99.
             Worst quarter return: -23.61% - quarter ended 9/30/98.

Class 1 Average Annual Total Returns - Periods Ended 12/31/03

                                                  One     Five   Since Inception
                                                  Year   Years       10/11/94
                                                 -----   -----   ---------------
Seligman Frontier Portfolio                      39.32%  (1.43)%     6.99%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                        48.54    0.86       6.10
--------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Average            44.77    4.86       9.58(1)
--------------------------------------------------------------------------------

----------
The Lipper Small-Cap Growth Funds Average and the Russell 2000 Growth Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average does not reflect any sales charges, and the Russell Index does not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

Seligman, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, Seligman has discontinued this policy.

(1)  From October 13, 1994.

Seligman Frontier Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees ........................................................   0.75%

Distribution and/or Service (12b-1) Fees ...............................   none

Other Expenses(1) ......................................................   0.96%
                                                                           ----
Total Annual Portfolio Operating Expenses(1) ...........................   1.71%
                                                                           ====

----------
(1) Effective August 11, 2003, Seligman eliminated its voluntary undertaking to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) of the Portfolio. Total annual portfolio operating expenses are what they would have been if the expense reimbursement arrangements had not been in effect.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------

Class 1                                     $174      $539      $928     $2,019
--------------------------------------------------------------------------------

Portfolio Management

The Portfolio is managed by Seligman's Small Company Growth Team, headed by Mr. Frederick J. Ruvkun, a Managing Director of Seligman. Mr. Ruvkun, who joined Seligman in January 1997, is Vice President of the Fund and Portfolio Manager of the Portfolio. He is also Vice President and Portfolio Manager of Seligman Frontier Fund, Inc. Prior to joining Seligman, Mr. Ruvkun was a Portfolio Manager for Bessemer Trust from 1993.

Seligman Global Growth Portfolio

Investment Objective

The Portfolio's objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends. The Portfolio may invest in high-quality, large and mid-capitalization companies that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. Typically, the Portfolio will invest in several countries in different geographic regions. Additionally, the Portfolio may invest up to 15% in emerging market equities.

The Portfolio uses an investment style that is focused on identifying growth sectors and global leading growth companies within these sectors.
Characteristics of a global leader include: a brand franchise with leading market share, a sustained competitive advantage, a forward-looking management team, and high relative earnings growth.

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

     o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity or accelerating earnings growth)

     o    Quality management.

     o    Strong possibility of multiple expansion

     o Unique competitive advantage (e.g., market share, proprietary products)

     o    Potential for improvement in overall operations

The Portfolio generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue or earnings growth have slowed, or the stock's or industry's underlying fundamentals have deteriorated. The Portfolio may also sell a stock if the portfolio manager believes that negative country or regional factors or shifting in global trends may negatively affect a company's outlook, or to meet cash requirements.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Portfolio normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Portfolio may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Portfolio on reasonable terms in many situations, and the Portfolio may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

Seligman Global Growth Portfolio

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. There can be no assurance that the Portfolio's foreign investments will present less risk than a portfolio of solely US securities.

The Portfolio seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different regions of the world. Diversification reduces the effect events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of the Portfolio's investments in one country may offset potential gains from investments in another country.

If global trends do not develop as the portfolio manager expects, the Portfolio's performance could be negatively affected.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors that the portfolio manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Seligman Global Growth Portfolio

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Class 1 Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

      12.57%    21.60%    52.49%    -15.78%    -19.93%    -24.13%    30.16%
--------------------------------------------------------------------------------
       1997      1998      1999       2000       2001       2002      2003

              Best quarter return: 29.72% - quarter ended 12/31/99.
             Worst quarter return: -18.70% - quarter ended 9/30/02.

Class 1 Average Annual Total Returns - Periods Ended 12/31/03

                                                  One     Five   Since Inception
                                                  Year   Years        5/1/96
                                                 -----   -----   ---------------
Seligman Global Growth Portfolio                 30.16%   0.31%      4.28%
--------------------------------------------------------------------------------
MSCI World Index                                 33.76   (0.39)      5.61(1)
--------------------------------------------------------------------------------
MSCI World Growth Index                          28.52   (3.72)      4.19(1)
--------------------------------------------------------------------------------
Lipper Global Funds Average                      32.06    2.15       6.10(1)
--------------------------------------------------------------------------------

----------
The Morgan Stanley Capital International World Index ("MSCI World Index"), the Morgan Stanley Capital International World Growth Index ("MSCI World Growth Index") and the Lipper Global Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Global Funds Average does not reflect any sales charges and the MSCI World Index and the MSCI World Growth Index do not reflect any fees and sales charges. The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe and the Asia/Pacific region. The MSCI World Growth Index is a market-capitalization-weighted equity index comprised of 23 countries representing "growth" (high price to book value) securities in the world's developed stock markets. The Lipper Global Funds Average measures the performance of mutual funds which invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. Investors cannot invest directly in an average or an index.

Effective September 15, 2003, the Portfolio is subadvised by Wellington Management Company, LLP.

Prior to April 1, 2000, Seligman employed a subadviser that was responsible for providing portfolio management services with regard to the Portfolio's non-US investments. From April 1, 2000 until September 15, 2003, the assets of the Portfolio were managed exclusively by Seligman.

Seligman and/or its former subadviser, at their discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. There is no assurance that Seligman will continue this policy in the future.

(1) From April 30, 1996.

Seligman Global Growth Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees........................................................    1.00%

Distribution and/or Service (12b-1) Fees...............................    none

Other Expenses(1)......................................................    2.83%
                                                                           ----
Total Annual Portfolio Operating Expenses(2)...........................    3.83%
                                                                           ====

----------
(1) Effective August 11, 2003, Seligman modified its voluntary undertaking to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) of the Portfolio that exceeded certain limitations from 0.40% to 0.75% of the Portfolio's average daily net assets. Management fees and 12b-1 fees will continue to be excluded for purposes of applying the expense cap.

(2) Reflects total annual portfolio operating expenses as they would have been if the expense reimbursement arrangements had not been in effect. The total annual operating expenses for the year ended December 31, 2003, taking into consideration the current reimbursement arrangement would have been 1.75%. Seligman can terminate this reimbursement arrangement at any time.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------

Class 1                                     $385     $1,169    $1,972    $4,062
--------------------------------------------------------------------------------

Portfolio Management

The Portfolio is managed by Andrew S. Offit, Portfolio Manager of the Portfolio. Mr. Offit is a Senior Vice President of Wellington Management. He is also Portfolio Manager of Seligman International Growth Portfolio, as well as Seligman Global Growth Fund and Seligman International Growth Fund, two series of Seligman Global Fund Series, Inc. He joined Wellington Management in 1997 and has over 15 years of investment experience.

Seligman Global Smaller Companies Portfolio

Investment Objective

The Portfolio's objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 80% of its assets in equity securities of smaller US and non-US companies. The Portfolio may invest in companies domiciled in any country, although it typically invests in developed countries. The Portfolio is generally neutrally weighted across the major geographic regions.

The Portfolio uses an investment approach that is bottom-up focused, looking for both extended growth opportunities and special situations (including value stocks) within each region.

--------------------------------------------------------------------------------

Smaller companies:

Companies with market capitalization, at the time of purchase by the Portfolio, equivalent to US $2 billion or less.

--------------------------------------------------------------------------------

In selecting individual securities, the portfolio managers look for companies that they believe display the following characteristics:

     o Extended growth opportunities or special situations where there is a potential for improvement in overall operations

     o    A well articulated and believable business model

     o    Quality management

     o    Sustainable competitive advantage

     o    Strong financial characteristics

The Portfolio generally sells a stock if the portfolio managers believe its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, its underlying fundamentals have deteriorated, or the portfolio managers are finding better opportunities elsewhere. The Portfolio may also sell a stock if the portfolio managers believe that negative country or regional factors may affect a company's outlook, to manage risk in the Portfolio, or to meet cash requirements.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Portfolio normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Portfolio also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Portfolio on reasonable terms in many situations and the Portfolio may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund's Board of Directors may change the definition of "smaller companies" if it concludes that such a change is appropriate.

Seligman Global Smaller Companies Portfolio

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. There can be no assurance that the Portfolio's foreign investments will present less risk than a portfolio of solely US securities.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser known companies.

The Portfolio may be negatively affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors that the portfolio manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Seligman Global Smaller Companies Portfolio

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Class 1 Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

     17.38%  18.66%  3.43%  6.58%  28.34%  -14.63%  -15.25%  -24.59%  41.08%
--------------------------------------------------------------------------------
      1995    1996   1997   1998    1999    2000     2001     2002     2003

              Best quarter return: 20.22% - quarter ended 12/31/99.
             Worst quarter return: -19.65% - quarter ended 9/30/01.

Class 1 Average Annual Total Returns - Periods Ended 12/31/03

                                                        One     Five   Since Inception
                                                        Year   Years       10/11/94
                                                       -----   -----   ---------------
Seligman Global Smaller Companies Portfolio            41.08%  (0.24)%       5.01%
--------------------------------------------------------------------------------------
Citigroup Broad Market Less Than US $2 Billion Index   52.83    9.33         8.23(1)
--------------------------------------------------------------------------------------
Citigroup EM Index World                               47.46    7.53         8.40(1)
--------------------------------------------------------------------------------------
Lipper Global Small-Cap Funds Average                  46.05    6.57         7.32(2)
--------------------------------------------------------------------------------------

----------
The Citigroup Broad Market Less Than US $2 Billion Index, Citigroup Em Index World and the Lipper Global Small-Cap Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Global Small-Cap Funds Average does not reflect any sales charges. The Citigroup Broad Market Less Than US $2 Billion Index does not reflect any fees and sales charges and measures the performance of small-cap stocks around the world. The Citigroup Broad Market Less Than US $2 Billion Index has replaced the Citigroup EM ("Extended Market") Index World (formerly, Salomon Smith Barney EM ("Extended Market") Index World) as a benchmark because the Citigroup Broad Market Less Than US $2 Billion Index is the benchmark used by Wellington Management to measure the Portfolio's performance. The Lipper Global Small-Cap Funds Average measures the performance of mutual funds which invest at least 25% of their total assets in equity securities of companies whose primary trading markets are outside the US, and which invest at least 65% of total assets in companies with market capitals of less than US $1 billion at the time of purchase. Investors cannot invest directly in an average or an index.

Effective September 15, 2003, the Portfolio is subadvised by Wellington Management Company, LLP.

Prior to January 1, 2003, Seligman employed a subadviser that was responsible for providing portfolio management services with respect to the Portfolio's non-US investments. From January 1, 2003 until September 15, 2003, the assets of the Portfolio were managed exclusively by Seligman.

Seligman and/or its former subadviser, at their discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. There is no assurance that Seligman will continue this policy in the future.

(1)  From September 30, 1994.

(2)  From October 13, 1994.

Seligman Global Smaller Companies Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees ........................................................   1.00%
Distribution and/or Service (12b-1) Fees ...............................   none

Other Expenses(1) ......................................................   3.08%
                                                                           ----
Total Annual Portfolio Operating Expenses(2) ...........................   4.08%
                                                                           ====

----------
(1) Effective August 11, 2003, Seligman modified its voluntary undertaking to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) of the Portfolio that exceeded certain limitations from 0.40% to 1.00% of the Portfolio's average daily net assets. Management fees and 12b-1 fees will continue to be excluded for purposes of applying the expense cap.

(2) Reflects total annual portfolio operating expenses as they would have been if the expense reimbursement arrangements had not been in effect. The total annual operating expenses for the year ended December 31, 2003, taking into consideration the current reimbursement arrangement would have been 2.00%. Seligman can terminate this reimbursement arrangement at any time.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------

Class 1                                     $410     $1,241    $2,087    $4,273
--------------------------------------------------------------------------------

Portfolio Management

The Portfolio is co-managed by Edward L. Makin and Jamie A. Rome, Co-Portfolio Managers of the Portfolio. Messrs. Makin and Rome are also Co-Portfolio Managers of Seligman Global Smaller Companies Fund, a series of Seligman Global Fund Series, Inc.

Mr. Makin is a Vice President of Wellington Management. He joined Wellington Management in 1994 and has over 15 years of investment experience.

Mr. Rome is also a Vice President of Wellington Management and a Certified Financial Analyst. He began his career at Wellington Management in 1994 and has over 10 years of investment experience.

Seligman Global Technology Portfolio

Investment Objective

The Portfolio's objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 80% of its net assets in equity securities of US and non-US companies with business operations in technology and technology-related industries.

--------------------------------------------------------------------------------

Technology:

The use of science to create new products and services. The industry comprises information technology and communications, as well as medical, environmental and biotechnology.

--------------------------------------------------------------------------------

The Portfolio may invest in companies domiciled in any country. The Portfolio generally invests in several countries in different geographic regions.

The Portfolio may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Portfolio. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for small to medium-sized companies, and the Portfolio may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, no matter what their country of origin. The Portfolio combines in-depth research into individual companies with macro analysis. The investment manager looks for attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies it believes display one or more of the following:

     o    Robust growth prospects

     o    High profit margins

     o Attractive valuation relative to earnings forecasts or other valuation criteria (e.g., return on equity)

     o    Quality management and equity ownership by executives

     o Unique competitive advantages (e.g., market share, proprietary products)

     o    Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 20% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

Seligman Global Technology Portfolio

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. There can be no assurance that the Portfolio's foreign investments will present less risk than a portfolio of solely US securities.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, recently experienced a period of strong performance, followed by a period of volatility and negative performance. If this performance period continues, the value of technology stocks may decline further.

The Portfolio may be susceptible to factors affecting technology and technology-related industries and the Portfolio's net asset value may fluctuate more than a portfolio that invests in a wider range of portfolio securities. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial or managerial resources. These risks may be heightened for technology companies in foreign markets.

The Portfolio seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of one of the Portfolio's investments may offset potential gains from other investments.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Seligman Global Technology Portfolio

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Class 1 Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]

19.53%     36.80%     118.80%     -23.75%     -22.05%     -31.64%      36.12%
--------------------------------------------------------------------------------
 1997       1998       1999        2000        2001        2002         2003

             Best quarter return: 56.86% - quarter ended 12/31/99. Worst quarter return: -32.05% - quarter ended 9/30/01.

Class 1 Average Annual Total Returns - Periods Ended 12/31/03

                                                One     Five     Since Inception
                                                Year    Years        5/1/96
                                                ----    -----    ---------------
Seligman Global Technology Portfolio           36.12%    3.89%       9.87%
--------------------------------------------------------------------------------
MSCI World Index                               33.76    (0.39)       5.61(1)
--------------------------------------------------------------------------------
Lipper Global Funds Average                    32.06     2.15        6.10(1)
--------------------------------------------------------------------------------
Lipper Science & Technology Funds Average      55.75    (2.78)       6.16(1)
--------------------------------------------------------------------------------

----------
The Lipper Global Funds Average, the Lipper Science & Technology Funds Average and the Morgan Stanley Capital International World Index (MSCI World Index) are unmanaged benchmarks that the assume reinvestment of all distributions. The Lipper Averages do not reflect any sales charges and the MSCI World Index does not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

Prior to April 1, 2000, Seligman employed a subadviser that was responsible for providing portfolio management services with respect to the Portfolio's non-US investments. From April 1, 2000 until September 15, 2003, the assets of the Portfolio were managed exclusively by Seligman.

Seligman and/or its former subadviser, at their discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. There is no assurance that Seligman will continue this policy in the future.

(1) From April 30, 1996.

Seligman Global Technology Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees ........................................................   1.00%
Distribution and/or Service (12b-1) Fees ...............................   none
Other Expenses(1) ......................................................   1.39%
                                                                           ----
Total Annual Portfolio Operating Expenses(2) ...........................   2.39%
                                                                           ====

----------

(1) Effective August 11, 2003, Seligman modified its voluntary undertaking to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees)of the Portfolio that exceeded certain limitations from 0.40% to 0.90% of the Portfolio's average daily net assets. Management fees and 12b-1 fees will continue to be excluded for purposes of applying the expense cap.

(2) Reflects total annual portfolio operating expenses as they would have been if the expense reimbursement arrangements had not been in effect. The total annual operating expenses for the year ended December 31, 2003, taking into consideration the current reimbursement arrangement would have been 1.90%. Seligman can terminate this reimbursement arrangement at any time.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------

Class 1                                     $242      $745     $1,275    $2,726
--------------------------------------------------------------------------------

Portfolio Management

The Portfolio is managed by Seligman's Technology Group. Mr. Richard M. Parower, who joined Seligman in April 2000, is a Senior Vice President, Investment Officer of Seligman. Mr. Parower is Vice President of the Fund and Portfolio Manager of the Portfolio. He is also Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Fund and Vice President and Portfolio Manager of Seligman New Technologies Fund, Inc and Seligman New Technologies Fund II, Inc. Prior to joining Seligman, from June 1998 to April 2000, Mr. Parower was a Senior Analyst with Citibank Global Asset Management covering Global IT Services.

Seligman High-Yield Bond Portfolio

Investment Objective

The Portfolio's objective is to produce maximum current income.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio has a fundamental policy that requires that, except for temporary defensive purposes, it invest at least 80% of the value of its total assets in high-yielding, income-producing corporate bonds.

The Portfolio invests in a diversified range of high-yield, high-risk, medium and lower quality corporate bonds and notes. Generally, bonds and notes providing the highest yield are unrated or carry lower ratings (Baa or lower by Moody's Investors Service, or BBB or lower by Standard & Poor's Ratings Services). The Portfolio may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("Rule 144A Securities").

The Portfolio uses an investment style that combines top-down macro-economic analysis with bottom-up fundamental research of individual companies. The investment manager looks to identify sectors and industries that it believes offer good investment opportunities, and uses extensive in-depth research to identify companies it believes are attractive within those sectors and industries. The investment manager also looks at the particular bond characteristics of the securities considered for purchase, e.g., the ability to "put" the bonds back to the issuer under certain circumstances, financial requirements that the issuer is required to maintain or other terms the investment manager considers favorable. The investment manager looks at a variety of factors when making sector and industry allocation decisions, including:

     o The effect of the interest-rate environment on various sectors and industries

     o    Potential for corporate earnings growth

     o    The sector or industry contribution to GDP

     o    Historical and anticipated default rates

In selecting individual securities, the investment manager seeks to identify companies that it believes display one or more of the following:

     o    Strong operating cash flow and margins

     o    Improving financial ratios (i.e., creditworthiness)

     o    Leadership in market share or other competitive advantage

     o    Superior management

     o    Attractive relative pricing

The Portfolio will generally sell a security if the investment manager believes that the company displays deteriorating cash flows, an ineffective management team, or an unattractive relative valuation.

The Portfolio may invest up to 20% of its total assets in a range of high-yield, medium and lower quality corporate notes; short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of more than $1 billion; bankers' acceptances and interest-bearing savings or time deposits of such banks; prime commercial paper; securities issued, guaranteed, or insured by the US Government, its agencies or instrumentalities; and other income-producing cash items, including repurchase agreements.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Portfolio may invest up to 10% of its total assets in debt securities of foreign issuers. In accordance with its objective of producing maximum current income, the Portfolio may invest up to 10% of its total assets in preferred stock, including non-investment-grade preferred stock. While the Portfolio favors cash-paying bonds over deferred pay securities, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional bonds).

Seligman High-Yield Bond Portfolio

Principal Risks

The Portfolio's net asset value, yield and total return will fluctuate with fluctuations in the yield and market value of the individual securities held by the Portfolio. The types of securities in which the Portfolio invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Portfolio are discussed below.

Higher-yielding, higher-risk, medium and lower quality corporate bonds and notes, like the securities in which the Portfolio invests, are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Portfolio's bonds and notes will be affected, like all fixed-income securities, by market conditions relating to changes in prevailing interest rates. However, the value of lower rated or unrated corporate bonds and notes is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality.

Lower-rated and unrated corporate bonds and notes are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher rated securities. Under adverse market or economic conditions, the secondary market for these bonds and notes could contract further, causing the Portfolio difficulties in valuing and selling its securities.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

"Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Portfolio will result in corresponding fluctuations and volatility in the net asset value of the shares of the Portfolio. Additionally, because they do not pay current income, they will detract from the Portfolio's objective of producing maximum current income.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Portfolio's expenses.

Seligman High-Yield Bond Portfolio

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Class 1 Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

      14.62%   15.09%   1.02%   -0.75%   -8.93%   -14.70%   -3.67%   23.92%
--------------------------------------------------------------------------------
       1996     1997    1998     1999     2000     2001      2002     2003

               Best quarter return: 7.20% - quarter ended 6/30/03.
              Worst quarter return: -8.04% - quarter ended 9/30/01.

Class 1 Average Annual Total Returns - Periods Ended 12/31/03

                                                 One     Five    Since Inception
                                                 Year   Years         5/1/95
                                                -----   -----    ---------------
Seligman High-Yield Bond Portfolio              23.92%  (1.65)%      3.22%
--------------------------------------------------------------------------------
Citigroup High-Yield Bond Index                 30.62    5.41        7.51(1)
--------------------------------------------------------------------------------
Lipper High Current Yield Average               24.36    3.57        5.64(1)
--------------------------------------------------------------------------------

----------
The Lipper High Current Yield Average and the Citigroup High-Yield Bond Index are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the Citigroup High-Yield Bond Index does not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

Seligman, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, Seligman has discontinued this policy.

(1) From April 30, 1995.

Seligman High-Yield Bond Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees ........................................................   0.50%
Distribution and/or Service (12b-1) Fees ...............................   none

Other Expenses (1) .....................................................   0.65%
                                                                           ----
Total Annual Portfolio Operating Expenses (1) ..........................   1.15%
                                                                           ====

----------
(1) Effective August 11, 2003, Seligman eliminated its voluntary undertaking to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) of the Portfolio. Total annual operating expenses are what they would have been if the expense reimbursement arrangements had not been in effect.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------

Class 1                                     $117      $365      $633     $1,398
--------------------------------------------------------------------------------

Portfolio Management

The Portfolio is managed by Seligman's Fixed Income Team, headed by Mr. Kendall
C. Peterson, a Managing Director of Seligman. He is Vice President of the Fund and Portfolio Manager of the Portfolio. Mr. Peterson is also Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman High-Yield Bond Series.

Before joining Seligman in September 2001, Mr. Peterson was Vice President and Portfolio Manager and Desk Head for High Yield Mutual Funds with Fortis, Inc. From 1985 through 1999, Mr. Peterson served in a variety of capacities with The Prudential Insurance Company of America, the last six years of which he was Vice President and Portfolio Manager for High Yield Mutual Funds.

Seligman Income and Growth Portfolio

Investment Objective

The Portfolio's objective is total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio allocates its assets between equity securities and fixed-income securities. The proportion of the Portfolio's net assets invested in each type of security will vary from time to time based on the investment manager's assessment of general market and economic conditions, including the projected strength of the equity and fixed income markets, the relative return potential and risks of each asset class and other economic factors, such as interest rates. For the past few years, approximately 60% of the Portfolio's net assets have been invested in equity securities and approximately 40% have been invested in fixed-income securities. However, the investment manager may at any time allocate significantly more of the Portfolio's assets to either equity or fixed-income securities based on the ongoing evaluation process described above.

Securities in which the Portfolio may invest include common stocks, securities convertible into common stocks, fixed-income securities (such as notes, bonds, debentures, certain preferred stocks and other debt obligations), preferred stocks and American Depositary Receipts ("ADRs"). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers. Securities are carefully selected in light of the Portfolio's investment objectives and are diversified among many different types of securities and market sectors.

Equity securities are chosen using a three part investment strategy, consisting of: (1) analytical security evaluation; (2) portfolio construction; and (3) fundamental analysis. The final equity portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.

Security Evaluation. The investment manager applies analytical techniques to rank a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

Portfolio Construction. Once the attractiveness of the stocks is established, the investment manager applies quantitative techniques to suggest an optimal portfolio to pursue the Portfolio's investment objective. In this phase, weightings are assigned to the stocks being considered for investment. The investment manager considers the risk and expected return of the overall equity portfolio, the expected dividend and other income to be generated by the recommended portfolio, and exposure by sector, industry, market capitalization and other categories.

Fundamental Analysis. Before changing the portfolio composition, the investment manager reviews the buy and sell recommendations generated during the first two investment steps, and will consider additional information available about a particular security that could not be captured by the analytical approach. The investment manager does this by applying traditional fundamental research. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well-managed and possess the opportunity for earnings growth. Using this qualitative information, the investment manager may adjust the weightings and, in some cases, may eliminate a stock completely from consideration. This may result in changes to the suggested trades generated during the portfolio construction phase.

Fixed-income securities are chosen for purchase by the Portfolio using a method that combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Portfolio based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value) and total return opportunities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks.

Seligman Income and Growth Portfolio

Principal Risks

A significant portion of the Portfolio's assets is generally invested in common stocks. Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

While the Portfolio maintains exposure to varied industry sectors over the longer term, it may invest more heavily in certain industries believed to offer good investment opportunities. To the extent that an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

Stocks of large US companies, like those in which the Portfolio may invest, have experienced an extended period of strong performance, followed by a period of volatility and negative performance. If this negative performance continues, the value of large company stocks may decline further. This could have an adverse effect on the Portfolio's yield, net asset value, and total return.

The portion of the Portfolio's assets that are invested in fixed-income securities will be subject to interest rate risk and credit risk, as discussed below.

Changes in market interest rates will affect the value of the fixed-income securities held by the Portfolio. In general, the market value of fixed-income securities moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates fall. Long-term securities are generally more sensitive to changes in interest rates, and, therefore, subject to a greater degree of market price volatility. Changes in the value of the fixed-income securities held by the Portfolio may affect the Portfolio's net asset value. The extent to which the Portfolio is affected will depend on the percentage of the Portfolio's assets that is invested in fixed-income securities and the duration of the securities held.

A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments. To the extent the Portfolio holds securities that are downgraded, or default on payment, its performance could be negatively affected.

Fixed-income securities, like those in which the Portfolio invests, are traded principally by dealers in the over-the-counter market. The Portfolio's ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Seligman Income and Growth Portfolio

Past Performance

The information below provides some isndication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of the any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Class 1 Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

-5.96%   17.98%   6.66%  14.02%   7.76%  2.87%  -2.20%   -1.49%  -11.58%  16.50%
--------------------------------------------------------------------------------
 1994     1995    1996    1997    1998   1999    2000     2001    2002     2003

             Best quarter return: 10.28% - quarter ended 12/31/01. Worst quarter return: -10.30% - quarter ended 9/30/01.

Class 1 Average Annual Total Returns - Years Ended 12/31/03

                                                         One     Five       Ten
                                                        Year    Years      Years
                                                       -----    -----     ------
Seligman Income and Growth Portfolio                   16.50%    0.41%     4.02%
--------------------------------------------------------------------------------
S&P 500 Index                                          28.67    (0.57)    11.06
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index                 4.67     6.66      6.98
--------------------------------------------------------------------------------
Lipper Income Funds Average                            16.43     3.47      6.87
--------------------------------------------------------------------------------

----------
The Lipper Income Funds Average, the Lehman Brothers Government/Credit Index and the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges. The S&P 500 Index and the Lehman Index do not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

Seligman, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. There is no assurance that Seligman will continue this policy in the future.

Seligman Income and Growth Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees .......................................................    0.40%

Distribution and/or Service (12b-1) Fees ..............................    none

Other Expenses(1) .....................................................    1.58%
                                                                           ----
Total Annual Portfolio Operating Expenses(2) ..........................    1.98%
                                                                           ====

----------
(1) Effective August 11, 2003, Seligman modified its voluntary undertaking to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) of the Portfolio that exceeded certain limitations from 0.55% to 0.75% of the Portfolio's average daily net assets. Management fees and 12b-1 fees will continue to be excluded for purposes of applying the expense cap.

(2) Reflects total annual portfolio operating expenses as they would have been if the expense reimbursement arrangements had not been in effect. The total annual operating expenses for the year ended December 31, 2003, taking into consideration the current reimbursement arrangement would have been 1.15%. Seligman can terminate this reimbursement arrangement at any time.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 Year       3 Years      5 Years      10 Years
                                 ------       -------      -------      --------

Class 1                           $201          $621        $1,068       $2,306
--------------------------------------------------------------------------------

Portfolio Management

The Fund is co-managed by Seligman's Core Investment Team, headed by Richard R. Schmaltz, and the investment grade team of Seligman's Fixed Income Team, headed by Christopher J. Mahony.

Mr. Schmaltz is a Managing Director and Chief Investment Officer of Seligman. He is Vice President of the Fund and Co-Portfolio Manager of the Portfolio, as well as Portfolio Manager of Seligman Common Stock Portfolio. He is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation, a closed-end investment company and Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Prior to his early retirement in 2001, Mr. Schmaltz was a Managing Director and Director of Investments of Seligman.

Mr. Mahony, who joined Seligman in April 2001, is a Senior Vice President, Investment Officer of Seligman. He is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. He is also Portfolio Manager of Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio; Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc.; Vice President of Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Series; and Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Previously, since 1994, he was Senior Portfolio Manager at Fort Washington Investment Advisors, Inc., located in Cincinnati, Ohio, where he managed all third party investment-grade fixed-income portfolios.

Seligman International Growth Portfolio

Investment Objective

The Portfolio's objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests primarily in high-quality, large and mid-capitalization growth companies that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. The Portfolio may invest in any country; however, it typically will not invest in the US. It generally invests in several countries in different geographic regions.

The Portfolio generally invests in the common stocks of medium to large-sized companies in the principal international markets. It may also invest in companies with lower market capitalization or in smaller regional or emerging markets (representation in the emerging markets will generally be less than 25% of assets).

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

     o Attractive valuations relative to earnings and revenue forecasts or other valuation criteria (e.g., return on equity)

     o    Quality management

     o Unique competitive advantage (e.g., market share, proprietary products)

     o    Strong possibility of multiple expansion

     o Potential for improvement in overall operations (hidden/unappreciated value)

The Portfolio generally sells a stock if the portfolio manager believes its target price has been reached, there is a decelerating trend of earnings growth, deteriorating industry fundamentals, management change or failure, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Portfolio normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Portfolio may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Portfolio on reasonable terms in many situations, and the Portfolio may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

Seligman International Growth Portfolio

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. There can be no assurance that the Portfolio's foreign investments will present less risk than a portfolio of solely US securities.

The Portfolio seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of the Portfolio's investments in one country may offset potential gains from investments in another country.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors that the portfolio manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Seligman International Growth Portfolio

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Class 1 Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 1.32%  11.34%  7.08%  8.35%  15.81%  26.64%  -32.47%  -24.41%  -16.52%  33.48%
--------------------------------------------------------------------------------
 1994    1995   1996   1997    1998    1999     2000     2001     2002    2003

              Best quarter return: 17.81% - quarter ended 12/31/98.
             Worst quarter return: -18.03% - quarter ended 9/30/02.

Class 1 Average Annual Total Returns - Years Ended 12/31/03

                                                  One    Five         Ten
                                                  Year   Years       Years
                                                 -----   -----       -----
Seligman International Growth Portfolio          33.48%  (6.35)%     0.88%
--------------------------------------------------------------------------------
MSCI EAFE Index                                  39.17    0.26       4.78
--------------------------------------------------------------------------------
Lipper International Funds Average               34.75    1.29       4.66
--------------------------------------------------------------------------------

----------
The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("MSCI EAFE Index") and the Lipper International Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper International Funds Average excludes the effect of sales charges and the MSCI EAFE Index excludes the effect of fees and sales charges. The MSCI EAFE Index measures the performance of stocks in 21 developed countries in Europe, Australasia, and the Far East. The Lipper International Funds Average measures the performance of mutual funds which invest in equity securities of companies whose primary trading markets are outside the US. Investors cannot invest directly in an average or an index.

Effective September 15, 2003, the Portfolio is subadvised by Wellington Management Company, LLP.

Prior to April 1, 2000, Seligman employed a subadviser that was responsible for providing portfolio management services with respect to the Portfolio. From April 1, 2000 until September 15, 2003, the assets of the Portfolio were managed exclusively by Seligman.

Seligman and/or its former subadviser, at their discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. There is no assurance that Seligman will continue this policy in the future.

Seligman International Growth Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees ........................................................   1.00%

Distribution and/or Service (12b-1) Fees ...............................   none

Other Expenses(1) ......................................................   2.45%
                                                                           ----
Total Annual Portfolio Operating Expenses(2) ...........................   3.45%
                                                                           ====

----------
(1) Effective August 11, 2003, Seligman modified its voluntary undertaking to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) of the Portfolio that exceeded certain limitations from 0.40% to 1.00% of the Portfolio's average daily net assets. Management fees and 12b-1 fees will continue to be excluded for purposes of applying the expense cap.

(2) Reflects total annual portfolio operating expenses as they would have been if the expense reimbursement arrangements had not been in effect. The total annual operating expenses for the year ended December 31, 2003, taking into consideration the current reimbursement arrangement would have been 2.00%. Seligman can terminate this reimbursement arrangement at any time.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------

Class 1                                     $348     $1,059    $1,793    $3,730
--------------------------------------------------------------------------------

Portfolio Management

The Portfolio is managed by Andrew S. Offit, Portfolio Manager of the Portfolio. Mr. Offit is a Senior Vice President of Wellington Management. He is also Portfolio Manager of Seligman Global Growth Portfolio and Seligman Global Growth Fund, Inc., a series of Seligman Global Fund Series, Inc. He joined Wellington Management in 1997 and has over 15 years of investment experience.

Seligman Investment Grade Fixed Income Portfolio

Investment Objective

The Portfolio's objective is favorable current income.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

Generally, the Portfolio invests in fixed-income securities, diversified among a number of market sectors. The Portfolio has a fundamental policy that at least 80% of the Portfolio's assets will be invested in securities that are rated investment-grade when purchased by the Portfolio. The Portfolio may invest in securities of any duration. Capital appreciation is a secondary consideration in selecting securities for purchase by the Portfolio.

The Portfolio may invest in corporate debt securities (including bonds and debentures convertible into common stock or with rights and warrants), securities issued or guaranteed by the US Treasury, its agencies or instrumentalities, mortgage-backed securities (including collateralized mortgage obligations and mortgage pass-through securities), and highgrade money market instruments. The Portfolio may also hold or sell any securities obtained through the exercise of conversion rights or warrants, or as a result of a reorganization, recapitalization, or liquidation proceeding of any issuer of securities owned by the Portfolio.

The Portfolio's investment approach combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixedincome market and evaluates the long-term trends in interest rates, and then selects individual securities for the Portfolio based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value). The average maturity of the Portfolio will vary in response to what the investment manager believes to be the long-term trend in interest rates. Generally, if rates are trending up, the Portfolio will seek to hold securities with shorter maturities. If rates are trending down, the Portfolio will seek to hold securities with longer maturities. Additionally, the Portfolio's concentration in any particular market sector and the Portfolio's individual security holdings will vary depending on the investment manager's view of the relative value offered by certain sectors, as well as specific securities within those sectors.

In selecting individual securities for purchase by the Portfolio, the investment manager will seek to identify securities of various market sectors that it believes offer better total return opportunities.

The Portfolio generally sells securities when the investment manager believes that the direction of long-term interest rates is changing, better opportunities exist in the market, or yield spreads (i.e., the yields offered on different securities) have become too narrow to justify the added volatility of long-term securities (which generally offer higher yields), or when the Portfolio must meet cash requirements.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may invest up to 10% of its total assets in foreign securities. The Portfolio may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities). The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

Seligman Investment Grade Fixed Income Portfolio

Principal Risks

The value of your investment in the Portfolio will fluctuate with fluctuations in the value of the securities held by the Portfolio. The principal factors that may affect the value of the Portfolio's securities holdings are changes in interest rates and the creditworthiness of the issuers of securities held by the Portfolio.

Interest rate risk. Changes in market interest rates will affect the value of securities held by the Portfolio. The Portfolio invests mostly in fixed-income securities. In general, the market value of fixed-income securities moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates fall. The Portfolio's net asset value per share generally moves in the same direction as the market value of the securities it holds. Therefore, if interest rates rise, you should expect the Portfolio's net asset value per share to fall, and if interest rates fall, the Portfolio's net asset value should rise.

Long-term securities are generally more sensitive to changes in interest rates, and, therefore, are subject to a greater degree of market price volatility. To the extent the Portfolio holds long-term securities, its net asset value will be subject to a greater degree of fluctuation than if it held securities of shorter duration.

Credit risk. A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a debt security would be unable to make interest and principal payments. To the extent the Portfolio holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

While the Portfolio is required to invest a majority of its assets in securities rated investment-grade on the date of purchase, there is no guarantee that these securities are free from credit risk. Ratings by Moody's Investors Service and Standard & Poor's Ratings Services are generally accepted measures of credit risk. However, these ratings are subject to certain limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Ratings also are not updated continuously.

Fixed-income securities, like those in which the Portfolio invests, are traded principally by dealers in the over-the-counter market. The Portfolio's ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could reduce the number of ready buyers.

Seligman Investment Grade Fixed Income Portfolio

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Class 1 Annual Total Returns - Calendar Years

  [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

    -3.39%  19.18%  0.09%  8.98%  8.20%  -4.48%  10.25%  5.52%  9.83%  4.72%
--------------------------------------------------------------------------------
     1994    1995   1996   1997   1998    1999    2000   2001   2002   2003

              Best quarter return: 6.88% - quarter ended 6/30/95.
             Worst quarter return: -3.35% - quarter ended 3/31/96.

Class 1 Average Annual Total Returns - Years Ended 12/31/03

                                                             One    Five    Ten
                                                            Year   Years   Years
                                                            ----   -----   -----
Seligman Investment Grade Fixed Income Portfolio            4.72%  5.03%   5.68%
--------------------------------------------------------------------------------
Lehman Brothers Government Bond Index                       2.36   6.26    6.72
--------------------------------------------------------------------------------
Lipper Corporate Debt BBB-Rated Funds Average               8.61   6.15    6.66
--------------------------------------------------------------------------------

----------
The Lehman Brothers Government Bond Index and the Lipper Corporate Debt BBB-Rated Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the Lehman Index does not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

Seligman, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. There is no assurance that Seligman will continue this policy in the future.

Seligman Investment Grade Fixed Income Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees ........................................................   0.40%

Distribution and/or Service (12b-1) Fees ...............................   none

Other Expenses(1) ......................................................   0.51%
                                                                           ----
Total Annual Portfolio Operating Expenses(2) ...........................   0.91%
                                                                           ====

----------
(1) Seligman has voluntarily undertaken to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) that exceed 0.45% of the Portfolio's average daily net assets.

(2) Reflects total annual portfolio operating expenses as they would have been if the expense reimbursement arrangements had not been in effect. The total annual operating expenses for the year ended December 31, 2003, taking into consideration the current expense reimbursement arrangement would have been 0.85%. Seligman can terminate this reimbursement arrangement at any time.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year      3 Years     5 Years      10 Years
                                   ------      -------     -------      --------

Class 1                              $93         $290        $504        $1,120
--------------------------------------------------------------------------------

Portfolio Management

The Portfolio is managed by the investment grade team of Seligman's Fixed Income Team. The investment grade team is headed by Mr. Christopher J. Mahony, Senior Vice President, Investment Officer of Seligman. Mr. Mahony joined Seligman in April 2001 and is Vice President of the Fund and Portfolio Manager of the Portfolio. He is also Portfolio Manager of the Seligman Cash Management Portfolio and Co-Portfolio Manager of the Seligman Income and Growth Portfolio of the Fund; Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc.; Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc.; and Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Series. Before joining Seligman, since 1994, Mr. Mahony was Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. located in Cincinnati, Ohio, where he managed all third party investment-grade fixed-income portfolios.

Seligman Large-Cap Growth Portfolio

Investment Objective

The Portfolio's objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

Generally, the Portfolio invests at least 80% of its net assets in the common stock of large US companies, selected for their growth prospects. The investment manager chooses common stocks for the Portfolio using both quantitative and fundamental analysis. This means the investment manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet. The investment manager favors a low ratio of debt to total capital. In selecting individual securities for investment, the investment manager then looks to identify large companies that it believes display one or more of the following:

o    Proven track record

o    Strong management

o    Multiple product lines

o Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings)

o    Positive supply and demand outlook for its industry

--------------------------------------------------------------------------------

Large Companies:

Companies with market capitalizations, at the time of purchase by the Portfolio, of $5 billion or more.

--------------------------------------------------------------------------------

The investment manager also looks at the forecasted earnings of a company to determine if it has the potential for above-average growth.

The Portfolio will generally sell a stock when the investment manager believes that the company or industry fundamentals have deteriorated or the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued).

Although the Portfolio generally concentrates its investments in common stocks, it may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer opportunities for growth in capital value.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund's Board of Directors may change the parameters by which "large companies" are defined if it concludes such a change is appropriate.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Seligman Large-Cap Growth Portfolio

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Class 1 Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

         -16.04%             -18.37%             -35.34%          30.43%
--------------------------------------------------------------------------------
           2000                2001                2002            2003

             Best quarter return: 18.05% - quarter ended 12/31/01.
            Worst quarter return: -23.86% - quarter ended 12/31/00.

Class 1 Average Annual Total Returns - Periods Ended 12/31/03

                                                         One     Since Inception
                                                         Year         5/1/99
                                                        -----    ---------------
Seligman Large-Cap Growth Portfolio                     30.43%      (7.26)%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                               29.75       (6.90)
--------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average                   26.75       (5.81)(1)
--------------------------------------------------------------------------------

----------
The Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the Russell 1000 Growth Index does not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

Seligman, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, Seligman has discontinued this policy.

(1) From April 30, 1999.

Seligman Large-Cap Growth Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees ........................................................   0.70%

Distribution and/or Service (12b-1) Fees ...............................   none

Other Expenses(1) ......................................................   1.03%
                                                                           ----
Total Annual Portfolio Operating Expenses(1) ...........................   1.73%
                                                                           ====

----------
(1) Effective August 11, 2003, Seligman eliminated its voluntary undertaking to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) of the Portfolio. Total annual portfolio operating expenses are what they would have been if the expense reimbursement arrangements had not been in effect.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------

Class 1                                     $176      $545      $939     $2,041
--------------------------------------------------------------------------------

Portfolio Management

The Portfolio is managed by Seligman's Growth Team, headed by Ms. Marion S. Schultheis. Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Ms. Schultheis is also Portfolio Manager of the Seligman Capital Portfolio and Vice President and Portfolio Manager of the Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998.

Seligman Large-Cap Value Portfolio

Investment Objective

The Portfolio's objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 80% of its net assets in the common stocks of "value" companies with large market capitalization ($2 billion or more) at the time of purchase by the Portfolio.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

o    A low price-to-earnings and/or low price-to-book ratio

o    Positive change in senior management

o    Positive corporate restructuring

o    Temporary setback in price due to factors that no longer exist

--------------------------------------------------------------------------------

Value Companies:

Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

--------------------------------------------------------------------------------

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests and continually monitors portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Portfolio invests primarily in common stocks of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts ("ADRs"). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund's Board of Directors may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate.

Seligman Large-Cap Value Portfolio

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio's performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

Seligman Large-Cap Value Portfolio

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Class 1 Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

         -2.76%        25.84%        -8.28%        -31.90%        33.91%
--------------------------------------------------------------------------------
          1999          2000          2001          2002           2003

              Best quarter return: 20.59% - quarter ended 6/30/03.
             Worst quarter return: -25.59% - quarter ended 9/30/02.

Class 1 Average Annual Total Returns - Periods Ended 12/31/03

                                                  One     Five   Since Inception
                                                  Year   Years        5/1/98
                                                 -----   -----   ---------------
Seligman Large-Cap Value Portfolio               33.91%   0.47%        0.36%
--------------------------------------------------------------------------------
S&P 500 Index                                    28.67   (0.57)        1.31
--------------------------------------------------------------------------------
Russell 1000 Value Index                         30.03    3.56         3.39
--------------------------------------------------------------------------------
Lipper Large-Cap Value Funds Average             28.44    2.14         2.03(1)
--------------------------------------------------------------------------------

----------

The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the Russell Index and S&P 500 Index do not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

Seligman, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, Seligman had discontinued this policy.

(1) From April 30, 1998.

Seligman Large-Cap Value Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees.........................................................   0.80%

Distribution and/or Service (12b-1) Fees................................   none

Other Expenses(1).......................................................   0.49%
                                                                           ----
Total Annual Portfolio Operating Expenses(1)............................   1.29%
                                                                           ====
----------
(1) Effective August 11, 2003, Seligman eliminated its voluntary undertaking to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) of the Portfolio. Total annual portfolio operating expenses are what they would have been if the expense reimbursement arrangements had not been in effect.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year           3 Years           5 Years            10 Years
                  ------           -------           -------            --------

Class 1            $131              $409              $708              $1,556
--------------------------------------------------------------------------------

Portfolio Management

The Portfolio is managed by Seligman's Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen, a Managing Director of Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. Mr. Eigen is also Co-Portfolio Manager of the Seligman Small-Cap Value Portfolio and Vice President of Seligman Value
Fund Series, Inc. and Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund. Prior to joining Seligman, Mr. Eigen was Senior Managing Director, Chief Investment Officer and Director of Equity Investing at Bear Stearns Asset Management from January 1990 to January 1997.

Mr. Richard S. Rosen, a Managing Director of Seligman, is Co-Portfolio Manager of the Portfolio. Mr. Rosen is also Co-Portfolio Manager of the Seligman Small-Cap Value Portfolio and Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund, two series of Seligman Value Fund Series, Inc. Prior to joining Seligman, Mr. Rosen was a Managing Director and Portfolio Manager at Bear Stearns Asset Management.

Seligman Small-Cap Value Portfolio

Investment Objective

The Portfolio's objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 80% of its net assets in the common stocks of "value" companies with small market capitalization (up to $2 billion) at the time of purchase by the Portfolio.

--------------------------------------------------------------------------------

Value Companies:

Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

--------------------------------------------------------------------------------

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

o    A low price-to-earnings and/or low price-to-book ratio

o    Positive change in senior management

o    Positive corporate restructuring

o    Temporary setback in price due to factors that no longer exist

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests and continually monitors portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Portfolio invests primarily in common stock of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts ("ADRs"). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund's Board of Directors may change the parameters by which small market capitalization is defined if it concludes such a change is appropriate.

Seligman Small-Cap Value Portfolio

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets and financial or managerial resources.

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio's performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial percentage of its assets in certain industries or economic sectors that the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

Seligman Small-Cap Value Portfolio

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Class 1 Annual Total Returns - Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

       35.26%         33.00%        23.52%        -15.37%        49.94%
--------------------------------------------------------------------------------
        1999           2000          2001           2002          2003

              Best quarter return: 34.49% - quarter ended 6/30/99.
             Worst quarter return: -19.63% - quarter ended 9/30/02.

Class 1 Average Annual Total Returns - Periods Ended 12/31/03

                                                  One     Five   Since Inception
                                                 Year    Years        5/1/98
                                                 -----   -----   ---------------
Seligman Small-Cap Value Portfolio               49.94%  23.04%     16.18%
--------------------------------------------------------------------------------
Russell 2000 Value Index                         46.03   12.28       7.72
--------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Average             42.29   13.12       7.61(1)
--------------------------------------------------------------------------------

----------
The Russell 2000 Value Index and the Lipper Small-Cap Value Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the Russell Index does not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

Seligman, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, Seligman has discontinued this policy.

(1) From April 30, 1998.

Seligman Small-Cap Value Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fees ........................................................   1.00%

Distribution and/or Service (12b-1) Fees ...............................   none

Other Expenses .........................................................   0.16%
                                                                           ----
Total Annual Portfolio Operating Expenses ..............................   1.16%
                                                                           ====
Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 Year   3 Years   5 Years   10 Years
                                           ------   -------   -------   --------

Class 1                                     $118      $368      $638     $1,409
--------------------------------------------------------------------------------

Portfolio Management

The Portfolio is managed by Seligman's Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen, a Managing Director at Seligman, Vice President of the Fund and Co-Portfolio Manager of the Portfolio. Mr. Eigen is also Co-Portfolio Manager of the Seligman Large-Cap Value Portfolio and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund. Prior to joining Seligman, Mr. Eigen was Senior Managing Director, Chief Investment Officer and Director of Equity Investing at Bear Stearns Asset Management from January 1990 to January 1997.

Mr. Richard S. Rosen, a Managing Director at Seligman, is Co-Portfolio Manager of the Portfolio. Mr. Rosen is also Co- Portfolio Manager of the Seligman Large-Cap Value Portfolio and Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund, two series of Seligman Value Fund Series, Inc. Prior to joining Seligman, Mr. Rosen was a Managing Director and Portfolio Manager at Bear Stearns Asset Management.

Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman provides investment management services for each of the Fund's Portfolios, including making purchases and sales of securities for the Portfolios, consistent with each Portfolio's investment objectives and strategies, and administers each Portfolio's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offers more than 60 investment portfolios with approximately $13.1 billion in assets as of March 31, 2004. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2004 of approximately $8.3 billion.

Each Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets, as follows:

                                                                                   Management Fee Rate
                                                        Management Fee Rate            Paid for the
                                                         as a % of Average              Year ended
                                                          Daily Net Assets         December 31, 2003**
                                                        -------------------        -------------------
Seligman Capital Portfolio                                      .40%                       .40%
Seligman Cash Management Portfolio                              .40%                       .40%
Seligman Common Stock Portfolio                                 .40%                       .40%
Seligman Communications and Information Portfolio               .75%                       .75%
Seligman Frontier Portfolio                                     .75%                       .75%

Seligman Global Growth Portfolio*                    1.00% on first $50 million;          1.00%
                                                      .95% on next $1 billion;
                                                           .90% thereafter

Seligman Global Smaller Companies Portfolio*        1.00% on first $100 million;          1.00%
                                                           .90% thereafter

Seligman Global Technology Portfolio                 1.00% on first $2 billion;           1.00%
                                                      .95% on next $2 billion;
                                                           .90% thereafter

Seligman High-Yield Bond Portfolio                              .50%                       .50%
Seligman Income and Growth Portfolio                            .40%                       .40%

Seligman International Growth Portfolio*             1.00% on first $50 million;          1.00%
                                                      .95% on next $1 billion;
                                                           .90% thereafter

Seligman Investment Grade Fixed Income Portfolio                .40%                       .40%

Seligman Large-Cap Growth Portfolio                   .70% on first $1 billion;            .70%
                                                      .65% on next $1 billion;
                                                           .60% thereafter

Seligman Large-Cap Value Portfolio                   .80% on first $500 million;           .80%
                                                     .70% on next $500 million;
                                                           .60% thereafter

Seligman Small-Cap Value Portfolio                  1.00% on first $500 million;          1.00%
                                                     .90% on next $500 million;
                                                           .80% thereafter

----------
* Effective September 15, 2003, Seligman voluntarily lowered the breakpoints in the fee schedules in respect to the Subadvised Portfolios.

** Amounts are prior to any expense reimbursement. Seligman reimbursed expenses for certain of the Portfolios, due to expense caps. There is no assurance that Seligman will continue this practice in the future. See the "Fees and Expenses" section for each Portfolio for more information about expense reimbursements.

Subadviser

Wellington Management Company, LLP ("Wellington Management"), located at 75 State Street, Boston, Massachusetts 02109, is the subadviser for Seligman Global Growth Portfolio, Seligman International Growth and Seligman Global Smaller Companies Portfolio (the "Subadvised Portfolios"). Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2004, Wellington Management had approximately $417 billion in assets under management.

Seligman pays Wellington Management a subadvisory fee for the services it provides to the Subadvised Portfolios. The management fees payable by the Subadvised Portfolios were unchanged as a result of the engagement of Wellington Management, except that Seligman agreed to lower the breakpoints in its fee schedules for the Subadvised Portfolios.

Wellington Management Performance Information

Set forth below is certain performance information for the calendar years since the inception of Wellington Management's composites in respect of accounts which were managed by Wellington Management with substantially similar objectives, policies, strategies and risks to those Portfolios for which Wellington Management acts as subadviser, as well as for the one-, three- and five-year periods (to the extent the composite covers those periods) through December 31, 2003. Wellington Management's composite information below represents the actual performance, adjusted as described below, of composites which consist of all fully discretionary, fee paying accounts (including mutual funds) eligible for inclusion in the applicable composite (set forth in the notes below the tables). Wellington Management's composite performance information below is presented (i) reflecting deduction ("net") of estimated total annual fund operating expenses in respect of each Portfolio (as explained in the note below the tables) and
(ii) before ("gross" of) management fees, custody charges, withholding taxes and other indirect expenses. Also set forth below is the investment results (before taxes) of each Portfolio in recent years, as well as the results of certain indices used by a Portfolio or Wellington Management to measure their performance. The past performance of Wellington Management's composites, the Portfolios or the indices should not be considered an indication of how a Portfolio will perform in the future and shareholders should not assume that they will experience returns in the future comparable to those shown below.

Seligman Global Growth Portfolio and Related Composite Performance Information:

Annual Total Returns for the Years:

                                                     --------------------------------------------
                                                      2003    2002      2001      2000      1999
                                                     --------------------------------------------
Seligman Global Growth Portfolio*                    30.16%  (24.13)%  (19.93)%  (15.78)%  52.49%
-------------------------------------------------------------------------------------------------
Global Growth Total Composite (gross)**(1)           36.87   (18.74)   (15.84)    (6.28)   52.37
-------------------------------------------------------------------------------------------------
Global Growth Total Composite (net)**(1)             34.78   (19.89)   (17.03)    (7.59)   50.32
-------------------------------------------------------------------------------------------------
MSCI World Index(1)                                  33.76   (19.54)   (16.52)   (12.92)   25.34
-------------------------------------------------------------------------------------------------
MSCI World Growth Index(1)                           28.52   (19.61)   (19.17)   (25.54)   33.01
-------------------------------------------------------------------------------------------------
Lipper Global Funds Average(1)                       32.06   (19.71)   (17.42)   (10.61)   34.52
-------------------------------------------------------------------------------------------------

Average Annual Total Returns for the Periods Ended December 31, 2003:

                                                     -----------------------------------
                                                     One Year   Three Years   Five Years
                                                     -----------------------------------
Seligman Global Growth Portfolio*                     30.16%      (7.53)%        0.31%
----------------------------------------------------------------------------------------
Global Growth Total Composite (gross)**(1)            36.87       (2.18)         5.97
----------------------------------------------------------------------------------------
Global Growth Total Composite (net)**(1)              34.78       (3.60)         4.47
----------------------------------------------------------------------------------------
MSCI World Index(1)                                   33.76       (3.51)        (0.39)
----------------------------------------------------------------------------------------
MSCI World Growth Index(1)                            28.52       (5.81)        (3.72)
----------------------------------------------------------------------------------------
Lipper Global Funds Average(1)                        32.06       (3.95)         2.15
----------------------------------------------------------------------------------------

Seligman Global Smaller Companies Portfolio and Related Composite Performance
Information:

Annual Total Returns for the Years:

                                                           --------------------------------------------
                                                            2003    2002      2001      2000      1999
                                                           --------------------------------------------
Seligman Global Smaller Companies Portfolio*               41.08%  (24.59)%  (15.25)%  (14.63)%  28.34%
-------------------------------------------------------------------------------------------------------
Global Smaller Companies Total Composite (gross)**(2)      56.65   (11.76)     3.74      3.85    48.32
-------------------------------------------------------------------------------------------------------
Global Smaller Companies Total Composite (net)**(2)        54.11   (13.01)     2.29      2.42    46.32
-------------------------------------------------------------------------------------------------------
Citigroup EM Index World(2)                                47.46   (12.50)    (6.79)    (2.28)   22.38
-------------------------------------------------------------------------------------------------------
Citigroup Broad Market Less Than US $2 Billion Index(2)    52.83   (10.89)    (4.21)    (2.51)   22.82
-------------------------------------------------------------------------------------------------------
Lipper Global Small-Cap Funds Average(2)                   46.05   (18.96)   (15.49)    (7.78)   52.47
-------------------------------------------------------------------------------------------------------

Average Annual Total Returns for the Periods Ended December 31, 2003:

                                                           -----------------------------------
                                                           One Year   Three Years   Five Years
                                                           -----------------------------------
Seligman Global Smaller Companies Portfolio*                41.08%       (3.39)%      (0.24)%
----------------------------------------------------------------------------------------------
Global Smaller Companies Total Composite (gross)**(2)       56.65        12.76        17.17
----------------------------------------------------------------------------------------------
Global Smaller Companies Total Composite (net)**(2)         54.11        11.10        15.50
----------------------------------------------------------------------------------------------
Citigroup EM Index World(2)                                 47.46         6.34         7.53
----------------------------------------------------------------------------------------------
Citigroup Broad Market Less Than US$2 Billion Index(2)      52.83         9.26         9.33
----------------------------------------------------------------------------------------------
Lipper Global Small-Cap Funds Average(2)                    46.05        (0.38)        6.57
----------------------------------------------------------------------------------------------

Seligman International Growth Portfolio and Related Composite Performance
Information:

Annual Total Returns for the Years:

                                                         --------------------------
                                                         2003     2002      2001
                                                         --------------------------
Seligman International Growth Portfolio*                 33.48%  (16.52)%  (24.41)%
-----------------------------------------------------------------------------------
International Growth Total Composite (gross)**(3)        52.76   (15.42)   (18.00)
-----------------------------------------------------------------------------------
International Growth Total Composite (net)**(3)          50.27   (16.61)   (19.17)
-----------------------------------------------------------------------------------
MSCI EAFE Index(3)                                       39.17   (15.66)   (21.21)
-----------------------------------------------------------------------------------
MSCI EAFE Growth Index(3)                                32.49   (15.76)   (24.41)
-----------------------------------------------------------------------------------
Lipper International Funds Average(3)                    34.75   (16.69)   (21.69)
-----------------------------------------------------------------------------------

Average Annual Total Returns for the Periods Ended December 31, 2003:

                                                          ----------------------
                                                          One Year   Three Years
                                                          ----------------------
Seligman International Growth Portfolio*                   33.48%      (5.56)%
--------------------------------------------------------------------------------
International Growth Total Composite (gross)**(3)          52.76        1.95
--------------------------------------------------------------------------------
International Growth Total Composite (net)**(3)            50.27        0.43
--------------------------------------------------------------------------------
MSCI EAFE Index(3)                                         39.17       (2.58)
--------------------------------------------------------------------------------
MSCI EAFE Growth Index(3)                                  32.49       (5.51)
--------------------------------------------------------------------------------
Lipper International Funds Average(3)                      34.75       (3.97)
--------------------------------------------------------------------------------

----------
Source: Lipper Inc., a Reuters Company ("Lipper")

* Returns for Class 1 shares and do not reflect the effect of any administration fees or sales charges imposed by the variable annuity and variable life insurance contracts on their owners. If these expenses were included, the returns would be lower. The tables assume that all distributions were reinvested. Seligman and the former subadviser, at their discretion, reimbursed expenses of Class 1 shares for certain periods presented. There is no assurance that Seligman will continue this policy in the future and absent such reimbursement, returns would have been lower. Effective August 11, 2003, Seligman modified its voluntary undertaking to reimburse "other expenses" of the Portfolios by raising the previously applicable expense cap for each Portfolio to an annual rate of 0.75% of average daily net assets of Global Growth Portfolio and 1.00% of average daily net assets of International Growth Portfolio and Global Smaller Companies Portfolio.

** Composite performance returns include all fully discretionary, fee paying accounts under Wellington Management's management which are defined by the relevant profile described below. The performance information is limited and may not reflect performance in all economic cycles. The accounts in the composite were not necessarily subject to certain investment and other restrictions imposed on registered investment companies, including those under the 1940 Act and the Internal Revenue Code, which, if applicable, might have adversely affected performance. The aggregate returns of the accounts in any of Wellington Management's composites may not reflect the returns of any particular account of Wellington Management. The performance reflected in Wellington Management's composites has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS"), the US and Canadian version of the Global Investment Performance Standards ("GIPS"), which differs from the method used by the SEC. Performance results ("net") reflect the deduction of historical actual total annual fund operating expenses. Performance results ("gross") are net of commissions and other direct expenses, but before (gross of) management fees, custody charges, withholding taxes and other indirect expenses. Total annual fund operating expenses include investment advisory fees, custodial fees, and other expenses, without provision for any applicable federal or state income taxes, if any. Net performance results also do not reflect fees or sales charges imposed by contracts on their owners.

(1) Accounts included in the Global Growth Total Composite seek to achieve high, long-term returns in excess of the Morgan Stanley Capital International World Growth Index ("MSCI World Growth Index"), which is one of the Global Growth Portfolio's benchmarks, through investment in equity securities around the world. The Global Growth Total Composite inception date was August 1998. The Global Growth Portfolio's benchmarks, the Morgan Stanley Capital International World Index ("MSCI World Index"), the MSCI World Growth Index and the Lipper Global Funds Average are unmanaged indices that assume the reinvestment of all distributions. The Lipper Global Funds Average excludes the effect of sales charges and the MSCI World Index and the MSCI World Growth Index exclude the effect of fees and sales charges. The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe and the Asia/Pacific region. The MSCI World Growth Index is a market-capitalization-weighted equity index comprised of 23 countries and representing "growth" (high price to book value) securities in the world's developed stock markets. The Lipper Global Funds Average measures the performance of mutual funds which invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. Investors cannot invest directly in an average or index.

(2) Accounts included in the Global Smaller Companies Total Composite seek to achieve long-term returns in excess of the Citigroup Broad Market Less Than US$2 billion Index, which is not a benchmark of the Global Smaller Portfolio. This is achieved through active fundamental research of small companies, where Wellington Management seeks to invest in both extended growth opportunities and special situations in the global equity market. The Global Smaller Companies Total Composite inception date was December 31, 1997. The Global Smaller Portfolio's benchmarks, the Citigroup Extended Market Index World ("Citigroup EM Index World") and the Lipper Global Small-Cap Funds Average, as well as the Citigroup Broad Market Less Than US $2 billion Index, are unmanaged indices that assume the reinvestment of all distributions. The Lipper Global Small-Cap Funds Average excludes the effect of sales charges and taxes and the Citigroup EM Index World and the Citigroup Broad Market Less Than US $2 billion Index exclude the effect of fees, sales charges and taxes. The Citigroup EM Index World measures the performance of small-cap stocks around the world. The Lipper Global Small-Cap Funds Average measures the performance of mutual funds which invest at least 25% of their total assets in equity securities of companies whose primary trading markets are outside the US, and which invest at least 65% of total assets in companies with market capitalizations of less than US $1 billion at the time of purchase. Investors cannot invest directly in an average or index.

(3) Accounts included in the International Growth Total Composite seek to achieve high, long-term returns in excess of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Growth Index ("MSCI EAFE Growth Index"), which is not a benchmark of the International Growth Portfolio, through investment in equity securities around the world. The International Growth Total Composite inception date was May 2000. The International Growth Portfolio's benchmarks, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("MSCI EAFE Index") and the Lipper International Funds Average, as well as the MSCI EAFE Growth Index, are unmanaged indices that assume the reinvestment of all distributions. The Lipper International Funds Average excludes the effect of sales charges and the MSCI EAFE Index and the MSCI EAFE Growth Index exclude the effect of fees and sales charges. The MSCI EAFE Index measures the performance of stocks in 21 developed markets in Europe, Australasia, and the Far East. The Lipper International Funds Average measures the performance of mutual funds which invest in equity securities of companies whose primary trading markets are outside the US. The MSCI EAFE Growth Index measures the performance of stocks in developed markets in Europe, Australia and the Far East that have demonstrable earnings and sales growth characteristics. Investors cannot invest directly in an average or index.

Frequently Asked Questions About Regulatory Matters

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.  Have any Seligman employees engaged in improper trading?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.  Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

     The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.  What is Seligman's policy regarding market timing?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. Is Seligman conducting an internal inquiry into whether it or any of its personnel participated in or facilitated violations of law or internal policies relating to market timing or late trading?

A. Like other investment advisers, the Manager has conducted, and is continuing to conduct, an internal review with respect to market timing and late trading. In addition, the Manager is conducting a broader review of its compliance policies and procedures beyond those relating to market timing and late trading.

     The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds.

     Last September, the Manager had one market timing arrangement, a result of which frequent trading by a client was permitted to occur. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced later that month. Based on a review of the Manager's records for the past three years, the Manager identified three other market timing arrangements. All three had already been terminated prior to the end of September 2002.

     The results of the Manager's internal review have been presented to the Independent Directors of the Boards of the Seligman Funds. Although a review by the Independent Directors is not final, the Manager is confident that any financial impact of these arrangements on the Seligman Funds was minimal. If any Seligman Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its employees, the Manager will make restitution to that Fund. In addition, other measures have been and will be taken as appropriate, including disciplining employees.

Q7.  Does Seligman disclose its internal market timing procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.  What new practices are being considered to prevent market timing abuses?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any SEC or state investigation relating to market timing or late trading?

A. The SEC and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to an information request from the Securities Division of the Commonwealth of Massachusetts relating to an investigation of an unaffiliated third party. As always, the Manager will continue to cooperate fully with the SEC and state authorities.

Q10. Does Seligman have any market timing arrangements at the current time?

A. Seligman has none. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. Have any other matters come to Seligman's attention in the course of its internal inquiry?

A. The Manager has also reviewed its practice of placing some of the Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager is confident that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than the Seligman Funds would otherwise have paid for comparable transactions.

     The Manager is conducting an investigation of these matters and is making interim reports to the Independent Directors of the Boards of the Seligman Funds, who will determine any appropriate measures to be taken. In October 2003, the Manager ceased placing Fund orders to buy and sell portfolio securities with brokerage firms in recognition of their Fund sales. The Manager is also responding to information requests from the SEC relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions. As always, the Manager will continue to cooperate with the SEC.

Q12. Have any employees been disciplined in connection with the Manager's overall internal review?

A. One employee has left Seligman. Other disciplinary measures will be taken as appropriate.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the applicable Portfolio's net asset value ("NAV") next calculated after your request is received in good order by participating insurance companies. If your purchase or sell request is received in good order by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the applicable Portfolio's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the applicable Portfolio's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the applicable Portfolio is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by the applicable Portfolio are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

How to Purchase and Sell Shares

Shares of the Fund's Portfolios are offered only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the applicable Portfolios in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of any Portfolio.

An Account may sell all or any portion of the applicable Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of the applicable Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the applicable Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions from each Portfolio, other than Seligman Cash Management Portfolio, will be declared and paid annually and will be reinvested to buy additional shares, on the payable date, using the NAV of the ex-dividend date. Dividends from Seligman Cash Management Portfolio will be declared daily and reinvested monthly in additional shares, at NAV, of the Portfolio. It is not expected that shares of Seligman Cash Management Portfolio will realize capital gains.

Each Portfolio (except for Seligman Cash Management Portfolio, Seligman Investment Grade Fixed Income Portfolio and Seligman Small-Cap Value Portfolio) had a capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Taxes

Further information regarding the tax consequences of an investment in the Fund is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Portfolio's Class 1 shares for the past five years or from inception, if less than five years. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the applicable Portfolio, assuming you reinvested all your dividends and capital gains distributions. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners and are not annualized for periods of less than one year. Ernst & Young LLP, independent auditors, have audited this information. Their report, along with each Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.

Seligman Capital Portfolio

                                                   -----------------------------------------------------
                                                                  Year ended December 31,
                                                   -----------------------------------------------------
                                                     2003       2002       2001       2000       1999
                                                   -----------------------------------------------------
Per Share Data:*
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                 $  8.29    $ 12.37    $ 24.68    $ 23.90    $ 20.81
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------------------
   Net investment income (loss)                      (0.03)     (0.05)     (0.06)      0.02       0.01
--------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                                  3.02      (4.03)     (4.01)      2.06      10.21
--------------------------------------------------------------------------------------------------------
Total from investment operations                      2.99      (4.08)     (4.07)      2.08      10.22
--------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------
   Dividends from net investment income                 --         --      (0.02)        --      (0.01)
--------------------------------------------------------------------------------------------------------
   Distributions from net realized capital gain         --         --      (8.22)     (1.30)     (7.12)
--------------------------------------------------------------------------------------------------------
Total distributions                                     --         --      (8.24)     (1.30)     (7.13)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $ 11.28    $  8.29    $ 12.37    $ 24.68    $ 23.90
========================================================================================================
Total Return:                                        36.07%    (32.98)%   (15.97)%     8.50%     53.33%
--------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
--------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)             $12.486    $11,833    $24,349    $37,138    $27,586
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets               0.82%      0.80%      0.61%      0.59%      0.59%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
   average net assets                                (0.33)%    (0.47)%    (0.31)%     0.07%      0.03%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             140.59%    129.07%    215.16%    230.42%    172.88%
--------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
   Ratio of expenses to average net assets            0.96%      0.81%      0.70%
--------------------------------------------------------------------------------------------------------
   Ratio of net investment income (loss) to
      average net assets                             (0.47)%    (0.48)%    (0.39)%
--------------------------------------------------------------------------------------------------------

----------
See footnotes on page 70.

Seligman Cash Management Portfolio

                                             ------------------------------------------------
                                                         Year ended December 31,
                                             ------------------------------------------------
                                               2003      2002      2001      2000      1999
                                             ------------------------------------------------
Per Share Data:*
---------------------------------------------------------------------------------------------
Net asset value, beginning of year           $ 1,000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------
   Net investment income                       0.004     0.010     0.038     0.062     0.050
---------------------------------------------------------------------------------------------
Total from investment operations               0.004     0.010     0.038     0.062     0.050
---------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------
   Dividends from net
      investment income                       (0.004)   (0.010)   (0.038)   (0.062)   (0.050)
---------------------------------------------------------------------------------------------
Total distributions                           (0.004)   (0.010)   (0.038)   (0.062)   (0.050)
---------------------------------------------------------------------------------------------
Net asset value, end of year                 $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
=============================================================================================
Total Return:                                   0.38%     1.00%     3.88%     6.38%     5.07%
---------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)       $ 4,034   $ 7,870   $12,211   $12,318   $17,611
---------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         0.70%     0.69%     0.07%       --        --
---------------------------------------------------------------------------------------------
Ratio of net investment income to
   average net assets                           0.39%     0.98%     3.82%     6.17%     4.99%
---------------------------------------------------------------------------------------------
Without management fee waiver and/or
   expense reimbursement:***
   Ratio of expenses to average net assets      0.83%               0.72%     0.72%     0.65%
---------------------------------------------------------------------------------------------
   Ratio of net investment income to
      average net assets                        0.26%               3.17%     5.45%     4.34%
---------------------------------------------------------------------------------------------

Seligman Common Stock Portfolio

                                                  ---------------------------------------------------
                                                                 Year ended December 31,
                                                  ---------------------------------------------------
                                                    2003       2002       2001       2000       1999
                                                  ---------------------------------------------------
Per Share Data:*
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $  7.80   $ 10.84    $ 14.23    $ 16.61    $ 18.63
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------
   Net investment income                             0.08      0.08       0.08       0.12       0.32
-----------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                                 1.97     (3.02)     (1.85)     (1.86)      2.03
-----------------------------------------------------------------------------------------------------
Total from investment operations                     2.05     (2.94)     (1.77)     (1.74)      2.35
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
   Dividends from net
      investment income                             (0.13)    (0.10)     (0.15)     (0.01)     (0.32)
-----------------------------------------------------------------------------------------------------
   Distributions from net realized capital gain        --        --      (1.47)     (0.63)     (4.05)
-----------------------------------------------------------------------------------------------------
Total distributions                                 (0.13)    (0.10)     (1.62)     (0.64)     (4.37)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year                      $  9.72   $  7.80    $ 10.84    $ 14.23    $ 16.61
=====================================================================================================
Total Return:                                       26.30%   (27.16)%   (12.24)%   (10.53)%    13.15%
-----------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
-----------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)            $12,297   $12,931    $23,756    $32,738    $47,303
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets              0.73%     0.60%      0.59%      0.60%      0.52%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to
   average net assets                                0.92%     0.88%      0.59%      0.71%      1.30%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                            127.26%   131.95%     83.49%     52.01%     38.11%
-----------------------------------------------------------------------------------------------------

----------
See footnotes on page 70.

Seligman Communications and Information Portfolio

                                                  -------------------------------------------------------
                                                                   Year ended December 31,
                                                  -------------------------------------------------------
                                                    2003       2002       2001       2000        1999
                                                  -------------------------------------------------------
Per Share Data:*
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $  8.05    $ 12.59    $  14.82   $  26.70    $  17.14
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------
   Net investment loss                              (0.07)     (0.07)      (0.07)     (0.11)      (0.10)
---------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
      investments                                    3.64      (4.47)       0.80      (9.45)      14.36
---------------------------------------------------------------------------------------------------------
Total from investment operations                     3.57      (4.54)       0.73      (9.56)      14.26
---------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------
   Distributions from net realized capital gain        --         --       (2.96)     (2.32)      (4.70)
---------------------------------------------------------------------------------------------------------
Total distributions                                    --         --       (2.96)     (2.32)      (4.70)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                      $ 11.62    $  8.05    $  12.59   $  14.82    $  26.70
=========================================================================================================
Total Return:                                       44.35%    (36.06)%      5.34%    (36.19)%     85.81%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)            $62,903    $53,769    $113,424   $127,901    $213,961
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets              1.01%      0.98%       0.93%      0.87%       0.86%
---------------------------------------------------------------------------------------------------------
Ratio of net investment loss to
   average net assets                               (0.78)%    (0.76)%     (0.45)%    (0.48)%     (0.51)%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            105.53%     91.37%     130.94%    104.41%     118.16%
---------------------------------------------------------------------------------------------------------

Seligman Frontier Portfolio

                                                  -------------------------------------------------------
                                                                   Year ended December 31,
                                                  -------------------------------------------------------
                                                    2003       2002        2001       2000        1999
                                                  -------------------------------------------------------
Per Share Data:*
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $  9.64    $ 13.12     $ 15.26    $ 18.13     $ 15.55
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------
   Net investment loss                              (0.15)     (0.11)      (0.05)     (0.13)      (0.10)
---------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                                 3.94      (3.37)      (1.12)     (2.74)       2.68
---------------------------------------------------------------------------------------------------------
Total from investment operations                     3.79      (3.48)      (1.17)     (2.87)       2.58
---------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------
   Distributions from net realized capital gain        --         --       (0.97)        --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                    --         --       (0.97)        --          --
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                      $ 13.43    $  9.64     $ 13.12    $ 15.26     $ 18.13
=========================================================================================================
Total Return:                                       39.32%    (26.52)%     (7.35)%   (15.83)%     16.59%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)            $ 7,503    $ 7,089     $13,174    $17,011     $25,706
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets              1.68%      1.23%       1.01%      0.95%       0.95%
---------------------------------------------------------------------------------------------------------
Ratio of net investment loss to
   average net assets                               (1.39)%    (0.93)%     (0.38)%    (0.73)%     (0.68)%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            107.33%     83.83%     125.78%    150.67%      57.93%
---------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
   Ratio of expenses to average net assets           1.71%                  1.24%      1.18%       0.96%
---------------------------------------------------------------------------------------------------------
   Ratio of net investment loss to
      average net assets                            (1.42)%                (0.61)%    (0.96)%     (0.69)%
---------------------------------------------------------------------------------------------------------

----------
See footnotes on page 70.

Seligman Global Growth Portfolio

                                                  -----------------------------------------------------
                                                                 Year ended December 31,
                                                  -----------------------------------------------------
                                                    2003       2002       2001       2000       999
                                                  -----------------------------------------------------
Per Share Data:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $  3.05    $  4.02    $ 15.11    $ 18.22    $ 13.33
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------------------------
   Net investment income (loss)                      0.02         --       0.02      (0.13)     (0.06)
-------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                                 0.67      (1.19)     (2.99)     (2.28)      7.31
-------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
      foreign currency transactions                  0.23       0.22      (0.20)     (0.46)     (0.44)
-------------------------------------------------------------------------------------------------------
Total from investment operations                     0.92      (0.97)     (3.17)     (2.87)      6.81
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
   Distributions from net realized capital gain        --         --      (7.92)     (0.24)     (1.92)
-------------------------------------------------------------------------------------------------------
Total distributions                                    --         --      (7.92)     (0.24)     (1.92)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                      $  3.97    $  3.05    $  4.02    $ 15.11    $ 18.22
=======================================================================================================
Total Return:                                       30.16%    (24.13)%   (19.93)%   (15.78)%    52.49%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)            $ 2,869    $ 2,634    $ 4,659    $ 8,348    $11,889
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets              1.54%      1.40%      1.40%      1.40%      1.40%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
   average net assets                                0.49%      0.13%      0.13%     (0.67)%    (0.38)%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            255.31%    145.90%    161.49%    125.84%     69.18%
-------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
   Ratio of expenses to average net assets           3.83%      2.08%      1.74%      1.71%      1.45%
-------------------------------------------------------------------------------------------------------
   Ratio of net investment income (loss) to
      average net assets                            (1.80)%    (0.55)%    (0.20)%    (0.98)%    (0.43)%
-------------------------------------------------------------------------------------------------------

Seligman Global Smaller Companies Portfolio

                                                  -----------------------------------------------------
                                                                 Year ended December 31,
                                                  -----------------------------------------------------
                                                    2003       2002       2001       2000       1999
                                                  -----------------------------------------------------
Per Share Data:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $  7.79    $ 10.33    $ 14.40    $ 17.48    $ 13.62
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------------------------
   Net investment loss                              (0.01)     (0.06)     (0.06)     (0.09)     (0.06)
-------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                                 2.69      (3.00)     (1.40)     (1.91)      4.10
-------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
      foreign currency transactions                  0.52       0.52      (0.79)     (0.56)     (0.18)
-------------------------------------------------------------------------------------------------------
Total from investment operations                     3.20      (2.54)     (2.25)     (2.56)      3.86
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
   Distributions from net realized capital gain        --         --      (1.82)     (0.52)        --
-------------------------------------------------------------------------------------------------------
Total distributions                                    --         --      (1.82)     (0.52)        --
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                      $ 10.99    $  7.79    $ 10.33    $ 14.40    $ 17.48
=======================================================================================================
Total Return:                                       41.08%    (24.59)%   (15.25)%   (14.63)%    28.34%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)            $ 6,587    $ 5,915    $10,017    $14,310    $19,569
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets              1.66%      1.40%      1.40%      1.39%      1.40%
-------------------------------------------------------------------------------------------------------
Ratio of net investment loss to
   average net assets                               (0.16)%    (0.61)%    (0.49)%    (0.46)%    (0.46)%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            271.45%     93.43%    100.83%     84.86%     46.75%
-------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
-------------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets           4.08%      2.15%      1.96%                 1.60%
-------------------------------------------------------------------------------------------------------
   Ratio of net investment loss to
      average net assets                            (2.58)%    (1.36)%    (1.05)%               (0.66)%
-------------------------------------------------------------------------------------------------------

----------
See footnotes on page 70.

Seligman Global Technology Portfolio

                                               -----------------------------------------------------
                                                             Year ended December 31,
                                               -----------------------------------------------------
                                                 2003       2002        2001      2000        1999
                                               -----------------------------------------------------
Per Share Data:*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $  8.86    $ 12.96    $ 20.14    $ 27.42    $ 13.85
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------
   Net investment loss                           (0.11)     (0.11)     (0.14)     (0.13)     (0.09)
----------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                              2.98      (4.32)     (4.06)     (6.34)     16.25
----------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on foreign currency transactions            0.33       0.33      (0.25)     (0.01)     (0.04)
----------------------------------------------------------------------------------------------------
Total from investment operations                  3.20      (4.10)     (4.45)     (6.48)     16.12
Less distributions:
----------------------------------------------------------------------------------------------------
   Distributions from net realized capital
      gain                                          --         --      (2.73)     (0.80)     (2.55)
----------------------------------------------------------------------------------------------------
Total distributions                                 --         --      (2.73)     (0.80)     (2.55)
----------------------------------------------------------------------------------------------------
Net asset value, end of year                   $ 12.06    $  8.86    $ 12.96    $ 20.14    $ 27.42
====================================================================================================
Total Return:                                    36.12%    (31.64)%   (22.05)%   (23.75)%   118.80%
----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)         $10,047    $ 9,361    $18,533    $25,370    $22,087
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets           1.61%      1.40%      1.40%      1.30%      1.40%
----------------------------------------------------------------------------------------------------
Ratio of net investment loss to
   average net assets                            (1.14)%    (1.06)%    (0.87)%    (0.46)%    (0.51)%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                         188.00%    144.18%    160.75%    142.42%    116.88%
----------------------------------------------------------------------------------------------------
Without expense reimbursement:***
----------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets        2.39%      1.80%      1.61%                 1.41%
----------------------------------------------------------------------------------------------------
   Ratio of net investment loss to
      average net assets                         (1.92)%    (1.46)%    (1.08)%               (0.52)%
----------------------------------------------------------------------------------------------------

Seligman High-Yield Bond Portfolio

                                               -----------------------------------------------------
                                                              Year ended December 31,
                                               -----------------------------------------------------
                                                 2003       2002        2001      2000        1999
                                               -----------------------------------------------------
Per Share Data:*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $  4.87   $  6.10    $  8.73    $  9.59    $ 10.87
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------
   Net investment loss                            0.44      0.52       0.85       1.03       1.19
----------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                              0.72     (0.74)     (2.14)     (1.89)     (1.27)
----------------------------------------------------------------------------------------------------
Total from investment operations                  1.16     (0.22)     (1.29)     (0.86)     (0.08)
----------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------
   Dividends from net investment income          (0.71)    (1.01)     (1.34)      0.00#     (1.20)
----------------------------------------------------------------------------------------------------
   Distributions from net realized capital
      gain                                          --        --         --         --         --
----------------------------------------------------------------------------------------------------
Total distributions                              (0.71)    (1.01)     (1.34)        --      (1.20)
----------------------------------------------------------------------------------------------------
Net asset value, end of year                   $  5.32   $  4.87    $  6.10    $  8.73    $  9.59
====================================================================================================
Total Return:                                    23.92%    (3.67)%   (14.70)%    (8.93)%    (0.75)%
----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)         $ 7,720   $ 8,131    $12,510    $15,080    $26,892
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets           1.03%     0.91%      0.70%      0.70%      0.70%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to
   average net assets                             8.10%     8.82%     10.50%     11.02%     10.33%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                         183.09%   170.29%     71.22%     29.57%     57.05%
----------------------------------------------------------------------------------------------------
Without expense reimbursement:***
----------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets        1.15%                0.78%      0.78%      0.77%
----------------------------------------------------------------------------------------------------
   Ratio of net investment income to
      average net assets                          7.99%               10.42%     10.94%     10.26%
----------------------------------------------------------------------------------------------------

----------
See footnotes on page 70.

Seligman Income and Growth Portfolio

                                                  ------------------------------------------------
                                                                Year ended December 31,
                                                  ------------------------------------------------
                                                     2003     2002       2001     2000      1999
                                                  ------------------------------------------------
Per Share Data:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $  7.62   $  9.04    $ 9.65    $ 9.91    $11.01
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------------
   Net investment income                             0.14      0.16      0.31      0.30      0.53
--------------------------------------------------------------------------------------------------
   Net realized and unrealized gains (loss)
      on investments                                 1.11     (1.21)    (0.46)    (0.52)    (0.23)
--------------------------------------------------------------------------------------------------
Total from investment operations                     1.25     (1.05)    (0.15)    (0.22)     0.30
--------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------
   Dividends from net investment income             (0.22)    (0.37)    (0.46)    (0.01)    (0.52)
--------------------------------------------------------------------------------------------------
   Distributions from net realized capital gain        --        --        --     (0.03)    (0.88)
--------------------------------------------------------------------------------------------------
Total distributions                                 (0.22)    (0.37)    (0.46)    (0.04)    (1.40)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                      $  8.65   $  7.62    $ 9.04    $ 9.65    $ 9.91
==================================================================================================
Total Return:                                       16.50%   (11.58)%   (1.49)%   (2.20)%    2.87%
--------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
--------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)            $ 2,871   $ 3,287    $4,459    $5,640    $8,595
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets              1.02%     0.95%     0.64%     0.60%     0.60%
--------------------------------------------------------------------------------------------------
Ratio of net investment income
   to average net assets                             1.70%     1.95%     3.34%     3.07%     3.62%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                            288.57%   222.78%    88.69%    61.14%    75.08%
--------------------------------------------------------------------------------------------------
Without expense reimbursement:***
--------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets           1.98%     1.31%     1.02%     0.83%     0.72%
--------------------------------------------------------------------------------------------------
   Ratio of net investment income
      to average net assets                          0.74%     1.59%     2.96%     2.84%     3.50%
--------------------------------------------------------------------------------------------------

Seligman International Growth Portfolio

                                                  ---------------------------------------------------
                                                                  Year ended December 31,
                                                  ---------------------------------------------------
                                                    2003      2002       2001       2000       1999
                                                  ---------------------------------------------------
Per Share Data:*
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $  6.72   $  8.05    $ 10.65    $ 16.63    $ 15.37
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------
   Net investment income (loss)                      0.05      0.04       0.03      (0.08)      0.05
-----------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                                 1.41     (2.13)     (2.43)     (4.45)      4.59
-----------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on foreign currency transactions               0.79      0.76      (0.20)     (0.88)     (0.73)
-----------------------------------------------------------------------------------------------------
Total from investment operations                     2.25     (1.33)     (2.60)     (5.41)      3.91
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
   Dividends from net investment income                --        --         --      (0.14)        --
-----------------------------------------------------------------------------------------------------
   Distributions from net realized capital gain        --        --         --      (0.43)     (2.65)
-----------------------------------------------------------------------------------------------------
Total distributions                                    --        --         --      (0.57)     (2.65)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year                      $  8.97   $  6.72    $  8.05    $ 10.65    $ 16.63
=====================================================================================================
Total Return:                                       33.48%   (16.52)%   (24.41)%   (32.47)%    26.64%
-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
-----------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)            $ 3,490   $ 3,315    $ 4,793    $ 7,150    $10,248
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets              1.64%     1.40%      1.40%      1.40%      1.39%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
   average net assets                                0.67%     0.49%      0.34%     (0.57)%     0.33%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                            285.08%   183.86%    199.09%    275.32%     79.17%
-----------------------------------------------------------------------------------------------------
Without expense reimbursement:***
-----------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets           3.45%     1.96%      1.80%      2.03%      1.66%
-----------------------------------------------------------------------------------------------------
   Ratio of net investment income (loss) to
      average net assets                            (1.14)%   (0.07)%    (0.06)%    (1.20)%     0.06%
-----------------------------------------------------------------------------------------------------

----------
See footnotes on page 70

Seligman Investment Grade Fixed Income Portfolio

                                                   ----------------------------------------------------
                                                                  Year ended December 31,
                                                   ----------------------------------------------------
                                                    2003        2002       2001      2000       1999
                                                   ----------------------------------------------------
Per Share Data:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                 $ 10.80    $ 10.25    $ 10.22    $ 9.27    $10.38
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------------------------
   Net investment income                              0.34       0.42       0.57      0.60      0.64
-------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                                  0.17       0.58      (0.01)     0.35     (1.10)
-------------------------------------------------------------------------------------------------------
Total from investment operations                      0.51       1.00       0.56      0.95     (0.46)
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
   Dividends from net investment income              (0.46)     (0.45)     (0.53)       --     (0.65)
-------------------------------------------------------------------------------------------------------
Total distributions                                  (0.46)     (0.45)     (0.53)       --     (0.65)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $ 10.85    $ 10.80    $ 10.25    $10.22    $ 9.27
=======================================================================================================
Total Return:                                         4.72%      9.83%      5.52%    10.25%    (4.48)%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)             $ 6,025    $ 9,067    $ 7,103    $6,483    $4,947
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets               0.85%      0.82%      0.63%     0.60%     0.60%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
   net assets                                         3.08%      3.94%      5.35%     6.23%     5.56%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             445.98%    291.98%    146.08%    63.07%    64.22%
-------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
   Ratio of expenses to average net assets            0.91%                 0.76%     0.84%     0.71%
-------------------------------------------------------------------------------------------------------
   Ratio of net investment income to
      average net assets                              3.02%                 5.22%     5.99%     5.45%
-------------------------------------------------------------------------------------------------------

Seligman Large-Cap Growth Portfolio

                                                   ----------------------------------------------------
                                                            Year ended December 31,           5/1/99**
                                                   ---------------------------------------       to
                                                    2003       2002       2001       2000     12/31/99
                                                   ----------------------------------------------------
Per Share Data:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 4.83    $  7.47    $ 10.21    $ 12.16    $10.00
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------------------------
   Net investment income (loss)                     (0.01)     (0.02)        --       0.01        --
-------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                                 1.48      (2.62)     (1.89)     (1.96)     2.16
-------------------------------------------------------------------------------------------------------
Total from investment operations                     1.47      (2.64)     (1.89)     (1.95)     2.16
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
   Dividends from net investment income                --         --      (0.01)        --        --
-------------------------------------------------------------------------------------------------------
   Distributions from net realized capital gain        --         --      (0.84)        --        --
-------------------------------------------------------------------------------------------------------
Total distributions                                    --         --      (0.85)        --        --
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 6.30    $  4.83    $  7.47    $ 10.21    $12.16
=======================================================================================================
Total Return:                                       30.43%    (35.34)%   (18.37)%   (16.04)%   21.60%
-------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)           $2,525    $ 1,938    $ 3,930    $ 5,255    $3,668
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets              1.29%      1.15%      0.74%      0.70%     0.70%+
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
   average net assets                               (0.23)%    (0.38)%    (0.04)%     0.08%    (0.03)%+
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             66.98%     81.67%    166.24%    179.44%    56.69%++
-------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
   Ratio of expenses to average net assets           1.73%      1.46%      1.13%      1.18%     1.52%+
-------------------------------------------------------------------------------------------------------
   Ratio of net investment income (loss) to
      average net assets                            (0.67)%    (0.69)%    (0.42)%    (0.40)%   (0.85)+
-------------------------------------------------------------------------------------------------------

----------
See footnotes on page 70.

Seligman Large-Cap Value Portfolio

                                                   -------------------------------------------------------
                                                                   Year ended December 31,
                                                   -------------------------------------------------------
                                                     2003        2002       2001       2000       1999
                                                   -------------------------------------------------------
Per Share Data:*
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                 $  7.02     $ 10.46     $11.59     $ 9.28     $ 9.66
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------
   Net investment income                              0.11        0.10       0.09       0.14       0.10
----------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                                  2.27       (3.43)     (1.06)      2.25      (0.37)
----------------------------------------------------------------------------------------------------------
Total from investment operations                      2.38       (3.33)     (0.97)      2.39      (0.27)
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
   Dividends from net investment income              (0.13)      (0.11)     (0.11)      0.00##    (0.11)
----------------------------------------------------------------------------------------------------------
   Distributions from net realized capital gain         --          --      (0.05)     (0.08)        --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (0.13)      (0.11)     (0.16)     (0.08)     (0.11)
----------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $  9.27     $  7.02     $10.46     $11.59     $ 9.28
==========================================================================================================
Total Return:                                        33.91%     (31.90)%    (8.28)%    25.84%     (2.76)%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)             $ 5,456     $ 4,692     $7,708     $6,057     $5,758
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets               1.18%       1.16%      0.83%      0.80%      0.80%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income to
   average net assets                                 1.34%       1.12%      1.13%      1.51%      1.18%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              16.60%      21.83%     28.17%     42.29%     28.01%
----------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
----------------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets            1.29%                  1.10%      1.22%      1.13%
----------------------------------------------------------------------------------------------------------
   Ratio of net investment income to
      average net assets                              1.23%                  0.86%      1.09%      0.85%+
----------------------------------------------------------------------------------------------------------

Seligman Small-Cap Value Portfolio

                                                   -------------------------------------------------------
                                                                   Year ended December 31,
                                                   -------------------------------------------------------
                                                     2003        2002        2001        2000      1999
                                                   -------------------------------------------------------
Per Share Data:*
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                 $  10.87    $  13.04    $  10.58    $  8.08    $ 7.31
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------
   Net investment loss                                (0.05)      (0.06)      (0.03)     (0.01)    (0.03)
----------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments                                   5.48       (1.94)       2.52       2.66      2.49
----------------------------------------------------------------------------------------------------------
Total from investment operations                       5.43       (2.00)       2.49       2.65      2.46
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
   Distributions from net realized capital gain       (0.10)      (0.17)      (0.03)     (0.15)    (1.69)
----------------------------------------------------------------------------------------------------------
Total distributions                                   (0.10)      (0.17)      (0.03)     (0.15)    (1.69)
----------------------------------------------------------------------------------------------------------
Net asset value, end of year                       $  16.20    $  10.87    $  13.04    $ 10.58    $ 8.08
==========================================================================================================
Total Return:                                         49.94%     (15.37)%     23.52%     33.00%    35.26%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)             $214,525    $103,770    $100,090    $16,495    $4,403
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                1.16%       1.18%       1.19%      1.00%     1.00%
----------------------------------------------------------------------------------------------------------
Ratio of net investment loss to
   average net assets                                 (0.42)%     (0.51)%     (0.29)%    (0.22)%   (0.27)%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               18.31%      56.74%      29.99%     42.27%    90.51%
----------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
----------------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets                                     1.22%      1.45%     1.41%
----------------------------------------------------------------------------------------------------------
   Ratio of net investment loss to average
      net assets                                                              (0.32)%    (0.67)%   (0.68)%
----------------------------------------------------------------------------------------------------------

----------
  *  Per share amounts are calculated based on average shares outstanding.

 **  Commencement of operations.

*** Seligman, at its discretion, reimbursed expenses and/or waived management fees for the periods presented. There is no assurance that Seligman will continue this policy in the future.

  #  During the year 2000, a dividend of $0.004 per share was paid.

 ##  During the year 2000, a dividend of $0.002 per share was paid.

  +  Annualized.

 ++  For the year ended December 31,1999.

For More Information

The following information is available without charge upon request by calling toll-free 800-221-2783 in the US or collect 212- 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Portfolio's investments. In the Fund's Annual and Semi-Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                      100 Park Avenue, New York, NY 10017

--------------------------------------------------------------------------------

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number: 811-5221

                                                                      Prospectus
                                                                     May 3, 2004

Seligman
Portfolios, Inc.

Seligman Communications and
Information Portfolio

Class 1 Shares

--------------------------------------------------------------------------------

Seeking Capital Gain by Investing in Companies Operating in the Communications, Information, and Related Industries

--------------------------------------------------------------------------------

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.

                                   managed by
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

SPCI1 5/2004 C1

Table of Contents

The Fund and the Portfolio

         Overview of the Fund .................................................1

         Investment Objective .................................................1

         Principal Investment Strategies ......................................1

         Principal Risks ......................................................2

         Past Performance .....................................................3

         Fees and Expenses ....................................................4

         Management of the Fund ...............................................4

Shareholder Information

         Pricing of Fund Shares ...............................................7

         How to Purchase and Sell Shares ......................................7

         Dividends and Capital Gain Distributions .............................7

         Taxes ................................................................7

Financial Highlights ..........................................................8

For More Information .................................................back cover

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the "Fund") consists of 15 separate portfolios. This Prospectus contains information about Seligman Communications and Information Portfolio (the "Portfolio").

The Portfolio is offering its shares to separate accounts (Accounts) of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (Contracts). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners.

Investment Objective

The Portfolio's objective is capital gain.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

The Portfolio may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Portfolio may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

o     Robust growth prospects

o     High profit margins or return on capital

o     Attractive valuation relative to expected earnings or cash flow

o     Quality management

o     Unique competitive advantages

The Portfolio generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain.

The Portfolio may purchase American Depositary Receipts ("ADRs"), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio's investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio concentrates its investments in companies in the communications, information and related industries. Therefore, the Portfolio may be susceptible to factors affecting these industries and the Portfolio's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, recently experienced a period of strong performance, followed by a period of volatility and negative performance. If this negative performance continues, the value of technology stocks may decline further.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Illiquid securities, foreign securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and Class 1 average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Annual Total Returns -- Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

38.55%     8.81%    22.22%   36.49%    85.81%  -36.19%   5.34%   -36.06%  44.35%
--------------------------------------------------------------------------------
 1995      1996      1997     1998      1999     2000    2001      2002    2003

              Best quarter return: 45.09% - quarter ended 12/31/99.
             Worst quarter return: -30.44% - quarter ended 9/30/01.

Class 1 Average Annual Total Returns - Periods Ended 12/31/03

                                                                                          Since
                                                                 One         Five       Inception
                                                                Year         Years      10/11/94
--------------------------------------------------------------------------------------------------
Seligman Communications and Information Portfolio               44.35%        2.89%       12.75%
--------------------------------------------------------------------------------------------------
S&P 500 Index                                                   28.67        (0.57)       11.80
--------------------------------------------------------------------------------------------------
Goldman Sachs Technology Index(1)                               54.19        (5.03)         n/a(1)
--------------------------------------------------------------------------------------------------
Lipper Science & Technology Funds Average                       55.75        (2.78)       10.94(2)
--------------------------------------------------------------------------------------------------

----------

The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), the Lipper Science & Technology Funds Average and the Goldman Sachs Technology Index are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the S&P 500 Index and Goldman Sachs Technology Index do not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

(1)   The Goldman Sachs Technology Index has an inception date of 8/31/96.

(2)   From October 13, 1994.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management Fees                                                            0.75%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                   none
--------------------------------------------------------------------------------
Other Expenses                                                             0.26%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  1.01%
--------------------------------------------------------------------------------

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year        3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Class 1                          $103          $322         $558         $1,236
--------------------------------------------------------------------------------

Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $13.1 billion in assets as of March 31, 2004. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2004 of approximately $8.3 billion.

The Portfolio pays Seligman a management fee for its services, equal to an annual rate of 0.75% of the average daily net assets of the Portfolio.

Portfolio Management

The Portfolio is managed by Seligman's Technology Group, headed by Mr. Paul H. Wick. Mr. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Mr. Wick has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. Mr. Wick has been a Managing Director of Seligman since January 1995 and a Director of Seligman since November 1997.

Frequently Asked Questions About Regulatory Matters

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. Is Seligman conducting an internal inquiry into whether it or any of its personnel participated in or facilitated violations of law or internal policies relating to market timing or late trading?

A. Like other investment advisers, the Manager has conducted, and is continuing to conduct, an internal review with respect to market timing and late trading. In addition, the Manager is conducting a broader review of its compliance policies and procedures beyond those relating to market timing and late trading.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds.

      Last September, the Manager had one market timing arrangement, a result of which frequent trading by a client was permitted to occur. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced later that month. Based on a review of the Manager's records for the past three years, the Manager identified three other market timing arrangements. All three had already been terminated prior to the end of September 2002.

      The results of the Manager's internal review have been presented to the Independent Directors of the Boards of the Seligman Funds. Although a review by the Independent Directors is not final, the Manager is confident that any financial impact of these arrangements on the Seligman Funds was minimal. If any Seligman Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its employees, the Manager will make restitution to that Fund. In addition, other measures have been and will be taken as appropriate, including disciplining employees.

Q7.   Does Seligman disclose its internal market timing procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any SEC or state investigation relating to market timing or late trading?

A. The SEC and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to an information request from the Securities Division of the Commonwealth of Massachusetts relating to an investigation of an unaffiliated third party. As always, the Manager will continue to cooperate fully with the SEC and state authorities.

Q10.  Does Seligman have any market timing arrangements at the current time?

A. Seligman has none. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. Have any other matters come to Seligman's attention in the course of its internal inquiry?

A. The Manager has also reviewed its practice of placing some of the Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager is confident that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than the Seligman Funds would otherwise have paid for comparable transactions.

      The Manager is conducting an investigation of these matters and is making interim reports to the Independent Directors of the Boards of the Seligman Funds, who will determine any appropriate measures to be taken. In October 2003, the Manager ceased placing Fund orders to buy and sell portfolio securities with brokerage firms in recognition of their Fund sales. The Manager is also responding to information requests from the SEC relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions. As always, the Manager will continue to cooperate with the SEC.

Q12. Have any employees been disciplined in connection with the Manager's overall internal review?

A. One employee has left Seligman. Other disciplinary measures will be taken as appropriate.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Portfolio's net asset value ("NAV") next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the Portfolio's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Portfolio's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by the Portfolio are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date.

The Portfolio has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Financial Highlights

The table below describes the Portfolio's performance of Class 1 shares for the past five years. It is intended to help you understand the financial performance of the Portfolio's Class 1 shares. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. Ernst & Young LLP, independent auditors, have audited this information. Their report, along with the Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                                                    Year ended December 31,
                                                             --------------------------------------------------------------------
                                                               2003         2002           2001           2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $  8.05       $ 12.59       $  14.82       $  26.70       $  17.14
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                          (0.07)        (0.07)         (0.07)         (0.11)         (0.10)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments        3.64         (4.47)          0.80          (9.45)         14.36
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                3.57         (4.54)          0.73          (9.56)         14.26
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                    --            --          (2.96)         (2.32)         (4.70)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               --            --          (2.96)         (2.32)         (4.70)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                 $ 11.62       $  8.05       $  12.59       $  14.82       $  26.70
=================================================================================================================================
Total Return:                                                  44.35%       (36.06)%         5.34%        (36.19)%        85.81%
---------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                       $62,903       $53,769       $113,424       $127,901       $213,961
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         1.01%         0.98%          0.93%          0.87%          0.86%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets             (0.78)%       (0.76)%        (0.45)%        (0.48)%        (0.51)%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       105.53%        91.37%        130.94%        104.41%        118.16%
---------------------------------------------------------------------------------------------------------------------------------

----------
*     Per share amounts are calculated based on average shares outstanding.

--------------------------------------------------------------------------------

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

This Prospectus in intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number: 811-5221

--------------------------------------------------------------------------------

                                                                      Prospectus
                                                                     May 3, 2004

Seligman
Portfolios, Inc.

Seligman Frontier Portfolio

Class 1 Shares

--------------------------------------------------------------------------------

Seeking Growth In Capital Value Through Investments In Small-Company Stocks

--------------------------------------------------------------------------------

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.

                                   managed by
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

SPFR1 5/2004 C1

Table of Contents

The Fund and the Portfolio

         Overview of the Fund .................................................1

         Investment Objective .................................................1

         Principal Investment Strategies ......................................1

         Principal Risks ......................................................2

         Past Performance .....................................................3

         Fees and Expenses ....................................................4

         Management of the Fund ...............................................4

Shareholder Information

         Pricing of Fund Shares ...............................................7

         How to Purchase and Sell Shares ......................................7

         Dividends and Capital Gain Distributions .............................7

         Taxes ................................................................7

Financial Highlights ..........................................................8

For More Information .................................................back cover

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the "Fund") consists of 15 separate portfolios. This Prospectus contains information about Seligman Frontier Portfolio (the "Portfolio").

The Portfolio is offering its shares to separate accounts ("Accounts") of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts"). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners.

Investment Objective

The Portfolio's objective is growth of capital. Income may be considered but is incidental to the Portfolio's investment objective.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 65% of its total assets in the common stock of small US companies. Companies are selected for their growth prospects. The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The Portfolio maintains a disciplined investment process that focuses on downside risks as well as upside potential. In selecting investments, the investment manager looks to identify companies that typically display one or more of the following:

o     Positive operating cash flows

o     Management ownership

o     A unique competitive advantage

o     Historically high returns on capital

--------------------------------------------------------------------------------

      Small Companies:

      Companies with market capitalizations, at the time of purchase by the Portfolio, of US $2 billion or less.

--------------------------------------------------------------------------------

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

Although the Portfolio generally concentrates its investments in common stocks, it may invest up to 35% of its assets in preferred stocks, securities convertible into common stocks, and stock purchase warrants if the investment manager believes they offer capital growth opportunities. The Portfolio may also invest in American Depositary Receipts ("ADRs"), which are publicly-traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio and may lend portfolio securities. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio's investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

The Fund's Board of Directors may change the definition of "small companies" if it concludes that such a change is appropriate.

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial portion of its assets in certain industries or economic sectors that the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

The Portfolio may also be negatively affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and Class 1 average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Annual Total Returns -- Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

33.28%    23.93%    16.33%   -1.46%    16.59%  -15.83%  -7.35%   -26.52%  39.32%
--------------------------------------------------------------------------------
 1995      1996      1997     1998      1999     2000    2001      2002    2003

              Best quarter return: 28.95% - quarter ended 12/31/99.
             Worst quarter return: -23.61% - quarter ended 9/30/98.

Class 1 Average Annual Total Returns - Periods Ended 12/31/03

                                                                         Since
                                                One        Five        Inception
                                                Year       Years       10/11/94
--------------------------------------------------------------------------------
Seligman Frontier Portfolio                    39.32%      (1.43)%       6.99%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                      48.54        0.86         6.10
--------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Average          44.77        4.86         9.58(1)
--------------------------------------------------------------------------------

----------

The Lipper Small-Cap Growth Funds Average and the Russell 2000 Growth Index are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the Russell Index does not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

Seligman, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, Seligman has discontinued this policy.

(1)   From October 13, 1994.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management Fees                                                            0.75%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                   none
--------------------------------------------------------------------------------
Other Expenses (1)                                                         0.96%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (1)                              1.71%
--------------------------------------------------------------------------------

(1) Effective August 11, 2003, Seligman eliminated its voluntary undertaking to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) of the Portfolio. Total annual portfolio operating expenses are what they would have been if the expense reimbursement arrangements had not been in effect.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 Year      3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class 1                                 174         539        928        2,019
--------------------------------------------------------------------------------

Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $13.1 billion in assets as of March 31, 2004. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2004 of approximately $8.3 billion.

The Portfolio pays Seligman a management fee for its services, equal to an annual rate of 0.75% of the average daily net assets of the Portfolio.

Portfolio Management

The Portfolio is managed by Seligman's Small Company Growth Team, headed by Mr. Frederick J. Ruvkun, a Managing Director of Seligman. Mr. Ruvkun, who joined Seligman in January 1997, is Vice President of the Fund and Portfolio Manager of the Portfolio. He is also Vice President and Portfolio Manager of Seligman Frontier Fund, Inc. Prior to joining Seligman, Mr. Ruvkun was a portfolio manager for Bessemer Trust from 1993.

Frequently Asked Questions About Regulatory Matters

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. Is Seligman conducting an internal inquiry into whether it or any of its personnel participated in or facilitated violations of law or internal policies relating to market timing or late trading?

A. Like other investment advisers, the Manager has conducted, and is continuing to conduct, an internal review with respect to market timing and late trading. In addition, the Manager is conducting a broader review of its compliance policies and procedures beyond those relating to market timing and late trading.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds.

      Last September, the Manager had one market timing arrangement, a result of which frequent trading by a client was permitted to occur. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced later that month. Based on a review of the Manager's records for the past three years, the Manager identified three other market timing arrangements. All three had already been terminated prior to the end of September 2002.

      The results of the Manager's internal review have been presented to the Independent Directors of the Boards of the Seligman Funds. Although a review by the Independent Directors is not final, the Manager is confident that any financial impact of these arrangements on the Seligman Funds was minimal. If any Seligman Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its employees, the Manager will make restitution to that Fund. In addition, other measures have been and will be taken as appropriate, including disciplining employees.

Q7.   Does Seligman disclose its internal market timing procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any SEC or state investigation relating to market timing or late trading?

A. The SEC and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to an information request from the Securities Division of the Commonwealth of Massachusetts relating to an investigation of an unaffiliated third party. As always, the Manager will continue to cooperate fully with the SEC and state authorities.

Q10.  Does Seligman have any market timing arrangements at the current time?

A. Seligman has none. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. Have any other matters come to Seligman's attention in the course of its internal inquiry?

A. The Manager has also reviewed its practice of placing some of the Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager is confident that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than the Seligman Funds would otherwise have paid for comparable transactions.

      The Manager is conducting an investigation of these matters and is making interim reports to the Independent Directors of the Boards of the Seligman Funds, who will determine any appropriate measures to be taken. In October 2003, the Manager ceased placing Fund orders to buy and sell portfolio securities with brokerage firms in recognition of their Fund sales. The Manager is also responding to information requests from the SEC relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions. As always, the Manager will continue to cooperate with the SEC.

Q12. Have any employees been disciplined in connection with the Manager's overall internal review?

A. One employee has left Seligman. Other disciplinary measures will be taken as appropriate.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Portfolio's net asset value ("NAV") next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the Portfolio's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Portfolio's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by the Portfolio are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date, using the NAV of the ex-dividend date.

The Portfolio has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Financial Highlights

The table below describes the Portfolio's performance for the past five years. It is intended to help you understand the financial performance of the Portfolio's Class 1 shares. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. Ernst & Young LLP, independent auditors, have audited this information. Their report, along with the Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                                                     Year ended December 31,
                                                             -----------------------------------------------------------------
                                                               2003          2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $  9.64       $ 13.12       $ 15.26       $ 18.13       $ 15.55
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                          (0.15)        (0.11)        (0.05)        (0.13)        (0.10)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments        3.94         (3.37)        (1.12)        (2.74)         2.68
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                3.79         (3.48)        (1.17)        (2.87)         2.58
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                    --            --         (0.97)           --            --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               --            --         (0.97)           --            --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                 $ 13.43       $  9.64       $ 13.12       $ 15.26       $ 18.13
==============================================================================================================================
Total Return:                                                  39.32%       (26.52)%       (7.35)%      (15.83)%       16.59%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                       $ 7,503       $ 7,089       $13,174       $17,011       $25,706
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         1.68%         1.23%         1.01%         0.95%         0.95%
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets             (1.39)%       (0.93)%       (0.38)%       (0.73)%       (0.68)%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       107.33%        83.83%       125.78%       150.67%        57.93%
------------------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
  Ratio of expenses to average net assets                       1.71%                       1.24%         1.18%         0.96%
------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets           (1.42)%                     (0.61)%       (0.96)%       (0.69)%
------------------------------------------------------------------------------------------------------------------------------

----------

 *    Per share amounts are calculated based on average shares outstanding.

** Seligman, at its discretion, reimbursed expenses for certain periods presented. Effective August 11, 2003, Seligman has discontinued this policy.

--------------------------------------------------------------------------------

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number: 811-5221

--------------------------------------------------------------------------------

                                                                      Prospectus
                                                                     May 3, 2004

Seligman
Portfolios, Inc.

Seligman Global Technology Portfolio

Class 1 Shares

--------------------------------------------------------------------------------

Investing Around the World for Capital Appreciation

--------------------------------------------------------------------------------

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.

                                   managed by
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

SPGT1 5/2004 CI

Table of Contents

The Fund and the Portfolio

         Overview of the Fund .................................................1

         Investment Objective .................................................1

         Principal Investment Strategies ......................................1

         Principal Risks ......................................................2

         Past Performance .....................................................3

         Fees and Expenses ....................................................4

         Management of the Fund ...............................................4

Shareholder Information

         Pricing of Fund Shares ...............................................7

         How to Purchase and Sell Shares ......................................7

         Dividends and Capital Gain Distributions .............................7

         Taxes ................................................................7

Financial Highlights ..........................................................8

For More Information .................................................back cover

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the "Fund") consists of 15 separate portfolios. This Prospectus contains information about Seligman Global Technology Portfolio (the "Portfolio").

The Portfolio is offering its shares to separate accounts ("Accounts") of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts"). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

--------------------------------------------------------------------------------

      Technology:

      The use of science to create new products and services. The industry comprises information technology and communications, as well as medical, environmental and biotechnology.

--------------------------------------------------------------------------------

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners.

Investment Objective

The Portfolio's objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 80% of its net assets in equity securities of US and non-US companies with business operations in technology and technology-related industries.

The Portfolio may invest in companies domiciled in any country. The Portfolio generally invests in several countries in different geographic regions.

The Portfolio may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Portfolio. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for small to medium-sized companies, and the Portfolio may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, no matter what their country of origin. The Portfolio combines in-depth research into individual companies with macro analysis. The investment manager looks for attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies it believes display one or more of the following:

o     Robust growth prospects

o     High profit margins

o Attractive valuation relative to earnings forecasts or other valuation criteria (e.g., return on equity)

o     Quality management and equity ownership by executives

o     Unique competitive advantages (e.g., market share, proprietary products)

o     Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 20% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio's investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, recently experienced a period of strong performance, followed by a period of volatility and negative performance. If this negative performance continues, the value of technology stocks may decline further.

The Portfolio may be susceptible to factors affecting technology and technology-related industries and the Portfolio's net asset value may fluctuate more than a portfolio that invests in a wider range of portfolio securities. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial or managerial resources. These risks may be heightened for technology companies in foreign markets.

The Portfolio seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of one of the Portfolio's investments may offset potential gains from other investments.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Options or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and Class 1 average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Annual Total Returns -- Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

    19.53%       36.80%     118.80%    -23.75%     -22.05%     -31.64%    36.12%
--------------------------------------------------------------------------------
     1997         1998        1999       2000        2001        2002      2003

              Best quarter return: 56.86% - quarter ended 12/31/99.
             Worst quarter return: -32.05% - quarter ended 9/30/01.

Class 1 Average Annual Total Returns - Periods Ended 12/31/03

                                                                         Since
                                                  One        Five      Inception
                                                 Year       Years        5/1/96
--------------------------------------------------------------------------------
Seligman Global Technology Portfolio             36.12%      3.89%       9.87%
--------------------------------------------------------------------------------
MSCI World Index                                 33.76      (0.39)       5.61(1)
--------------------------------------------------------------------------------
Lipper Global Funds Average                      32.06       2.15        6.10(1)
--------------------------------------------------------------------------------
Lipper Science & Technology Funds Average        55.75      (2.78)       6.16(1)
--------------------------------------------------------------------------------

----------

The Lipper Global Funds Average, the Lipper Science & Technology Funds Average and the Morgan Stanley Capital International World Index ("MSCI World Index") are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages does not reflect any sales charges and the MSCI World Index does not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

Prior to April 1, 2000, Seligman employed a subadviser that was responsible for providing portfolio management services with regard to the Portfolio's non-US investments. From April 1, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman.

Seligman, at their discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. There is no assurance that Seligman will continue this policy in the future.

(1)   From April 30, 1996.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management Fees                                                            1.00%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                   none
--------------------------------------------------------------------------------
Other Expenses (1)                                                         1.39%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (2)                              2.39%
--------------------------------------------------------------------------------

----------

(1) Effective August 11, 2003, Seligman modified its voluntary undertaking to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) of the Portfolio that exceeded certain limitations from 0.40% to 0.90% of the Portfolio's average daily net assets. Management and 12b-1 fees of the Portfolio to be excluded for purposes of applying the expense cap.

(2) Reflects total annual portfolio operating expenses as they would have been if the expense reimbursement arrangements had not been in effect. The total annual operating expenses for the year ended December 31, 2003, taking into consideration the current reimbursement arrangement would have been 1.90%. Seligman can terminate this reimbursement arrangement at any time.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year         3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Class 1                       $242           $745         $1,275         $2,726
--------------------------------------------------------------------------------

Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $13.1 billion in assets as of March 31, 2004. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2004 of approximately $8.3 billion.

The Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets as follows: 1.00% on first $2 billion; .95% on next $2 billion; and .90% thereafter. For the year ended December 31, 2003, the Portfolio paid Seligman a management fee equal to an annual rate of 1.00% of its average daily net assets.

Portfolio Management

The Portfolio is managed by Seligman's Technology Group. Mr. Richard M. Parower, Senior Vice President, Investment Officer of Seligman, is Vice President of the Fund and Portfolio Manager of the Portfolio. He is also Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Fund and Vice President and Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Prior to joining Seligman, from June 1998 to April 2000, Mr. Parower was a Senior Analyst with Citibank Global Asset Management covering Global IT Services.

Frequently Asked Questions About Regulatory Matters

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. Is Seligman conducting an internal inquiry into whether it or any of its personnel participated in or facilitated violations of law or internal policies relating to market timing or late trading?

A. Like other investment advisers, the Manager has conducted, and is continuing to conduct, an internal review with respect to market timing and late trading. In addition, the Manager is conducting a broader review of its compliance policies and procedures beyond those relating to market timing and late trading.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds.

      Last September, the Manager had one market timing arrangement, a result of which frequent trading by a client was permitted to occur. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced later that month. Based on a review of the Manager's records for the past three years, the Manager identified three other market timing arrangements. All three had already been terminated prior to the end of September 2002.

      The results of the Manager's internal review have been presented to the Independent Directors of the Boards of the Seligman Funds. Although a review by the Independent Directors is not final, the Manager is confident that any financial impact of these arrangements on the Seligman Funds was minimal. If any Seligman Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its employees, the Manager will make restitution to that Fund. In addition, other measures have been and will be taken as appropriate, including disciplining employees.

Q7.   Does Seligman disclose its internal market timing procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any SEC or state investigation relating to market timing or late trading?

A. The SEC and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to an information request from the Securities Division of the Commonwealth of Massachusetts relating to an investigation of an unaffiliated third party. As always, the Manager will continue to cooperate fully with the SEC and state authorities.

Q10.  Does Seligman have any market timing arrangements at the current time?

A. Seligman has none. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. Have any other matters come to Seligman's attention in the course of its internal inquiry?

A. The Manager has also reviewed its practice of placing some of the Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager is confident that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than the Seligman Funds would otherwise have paid for comparable transactions.

      The Manager is conducting an investigation of these matters and is making interim reports to the Independent Directors of the Boards of the Seligman Funds, who will determine any appropriate measures to be taken. In October 2003, the Manager ceased placing Fund orders to buy and sell portfolio securities with brokerage firms in recognition of their Fund sales. The Manager is also responding to information requests from the SEC relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions. As always, the Manager will continue to cooperate with the SEC.

Q12. Have any employees been disciplined in connection with the Manager's overall internal review?

A. One employee has left Seligman. Other disciplinary measures will be taken as appropriate.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Portfolio's net asset value ("NAV") next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the Portfolio's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Portfolio's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by the Portfolio are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date.

The Portfolio has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Financial Highlights

The table below describes the Portfolio's performance of Class 1 shares for the past five years. It is intended to help you understand the financial performance of the Portfolio's Class 1 shares. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. Ernst & Young LLP, independent auditors, have audited this information. Their report, along with the Portfolio's financial statements, is the Fund's Annual Report, which is available upon request.

                                                                                              Year ended December 31,
                                                                             -------------------------------------------------------
                                                                               2003       2002        2001       2000        1999
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $  8.86    $ 12.96     $ 20.14    $ 27.42     $ 13.85
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                                          (0.11)     (0.11)      (0.14)     (0.13)      (0.09)
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                        2.98      (4.32)      (4.06)     (6.34)      16.25
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on foreign currency transactions      0.33       0.33       (0.25)     (0.01)      (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                3.20      (4.10)      (4.45)     (6.48)      16.12
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                                    --         --       (2.73)     (0.80)      (2.55)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                               --         --       (2.73)     (0.80)      (2.55)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                 $ 12.06    $  8.86     $ 12.96    $ 20.14     $ 27.42
------------------------------------------------------------------------------------------------------------------------------------
Total Return:                                                                  36.12%    (31.64)%    (22.05)%   (23.75)%    118.80%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                       $10,047    $ 9,361     $18,533    $25,370     $22,087
====================================================================================================================================
Ratio of expenses to average net assets                                         1.61%      1.40%       1.40%      1.30%       1.40%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                             (1.14)%    (1.06)%     (0.87)%    (0.46)%     (0.51)%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       188.00%    144.18%     160.75%    142.42%     116.88%
------------------------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                                       2.39%      1.80%       1.61%                  1.41%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                           (1.92)%    (1.46)%     (1.08)%                (0.52)%
------------------------------------------------------------------------------------------------------------------------------------

----------

 *    Per share amounts are calculated based on average shares outstanding.

** Seligman and its former subadviser, at their discretion, reimbursed expenses for certain periods presented. There is no assurance that Seligman will continue this policy in the future.

--------------------------------------------------------------------------------

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-5221

--------------------------------------------------------------------------------

                                                                      Prospectus
                                                                     May 3, 2004

Seligman
Portfolios, Inc.

Seligman Small-Cap Value Portfolio

Class 1 Shares

--------------------------------------------------------------------------------

A Value Approach to Seeking Long-Term Capital Appreciation

--------------------------------------------------------------------------------

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.

                                   managed by
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

SPSCV1 5/2004 C1

Table of Contents

The Fund and the Portfolio

         Overview of the Fund .................................................1

         Investment Objective .................................................1

         Principal Investment Strategies ......................................1

         Principal Risks ......................................................2

         Past Performance .....................................................3

         Fees and Expenses ....................................................4

         Management of the Fund ...............................................4

Shareholder Information

         Pricing of Fund Shares ...............................................7

         How to Purchase and Sell Shares ......................................7

         Dividends and Capital Gain Distributions .............................7

         Taxes ................................................................7

Financial Highlights ..........................................................8

For More Information .................................................back cover

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the "Fund") consists of 15 separate portfolios. This Prospectus contains information about Seligman Small-Cap Value Portfolio (the "Portfolio").

The Portfolio is offering its shares to separate accounts ("Accounts") of participating insurance companies to fund benefits of variable annuity and variable life contracts ("Contracts"). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

The Portfolio offers two Classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners.

Investment Objective

The Portfolio's objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 80% of its net assets in the common stocks of "value" companies with small market capitalization (up to $2 billion) at the time of purchase by the Portfolio.

--------------------------------------------------------------------------------

      Value Companies:

      Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

--------------------------------------------------------------------------------

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

o     A low price-to-earnings and/or low price-to-book ratio

o     Positive change in senior management

o     Positive corporate restructuring

o     Temporary setback in price due to factors that no longer exist

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests and continually monitors portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

In addition to investing in common stock, the Portfolio may also invest in other equity-related securities of domestic issuers. These other securities may include preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts ("ADRs"). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio's investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

The Fund's Board of Directors may change the parameters by which small market capitalization is defined if it concludes such a change is appropriate.

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio's performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial portion of its assets in certain industries or economic sectors that the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and Class 1 average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Annual Total Returns -- Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

     35.26%           33.00%         23.52%          -15.37%             49.94%
-------------------------------------------------------------------------------
      1999             2000           2001             2002               2003

              Best quarter return: 34.49% - quarter ended 6/30/99.
             Worst quarter return: -19.63% - quarter ended 9/30/02.

Class 1 Average Annual Total Returns - Periods Ended 12/31/03

                                                                       Since
                                                  One      Five      Inception
                                                 Year      Years       5/1/98
--------------------------------------------------------------------------------
Seligman Small-Cap Value Portfolio               49.94%    23.04%       16.18%
--------------------------------------------------------------------------------
Russell 2000 Value Index                         46.03     12.28         7.72
--------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Average             42.29     13.12         7.61(1)
--------------------------------------------------------------------------------

----------

The Russell 2000 Value Index and the Lipper Small-Cap Value Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the Russell Index does not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

Seligman, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, Seligman has discontinued this policy.

(1)   From April 30, 1998.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management Fees                                                            1.00%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                   none
--------------------------------------------------------------------------------
Other Expenses                                                             0.16%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  1.16%
--------------------------------------------------------------------------------

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year        3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Class 1                          $118          $368         $638         $1,409
--------------------------------------------------------------------------------

Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $13.1 billion in assets as of March 31, 2004. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2004 of approximately $8.3 billion.

The Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets, as follows: 1.00% on first $500 million; .90% on next $500 million; and .80% thereafter. For the year ended December 31, 2003, the Portfolio paid Seligman a management fee equal to an annual rate of 1.00% of its average daily net assets.

Portfolio Management

The Portfolio is managed by Seligman's Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen, a Managing Director at Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. Mr. Eigen is also Co-Portfolio Manager of the Seligman Large-Cap Value Portfolio; and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund. Prior to joining Seligman, Mr. Eigen was Senior Managing Director, Chief Investment Officer and Director of Equity Investing at Bear Stearns Asset Management.

Mr. Richard S. Rosen, a Managing Director at Seligman, is Co-Portfolio Manager of the Portfolio. Mr. Rosen is also Co-Portfolio Manager of the Seligman Large-Cap Value Portfolio; and Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund, the two series of Seligman Value Fund Series, Inc. Prior to joining Seligman, Mr. Rosen was a Managing Director and Portfolio Manager at Bear Stearns Asset Management.

Frequently Asked Questions About Regulatory Matters

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. Is Seligman conducting an internal inquiry into whether it or any of its personnel participated in or facilitated violations of law or internal policies relating to market timing or late trading?

A. Like other investment advisers, the Manager has conducted, and is continuing to conduct, an internal review with respect to market timing and late trading. In addition, the Manager is conducting a broader review of its compliance policies and procedures beyond those relating to market timing and late trading.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds.

      Last September, the Manager had one market timing arrangement, a result of which frequent trading by a client was permitted to occur. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced later that month. Based on a review of the Manager's records for the past three years, the Manager identified three other market timing arrangements. All three had already been terminated prior to the end of September 2002.

      The results of the Manager's internal review have been presented to the Independent Directors of the Boards of the Seligman Funds. Although a review by the Independent Directors is not final, the Manager is confident that any financial impact of these arrangements on the Seligman Funds was minimal. If any Seligman Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its employees, the Manager will make restitution to that Fund. In addition, other measures have been and will be taken as appropriate, including disciplining employees.

Q7.   Does Seligman disclose its internal market timing procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any SEC or state investigation relating to market timing or late trading?

A. The SEC and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to an information request from the Securities Division of the Commonwealth of Massachusetts relating to an investigation of an unaffiliated third party. As always, the Manager will continue to cooperate fully with the SEC and state authorities.

Q10.  Does Seligman have any market timing arrangements at the current time?

A. Seligman has none. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. Have any other matters come to Seligman's attention in the course of its internal inquiry?

A. The Manager has also reviewed its practice of placing some of the Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager is confident that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than the Seligman Funds would otherwise have paid for comparable transactions.

      The Manager is conducting an investigation of these matters and is making interim reports to the Independent Directors of the Boards of the Seligman Funds, who will determine any appropriate measures to be taken. In October 2003, the Manager ceased placing Fund orders to buy and sell portfolio securities with brokerage firms in recognition of their Fund sales. The Manager is also responding to information requests from the SEC relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions. As always, the Manager will continue to cooperate with the SEC.

Q12. Have any employees been disciplined in connection with the Manager's overall internal review?

A. One employee has left Seligman. Other disciplinary measures will be taken as appropriate.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Portfolio's net asset value ("NAV") next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the Portfolio's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Portfolio's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by the Portfolio are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date, using the NAV of the ex-dividend date.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Financial Highlights

The table below describes the Portfolio's performance of Class 1 shares for the past five years. It is intended to help you understand the financial performance of the Portfolio's Class 1 shares. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners and are not annualized for the periods of less than one year. Ernst & Young llp, independent auditors, have audited this information. Their report, along with the Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                                                      Year Ended December 31,
                                                             -----------------------------------------------------------------------
                                                               2003           2002           2001           2000            1999
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $  10.87       $  13.04       $  10.58       $   8.08       $   7.31
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                           (0.05)         (0.06)         (0.03)         (0.01)         (0.03)
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments         5.48          (1.94)          2.52           2.66           2.49
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 5.43          (2.00)          2.49           2.65           2.46
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                  (0.10)         (0.17)         (0.03)         (0.15)         (1.69)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (0.10)         (0.17)         (0.03)         (0.15)         (1.69)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                 $  16.20       $  10.87       $  13.04       $  10.58       $   8.08
====================================================================================================================================
Total Return:                                                   49.94%        (15.37)%        23.52%         33.00%         35.26%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                       $214,525       $103,770       $100,090       $ 16,495       $  4,403
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                          1.16%          1.18%          1.19%          1.00%          1.00%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets              (0.42)%        (0.51)%        (0.29)%        (0.22)%        (0.27)%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         18.31%         56.74%         29.99%         42.27%         90.51%
------------------------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                                                      1.22%          1.45%          1.41%
------------------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                                          (0.32)%        (0.67)%        (0.68)%
------------------------------------------------------------------------------------------------------------------------------------

----------

 *    Per share amounts are calculated based on average shares outstanding

** Seligman, at its discretion, reimbursed expenses for certain periods presented. Effective August 11, 2003, Seligman has discontinued this policy.

--------------------------------------------------------------------------------

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-5221

--------------------------------------------------------------------------------

                                                                      Prospectus
                                                                     May 3, 2004

Seligman
Portfolios, Inc.

Seligman Capital Portfolio

Class 2 Shares

--------------------------------------------------------------------------------

Seeking Capital Appreciation by Investing in Mid-Capitalization Growth Stocks

--------------------------------------------------------------------------------

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.

                                   managed by
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

SPCA1 5/2004 C2

Table of Contents

The Fund and the Portfolio

         Overview of the Fund .................................................1

         Investment Objective .................................................1

         Principal Investment Strategies ......................................1

         Principal Risks ......................................................2

         Past Performance .....................................................3

         Fees and Expenses ....................................................4

         Management of the Fund ...............................................4

Shareholder Information

         Pricing of Fund Shares ...............................................7

         How to Purchase and Sell Shares ......................................7

         Shareholder Servicing and Distribution Arrangements ..................7

         Dividends and Capital Gain Distributions .............................7

         Taxes ................................................................7

Financial Highlights ..........................................................8

For More Information .................................................back cover

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the "Fund") consists of 15 separate portfolios. This Prospectus contains information about Seligman Capital Portfolio (the "Portfolio").

The Portfolio is offering its shares to separate accounts ("Accounts") of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts"). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 2 shares and is for use with Accounts that make Class 2 shares available to Contract owners.

Investment Objective

The Portfolio's objective is capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

--------------------------------------------------------------------------------

      Medium-Sized Companies:

      Companies with market capitalizations, at the time of purchase by the Portfolio, of between $1 billion and $10 billion.

--------------------------------------------------------------------------------

Generally, the Portfolio invests primarily in the common stock of medium-sized US companies. The investment manager chooses common stocks for the Portfolio using both quantitative and fundamental analysis. This means the investment manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet (e.g., low ratio of debt to total capital). In selecting individual securities for investment, the investment manager then looks to identify medium-sized companies that it believes display one or more of the following:

o     Proven track record

o     Strong management

o     Multiple product lines

o Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings)

o     Positive supply and demand outlook for its industry

The investment manager also looks at the forecasted earnings of a company considered for investment to determine if the company has the potential for above-average growth.

The Portfolio will generally sell a stock when the investment manager believes that the company or industry fundamentals have deteriorated or the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued).

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer capital appreciation opportunities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities. The Portfolio may borrow money from time to time to purchase securities.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio's investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

The Fund's Board of Directors may change the parameters by which medium-sized companies is defined if it concludes that such a change is appropriate.

There is no guarantee that the Portfolio will achieve its investment objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial portion of its assets in certain industries or economic sectors which the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 2 shares of the Portfolio has varied from year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 2 annual total returns presented in the bar chart and Class 2 average annual total returns in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Annual Total Returns -- Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

              -16.18%                   -33.14%                35.76%
--------------------------------------------------------------------------------
                2001                      2002                  2003

              Best quarter return: 27.30% - quarter ended 12/31/01.
             Worst quarter return: -30.59% - quarter ended 9/30/01.

Class 2 Average Annual Total Returns - Periods Ended 12/31/03

                                                                        Since
                                                          One         Inception
                                                         Year          8/30/00
--------------------------------------------------------------------------------
Seligman Capital Portfolio                               35.76%        (14.53)%
--------------------------------------------------------------------------------
Russell MidCap Growth Index                              42.71         (13.43)
--------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average                      35.93         (14.47)*
--------------------------------------------------------------------------------

----------

The Russell MidCap Growth Index and the Lipper Mid-Cap Growth Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the Russell Index does not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

Seligman, at its discretion, reimbursed certain expenses of Class 2 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, Seligman has discontinued this policy.

*     From August 31, 2000

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management Fees                                                            0.40%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                   0.25%
--------------------------------------------------------------------------------
Other Expenses(1)                                                          0.56%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses(1)                               1.21%
--------------------------------------------------------------------------------

----------

(1) Effective August 11, 2003, Seligman eliminated its voluntary undertaking to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) of the Portfolio. Total annual portfolio operating expenses are what they would have been if the expense reimbursement arrangements had not been in effect.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year         3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Class 2                       $123           $384          $665          $1,466
--------------------------------------------------------------------------------

Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $13.1 billion in assets as of March 31, 2004. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2004 of approximately $8.3 billion.

The Portfolio pays Seligman a management fee for its services, equal to an annual rate of 0.40% of the average daily net assets of the Portfolio.

Portfolio Management

The Portfolio is managed by Seligman's Growth Team, headed by Ms. Marion S. Schultheis. Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is Vice President of the Fund and has been Portfolio Manager of the Portfolio since May 1998. Ms. Schultheis is also Portfolio Manager of the Seligman Large-Cap Growth Portfolio. In addition, she is Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998.

Frequently Asked Questions About Regulatory Matters

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. Is Seligman conducting an internal inquiry into whether it or any of its personnel participated in or facilitated violations of law or internal policies relating to market timing or late trading?

A. Like other investment advisers, the Manager has conducted, and is continuing to conduct, an internal review with respect to market timing and late trading. In addition, the Manager is conducting a broader review of its compliance policies and procedures beyond those relating to market timing and late trading.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds.

      Last September, the Manager had one market timing arrangement, a result of which frequent trading by a client was permitted to occur. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced later that month. Based on a review of the Manager's records for the past three years, the Manager identified three other market timing arrangements. All three had already been terminated prior to the end of September 2002.

      The results of the Manager's internal review have been presented to the Independent Directors of the Boards of the Seligman Funds. Although a review by the Independent Directors is not final, the Manager is confident that any financial impact of these arrangements on the Seligman Funds was minimal. If any Seligman Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its employees, the Manager will make restitution to that Fund. In addition, other measures have been and will be taken as appropriate, including disciplining employees.

Q7.   Does Seligman disclose its internal market timing procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any SEC or state investigation relating to market timing or late trading?

A. The SEC and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to an information request from the Securities Division of the Commonwealth of Massachusetts relating to an investigation of an unaffiliated third party. As always, the Manager will continue to cooperate fully with the SEC and state authorities.

Q10.  Does Seligman have any market timing arrangements at the current time?

A. Seligman has none. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. Have any other matters come to Seligman's attention in the course of its internal inquiry?

A. The Manager has also reviewed its practice of placing some of the Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager is confident that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than the Seligman Funds would otherwise have paid for comparable transactions.

      The Manager is conducting an investigation of these matters and is making interim reports to the Independent Directors of the Boards of the Seligman Funds, who will determine any appropriate measures to be taken. In October 2003, the Manager ceased placing Fund orders to buy and sell portfolio securities with brokerage firms in recognition of their Fund sales. The Manager is also responding to information requests from the SEC relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions. As always, the Manager will continue to cooperate with the SEC.

Q12. Have any employees been disciplined in connection with the Manager's overall internal review?

A. One employee has left Seligman. Other disciplinary measures will be taken as appropriate.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Portfolio's net asset value ("NAV") next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the Portfolio's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Portfolio's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by the Portfolio are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

Shareholder Servicing and Distribution Arrangements

Under a Rule 12b-1 plan adopted by the Fund with respect to the Portfolio, Class 2 shares pay an annual shareholder servicing and distribution ("12b-1") fee of up to 0.25% of average net assets. The Portfolio pays this fee to Seligman Advisors, Inc., the principal underwriter of the Portfolio's shares. Seligman Advisors uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Because these 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of a Contract owner's investment and may cost you more than other types of sales charges.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date, using the NAV of the ex-dividend date. Dividends on Class 2 shares generally will be lower than the dividends on Class 1 shares as a result of 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

The Portfolio has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Financial Highlights

The table below describes the Portfolio's performance of Class 2 shares for the period from its inception. It is intended to help you understand the financial performance of the Portfolio's Class 2 shares. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners and are not annualized for the periods of less than one year. Ernst & Young LLP, independent auditors, have audited this information. Their report, along with the Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                                     Year ended December 31,              8/30/00**
                                                              -----------------------------------            to
                                                               2003          2002           2001          12/31/00
---------------------------------------------------------------------------------------------------------------------
Per Share Data:*
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.25       $ 12.34       $ 24.68          $ 33.31
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------------------
  Net investment loss                                           (0.05)        (0.07)        (0.11)           (0.05)
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains (loss) on investments        3.00         (4.02)        (4.01)           (7.28)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 2.95         (4.09)        (4.12)           (7.33)
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                     --            --         (8.22)           (1.30)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                --            --         (8.22)           (1.30)
Net asset value, end of period                                $ 11.20       $  8.25       $ 12.34          $ 24.68
=====================================================================================================================
Total Return:                                                   35.76%       (33.14)%      (16.18)%         (22.15)%
---------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                      $ 4,353       $ 2,891       $ 3,792          $ 1,569
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                          1.07%         1.05%         0.85%            0.84%+
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets              (0.58)%       (0.72)%       (0.55)%          (0.66)%+
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        140.59%       129.07%       215.16%          230.42%++
---------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
---------------------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                        1.21%         1.06%         0.94%
---------------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets            (0.72)%       (0.73)%       (0.63)%
---------------------------------------------------------------------------------------------------------------------

----------

  *   Per share amounts are calculated based on average shares outstanding.

 **   Commencement of offering of shares.

*** Seligman, at its discretion, reimbursed expenses for certain periods presented. Effective August 11, 2003, Seligman has discontinued this policy.

  +   Annualized.

 ++   For the year ended December 31, 2000.

                      [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-5221

--------------------------------------------------------------------------------

                                                                      Prospectus
                                                                     May 3, 2004

Seligman
Portfolios, Inc.

Seligman Communications and Information Portfolio

Class 2 Shares

--------------------------------------------------------------------------------

Seeking Capital Gain by Investing in Companies Operating in the Communications, Information, and Related Industries

--------------------------------------------------------------------------------

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.

                                   managed by
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

SPCI1 5/2004 C2

Table of Contents

The Fund and the Portfolio

         Overview of the Fund .................................................1

         Investment Objective .................................................1

         Principal Investment Strategies ......................................1

         Principal Risks ......................................................2

         Past Performance .....................................................3

         Fees and Expenses ....................................................4

         Management of the Fund ...............................................4

Shareholder Information

         Pricing of Fund Shares ...............................................7

         How to Purchase and Sell Shares ......................................7

         Shareholder Servicing and Distribution Arrangements ..................7

         Dividends and Capital Gain Distributions .............................7

         Taxes ................................................................7

Financial Highlights ..........................................................8

For More Information .................................................back cover

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the "Fund") consists of 15 separate portfolios. This Prospectus contains information about Seligman Communications and Information Portfolio (the "Portfolio").

The Portfolio is offering its shares to separate accounts ("Accounts") of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts"). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 2 shares and is for use with Accounts that make Class 2 shares available to Contract owners.

Investment Objective

The Portfolio's objective is capital gain.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

The Portfolio may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Portfolio may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

o     Robust growth prospects

o     High profit margins or return on capital

o     Attractive valuation relative to expected earnings or cash flow

o     Quality management

o     Unique competitive advantages

The Portfolio generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain.

The Portfolio may purchase American Depositary Receipts ("ADRs"), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio's investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio concentrates its investments in companies in the communications, information and related industries. Therefore, the Portfolio may be susceptible to factors affecting these industries and the Portfolio's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, recently experienced a period of strong performance, followed by a period of volatility and negative performance. If this negative performance continues, the value of technology stocks may decline further.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Illiquid securities, foreign securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 2 shares has varied from year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 2 annual total returns presented in the bar chart and Class 2 average annual total returns in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Annual Total Returns -- Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                5.08%                   -36.23%                44.06%
--------------------------------------------------------------------------------
                2001                      2002                  2003

              Best quarter return: 34.18% - quarter ended 12/31/01.
             Worst quarter return: -30.52% - quarter ended 9/30/01.

Class 2 Average Annual Total Returns - Periods Ended 12/31/03

                                                                      Since
                                                           One       Inception
                                                          Year        5/1/00
--------------------------------------------------------------------------------
Seligman Communications and Information Portfolio         44.06%      (15.60)%
--------------------------------------------------------------------------------
S&P 500 Index                                             28.67        (5.89)
--------------------------------------------------------------------------------
Goldman Sachs Technology Index                            54.19       (23.09)
--------------------------------------------------------------------------------
Lipper Science & Technology Funds Average                 55.75       (24.37)(1)
--------------------------------------------------------------------------------

----------

The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), the Lipper Science & Technology Funds Average and the Goldman Sachs Technology Index are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the S&P 500 Index and Goldman Sachs Technology Index do not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

(1)   From April 30, 2000.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management Fees                                                            0.75%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                   0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.26%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  1.26%
--------------------------------------------------------------------------------

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year        3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Class 2                          $128          $400         $692         $1,523
--------------------------------------------------------------------------------

Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $13.1 billion in assets as of March 31, 2004. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2004 of approximately $8.3 billion.

The Portfolio pays Seligman a management fee for its services, equal to an annual rate of .75% of the average daily net assets of the Portfolio.

Portfolio Management

The Portfolio is managed by Seligman's Technology Group, headed by Mr. Paul H. Wick. Mr. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Mr. Wick has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. Mr. Wick has been a Managing Director of Seligman since January 1995 and a Director of Seligman since November 1997.

Frequently Asked Questions About Regulatory Matters

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. Is Seligman conducting an internal inquiry into whether it or any of its personnel participated in or facilitated violations of law or internal policies relating to market timing or late trading?

A. Like other investment advisers, the Manager has conducted, and is continuing to conduct, an internal review with respect to market timing and late trading. In addition, the Manager is conducting a broader review of its compliance policies and procedures beyond those relating to market timing and late trading.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds.

      Last September, the Manager had one market timing arrangement, a result of which frequent trading by a client was permitted to occur. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced later that month. Based on a review of the Manager's records for the past three years, the Manager identified three other market timing arrangements. All three had already been terminated prior to the end of September 2002.

      The results of the Manager's internal review have been presented to the Independent Directors of the Boards of the Seligman Funds. Although a review by the Independent Directors is not final, the Manager is confident that any financial impact of these arrangements on the Seligman Funds was minimal. If any Seligman Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its employees, the Manager will make restitution to that Fund. In addition, other measures have been and will be taken as appropriate, including disciplining employees.

Q7.   Does Seligman disclose its internal market timing procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any SEC or state investigation relating to market timing or late trading?

A. The SEC and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to an information request from the Securities Division of the Commonwealth of Massachusetts relating to an investigation of an unaffiliated third party. As always, the Manager will continue to cooperate fully with the SEC and state authorities.

Q10.  Does Seligman have any market timing arrangements at the current time?

A. Seligman has none. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. Have any other matters come to Seligman's attention in the course of its internal inquiry?

A. The Manager has also reviewed its practice of placing some of the Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager is confident that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than the Seligman Funds would otherwise have paid for comparable transactions.

      The Manager is conducting an investigation of these matters and is making interim reports to the Independent Directors of the Boards of the Seligman Funds, who will determine any appropriate measures to be taken. In October 2003, the Manager ceased placing Fund orders to buy and sell portfolio securities with brokerage firms in recognition of their Fund sales. The Manager is also responding to information requests from the SEC relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions. As always, the Manager will continue to cooperate with the SEC.

Q12. Have any employees been disciplined in connection with the Manager's overall internal review?

A. One employee has left Seligman. Other disciplinary measures will be taken as appropriate.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Portfolio's net asset value ("NAV") next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the Portfolio's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Portfolio's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by the Portfolio are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

Shareholder Servicing and Distribution Arrangements

Under a Rule 12b-1 plan adopted by the Fund with respect to the Portfolio, Class 2 shares pay an annual shareholder servicing and distribution ("12b-1") fee of up to 0.25% of average net assets. The Portfolio pays this fee to Seligman Advisors, Inc., the principal underwriter of the Portfolio's shares. Seligman Advisors uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Because these 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of a Contract owner's investment and may cost you more than other types of sales charges.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date. Dividends on Class 2 shares generally will be lower than dividends on Class 1 shares as a result of 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

The Portfolio has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Financial Highlights

The table below describes the Portfolio's performance of Class 2 shares for the period from its inception. It is intended to help you understand the financial performance of the Portfolio's Class 2 shares. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners and are not annualized for the periods of less than one year. Ernst & Young LLP, independent auditors, have audited this information. Their report, along with the Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                                             Year ended December 31,               5/1/00**
                                                                     ---------------------------------------          to
                                                                      2003             2002          2001          12/31/00
------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $  7.99         $ 12.53        $ 14.80         $ 30.61
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                                  (0.10)          (0.10)         (0.11)          (0.08)
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                3.62           (4.44)          0.80          (13.41)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                        3.52           (4.54)          0.69          (13.49)
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                            --              --          (2.96)          (2.32)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       --              --          (2.96)          (2.32)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 11.51         $  7.99        $ 12.53         $ 14.80
==============================================================================================================================
Total Return:                                                          44.06%         (36.23)%         5.08%         (44.40)%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                             $11,280         $ 7,544        $16,537         $ 7,822
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                 1.26%           1.23%          1.18%           1.12%+
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                     (1.03)%         (1.01)%        (0.70)%         (0.61)%+
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               105.53%          91.37%        130.94%         104.41%++
------------------------------------------------------------------------------------------------------------------------------

----------

 *    Per share amounts are calculated based on average shares outstanding.

**    Commencement of offering of shares.

 +    Annualized.

++    For the year ended December 31, 2000.

                      [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

This Prospectus is intended for use in connection with tax-deferred variable annunity and variable life insurance products.

Information about the Fund, including the Prsopectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-5221

--------------------------------------------------------------------------------

                                                                      Prospectus
                                                                     May 3, 2004

Seligman
Portfolios, Inc.

Seligman Global Technology Portfolio

Class 2 Shares

--------------------------------------------------------------------------------

Investing Around the World for Long-Term Capital Appreciation

--------------------------------------------------------------------------------

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.

                                   managed by
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

SPGT1 5/2004 C2

Table of Contents

The Fund and the Portfolio

         Overview of the Fund .................................................1

         Investment Objective .................................................1

         Principal Investment Strategies ......................................1

         Principal Risks ......................................................2

         Past Performance .....................................................3

         Fees and Expenses ....................................................4

         Management of the Fund ...............................................4

Shareholder Information

         Pricing of Fund Shares ...............................................7

         How to Purchase and Sell Shares ......................................7

         Shareholder Servicing and Distribution Arrangements ..................7

         Dividends and Capital Gain Distributions .............................7

         Taxes ................................................................7

Financial Highlights ..........................................................8

For More Information .................................................back cover

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the "Fund") consists of 15 separate portfolios. This Prospectus contains information about Seligman Global Technology Portfolio (the "Portfolio").

The Portfolio is offering its shares to separate accounts ("Accounts") of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts"). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 2 shares and is for use with Accounts that make Class 2 shares available to Contract owners.

Investment Objective

The Portfolio's objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 80% of its net assets in equity securities of US and non-US companies with business operations in technology and technology-related industries.

--------------------------------------------------------------------------------

      Technology:

      The use of science to create new products and services. The industry comprises information technology and communications, as well as medical, environmental and biotechnology.

--------------------------------------------------------------------------------

The Portfolio may invest in companies domiciled in any country. The Portfolio generally invests in several countries in different geographic regions.

The Portfolio may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Portfolio. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for small to medium-sized companies, and the Portfolio may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, no matter what their country of origin. The Portfolio combines in-depth research into individual companies with macro analysis. The investment manager looks for attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies it believes display one or more of the following:

o     Robust growth prospects

o     High profit margins

o Attractive valuation relative to earnings forecasts or other valuation criteria (e.g., return on equity)

o     Quality management and equity ownership by executives

o     Unique competitive advantages (e.g., market share, proprietary products)

o     Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 20% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio's investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, recently experienced a period of strong performance, followed by a period of volatility and negative performance. If this negative performance continues, the value of technology stocks may decline further.

The Portfolio may be susceptible to factors affecting technology and technology-related industries and the Portfolio's net asset value may fluctuate more than a portfolio that invests in a wider range of portfolio securities. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial or managerial resources. These risks may be heightened for technology companies in foreign markets.

The Portfolio seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of one of the Portfolio's investments may offset potential gains from other investments.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Options or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 2 shares has varied from year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 2 annual total returns presented in the bar chart and Class 2 average annual total returns in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Annual Total Returns -- Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

              -22.20%                   -31.79%                36.05%
--------------------------------------------------------------------------------
                2001                      2002                  2003

              Best quarter return: 30.68% - quarter ended 12/31/01.
             Worst quarter return: -32.03% - quarter ended 9/30/01.

Class 2 Average Annual Total Returns - Periods Ended 12/31/03

                                                                        Since
                                                        One           Inception
                                                        Year            5/1/00
--------------------------------------------------------------------------------
Seligman Global Technology Portfolio                    36.05%        (17.78)%
--------------------------------------------------------------------------------
MSCI World Index                                        33.76          (5.65)(1)
--------------------------------------------------------------------------------
Lipper Global Funds Average                             32.06          (4.99)(1)
--------------------------------------------------------------------------------
Lipper Science & Technology Funds Average               55.75         (24.37)(1)
--------------------------------------------------------------------------------

The Lipper Global Funds Average, the Lipper Science & Technology Funds Average and the Morgan Stanley Capital International World Index ("MSCI World Index") are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages does not reflect sales charges and the MSCI World Index does not reflect fees and sales charges. Investors cannot invest directly in an average or an index.

Seligman, at its discretion, reimbursed expenses of Class 2 shares for certain periods presented. Absent such reimbursement, returns would have been lower. There is no assurance that Seligman will continue this policy in the future.

(1)   From April 30, 2000.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management Fees                                                            1.00%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                   0.15%
--------------------------------------------------------------------------------
Other Expenses(1)                                                          1.39%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses(2)                               2.54%
--------------------------------------------------------------------------------

----------

(1) Effective August 11, 2003, Seligman modified its voluntary undertaking to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) that exceeded certain limitations of the Portfolio from 0.40% to 0.90% of the Portfolio's average daily net assets. Management and 12b-1 fees of the Portfolio to be executed for purposes of applying the expense cap.

(2) Reflects total annual portfolio operating expenses as they would have been if the expense reimbursement arrangements had not been in effect. The total annual operating expenses for the year ended December 31, 2003, taking into consideration the current reimbursement arrangement, would have been 2.05%. Seligman can terminate this reimbursement arrangement at any time.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 Year          3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class 2                    $257            $791          $1,350          $2,875
--------------------------------------------------------------------------------

Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $13.1 billion in assets as of March 31, 2004. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2004 of approximately $8.3 billion.

The Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets as follows: 1.00% on first $2 billion; .95% on next $2 billion; and .90% thereafter. For the year ended December 31, 2003, the Portfolio paid Seligman a management fee equal to an annual rate of 1.00% of its average daily net assets.

Portfolio Management

The Portfolio is managed by Seligman's Technology Group. Mr. Richard M. Parower, Senior Vice President, Investment Officer of Seligman, is Vice President of the Fund and Portfolio Manager of the Portfolio. He is also Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Fund. Prior to joining Seligman, from June 1998 to April 2000, Mr. Parower was a Senior Analyst with Citibank Global Asset Management covering Global IT Services.

Frequently Asked Questions About Regulatory Matters

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. Is Seligman conducting an internal inquiry into whether it or any of its personnel participated in or facilitated violations of law or internal policies relating to market timing or late trading?

A. Like other investment advisers, the Manager has conducted, and is continuing to conduct, an internal review with respect to market timing and late trading. In addition, the Manager is conducting a broader review of its compliance policies and procedures beyond those relating to market timing and late trading.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds.

      Last September, the Manager had one market timing arrangement, a result of which frequent trading by a client was permitted to occur. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced later that month. Based on a review of the Manager's records for the past three years, the Manager identified three other market timing arrangements. All three had already been terminated prior to the end of September 2002.

      The results of the Manager's internal review have been presented to the Independent Directors of the Boards of the Seligman Funds. Although a review by the Independent Directors is not final, the Manager is confident that any financial impact of these arrangements on the Seligman Funds was minimal. If any Seligman Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its employees, the Manager will make restitution to that Fund. In addition, other measures have been and will be taken as appropriate, including disciplining employees.

Q7.   Does Seligman disclose its internal market timing procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any SEC or state investigation relating to market timing or late trading?

A. The SEC and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to an information request from the Securities Division of the Commonwealth of Massachusetts relating to an investigation of an unaffiliated third party. As always, the Manager will continue to cooperate fully with the SEC and state authorities.

Q10.  Does Seligman have any market timing arrangements at the current time?

A. Seligman has none. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. Have any other matters come to Seligman's attention in the course of its internal inquiry?

A. The Manager has also reviewed its practice of placing some of the Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager is confident that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than the Seligman Funds would otherwise have paid for comparable transactions.

      The Manager is conducting an investigation of these matters and is making interim reports to the Independent Directors of the Boards of the Seligman Funds, who will determine any appropriate measures to be taken. In October 2003, the Manager ceased placing Fund orders to buy and sell portfolio securities with brokerage firms in recognition of their Fund sales. The Manager is also responding to information requests from the SEC relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions. As always, the Manager will continue to cooperate with the SEC.

Q12. Have any employees been disciplined in connection with the Manager's overall internal review?

A. One employee has left Seligman. Other disciplinary measures will be taken as appropriate.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Portfolio's net asset value ("NAV") next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the Portfolio's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Portfolio's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by the Portfolio are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

Shareholder Servicing and Distribution Arrangements

Under a Rule 12b-1 plan adopted by the Fund with respect to the Portfolio, Class 2 shares pay an annual shareholder servicing and distribution ("12b-1") fee of up to 0.25% of average net assets. The Portfolio pays this fee to Seligman Advisors, Inc., the principal underwriter of the Portfolio's shares. Seligman Advisors uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Because these 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of a Contract owner's investment and may cost you more than other types of sales charges.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date. Dividends on Class 2 shares generally will be lower than the dividends on Class 1 shares as a result of 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

The Portfolio has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Financial Highlights

The table below describes the Portfolio's performance of Class 2 shares for the period from its inception. It is intended to help you understand the financial performance of the Portfolio's Class 2 shares. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvest all your dividends and capital gains distributions. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners and are not annualized for the periods of less than one year. Ernst & Young LLP, independent auditors, have audited this information. Their report, along with the Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                                                            Year Ended December 31,       5/1/00**
                                                                                        -----------------------------         to
                                                                                          2003       2002       2001      12/31/00
------------------------------------------------------------------------------------------------------------------------------------
Per Share Data:*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $  8.82    $ 12.93    $ 20.14     $ 30.96
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                                                     (0.13)     (0.13)     (0.17)      (0.12)
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                   2.98      (4.31)     (4.06)     (10.01)
------------------------------------------------------------------------------------------------------------------------------------
  Net gains or losses on foreign currency transactions (both realized and unrealized)      0.33       0.33      (0.25)       0.11
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                           3.18      (4.11)     (4.48)     (10.02)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                                               --         --      (2.73)      (0.80)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                          --         --      (2.73)      (0.80)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $ 12.00    $  8.82    $ 12.93     $ 20.14
====================================================================================================================================
Total Return:                                                                             36.05%    (31.79)%   (22.20)%    (25.99)%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                                $ 2,470    $ 1,598    $ 3,219     $ 3,400
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                    1.76%      1.55%      1.54%       1.55%+
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                                        (1.29)%    (1.21)%    (1.02)%     (0.84)%+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                  188.00%    144.18%    160.75%     142.42%++
------------------------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                    2.54%      1.95%      1.75%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                                        (2.07)%    (1.61)%    (1.23)%
------------------------------------------------------------------------------------------------------------------------------------

----------

  *   Per share amounts are calculated based on average shares outstanding.

 **   Commencement of offering of shares.

*** Seligman, at its discretion, reimbursed expenses for certain periods presented. There is no assurance that Seligman will continue this policy in the future.

  +   Annualized.

 ++   For the year ended December 31, 2000.

                      [This Page intentionally Left Blank]

--------------------------------------------------------------------------------

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-5221

--------------------------------------------------------------------------------

                                                                      Prospectus
                                                                     May 3, 2004

Seligman
Portfolios, Inc.

Seligman Small-Cap Value Portfolio

Class 2 Shares

--------------------------------------------------------------------------------

A Value Approach to Seeking Long-Term Capital Appreciation

--------------------------------------------------------------------------------

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.

                                   managed by
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

SPSCV1 5/2004 C2

Table of Contents

The Fund and the Portfolio

         Overview of the Fund .................................................1

         Investment Objective .................................................1

         Principal Investment Strategies ......................................1

         Principal Risks ......................................................2

         Past Performance .....................................................3

         Fees and Expenses ....................................................4

         Management of the Fund ...............................................4

Shareholder Information

         Pricing of Fund Shares ...............................................7

         How to Purchase and Sell Shares ......................................7

         Shareholder Servicing and Distribution Arrangements ..................7

         Dividends and Capital Gain Distributions .............................7

         Taxes ................................................................7

Financial Highlights ..........................................................8

For More Information .................................................back cover

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the "Fund") consists of 15 separate portfolios. This Prospectus contains information about Seligman Small-Cap Value Portfolio (the "Portfolio").

The Portfolio is offering its shares to separate accounts ("Accounts") of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts"). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 2 shares and is for use with Accounts that make Class 2 shares available to Contract owners.

Investment Objective

The Portfolio's objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 80% of its net assets in the common stocks of "value" companies with small market capitalization (up to $2 billion) at the time of purchase by the Portfolio.

--------------------------------------------------------------------------------

      Value Companies:

      Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

--------------------------------------------------------------------------------

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

o     A low price-to-earnings and/or low price-to-book ratio

o     Positive change in senior management

o     Positive corporate restructuring

o     Temporary setback in price due to factors that no longer exist

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests and continually monitors portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

In addition to investing in common stock, the Portfolio may also invest in other equity-related securities of domestic issuers. These other securities may include preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts ("ADRs"). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio's investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

The Fund's Board of Directors may change the parameters by which small market capitalization is defined if it concludes such a change is appropriate.

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio's performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial portion of its assets in certain industries or economic sectors that the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 2 shares compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 2 annual total returns presented in the bar chart and Class 2 average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Class 2 Annual Total Returns -- Calendar Years

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                    -15.52%                      49.57%
--------------------------------------------------------------------------------
                      2002                        2003

               Best quarter return: 25.58% - quarter ended 6/30/03
             Worst quarter return: -19.58% - quarter ended 9/30/02.

Class 2 Average Annual Total Returns - Periods Ended 12/31/03

                                                    One         Since Inception
                                                   Year             5/1/01
--------------------------------------------------------------------------------
Seligman Small-Cap Value Portfolio                 49.57%           17.33%
--------------------------------------------------------------------------------
Russell 2000 Value Index                           46.03            12.91
--------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Average               42.29            12.93(1)
--------------------------------------------------------------------------------

----------

The Russell 2000 Value Index and the Lipper Small-Cap Value Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the Russell Index does not reflect any fees and sales charges. Investors cannot invest directly in an average or an index.

Seligman, at its discretion, reimbursed expenses of Class 2 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, Seligman has discontinued this policy.

(1)   From May 3, 2001.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management Fees                                                            1.00%
--------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                   0.19%
--------------------------------------------------------------------------------
Other Expenses                                                             0.16%
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses                                  1.35%
--------------------------------------------------------------------------------

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and
(3) the Portfolio's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year         3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Class 2                       $137           $428          $739          $1,624
--------------------------------------------------------------------------------

Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.

Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $13.1 billion in assets as of March 31, 2004. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2004 of approximately $8.3 billion.

The Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets, as follows: 1.00% on first $500 million; .90% on next $500 million; and .80% thereafter. For the year ended December 31, 2003, the Portfolio paid Seligman a management fee equal to an annual rate of 1.00% of its average daily net assets.

Portfolio Management

The Portfolio is managed by Seligman's Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen, a Managing Director at Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. Mr. Eigen is also Co-Portfolio Manager of the Seligman Large-Cap Value Portfolio; and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund. Prior to joining Seligman, Mr. Eigen was Senior Managing Director, Chief Investment Officer and Director of Equity Investing at Bear Stearns Asset Management.

Mr. Richard S. Rosen, a Managing Director at Seligman, is Co-Portfolio Manager of the Portfolio. Mr. Rosen is also Co-Portfolio Manager of the Seligman Large-Cap Value Portfolio; and Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund, two series of Seligman Value Fund Series, Inc. Prior to joining Seligman, Mr. Rosen was a Managing Director and Portfolio Manager at Bear Stearns Asset Management.

Frequently Asked Questions About Regulatory Matters

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. Is Seligman conducting an internal inquiry into whether it or any of its personnel participated in or facilitated violations of law or internal policies relating to market timing or late trading?

A. Like other investment advisers, the Manager has conducted, and is continuing to conduct, an internal review with respect to market timing and late trading. In addition, the Manager is conducting a broader review of its compliance policies and procedures beyond those relating to market timing and late trading.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds.

      Last September, the Manager had one market timing arrangement, a result of which frequent trading by a client was permitted to occur. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced later that month. Based on a review of the Manager's records for the past three years, the Manager identified three other market timing arrangements. All three had already been terminated prior to the end of September 2002.

      The results of the Manager's internal review have been presented to the Independent Directors of the Boards of the Seligman Funds. Although a review by the Independent Directors is not final, the Manager is confident that any financial impact of these arrangements on the Seligman Funds was minimal. If any Seligman Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its employees, the Manager will make restitution to that Fund. In addition, other measures have been and will be taken as appropriate, including disciplining employees.

Q7.   Does Seligman disclose its internal market timing procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any SEC or state investigation relating to market timing or late trading?

A. The SEC and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to an information request from the Securities Division of the Commonwealth of Massachusetts relating to an investigation of an unaffiliated third party. As always, the Manager will continue to cooperate fully with the SEC and state authorities.

Q10.  Does Seligman have any market timing arrangements at the current time?

A. Seligman has none. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. Have any other matters come to Seligman's attention in the course of its internal inquiry?

A. The Manager has also reviewed its practice of placing some of the Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager is confident that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than the Seligman Funds would otherwise have paid for comparable transactions.

      The Manager is conducting an investigation of these matters and is making interim reports to the Independent Directors of the Boards of the Seligman Funds, who will determine any appropriate measures to be taken. In October 2003, the Manager ceased placing Fund orders to buy and sell portfolio securities with brokerage firms in recognition of their Fund sales. The Manager is also responding to information requests from the SEC relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions. As always, the Manager will continue to cooperate with the SEC.

Q12. Have any employees been disciplined in connection with the Manager's overall internal review?

A. One employee has left Seligman. Other disciplinary measures will be taken as appropriate.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Portfolio's net asset value ("NAV") next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the Portfolio's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Portfolio's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by the Portfolio are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

Shareholder Servicing and Distribution Arrangements

Under a Rule 12b-1 plan adopted by the Fund with respect to the Portfolio, Class 2 shares pay an annual shareholder servicing and distribution ("12b-1") fee of up to 0.25% of average net assets. The Portfolio pays this fee to Seligman Advisors, Inc., the principal underwriter of the Portfolio's shares. Seligman Advisors uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Because these 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of a Contract owner's investment and may cost you more than other types of sales charges.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date. Dividends on Class 2 shares generally will be lower than the dividends on Class 1 shares as a result of 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Financial Highlights

The table below describes the Portfolio's performance of Class 2 shares for the period from its inception. It is intended to help you understand the financial performance of the Portfolio's Class 2 shares. Certain information reflects financial results for a single share of the Class that was held throughout the period shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions. Total return does not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners and is not annualized for periods of less than one year. Ernst & Young LLP, independent auditors, have audited this information. Their report, along with the Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                                Year Ended December 31,           5/1/01**
                                                             ----------------------------            to
                                                               2003                 2002          12/31/01
-----------------------------------------------------------------------------------------------------------
Per Share Data:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 10.85              $ 13.04         $10.78
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------------------
  Net investment loss                                          (0.08)               (0.08)         (0.03)
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments        5.46                (1.94)          2.32
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                5.38                (2.02)          2.29
-----------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 (0.10)               (0.17)         (0.03)
-----------------------------------------------------------------------------------------------------------
Total distributions                                            (0.10)               (0.17)         (0.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 16.13              $ 10.85         $13.04
===========================================================================================================
Total Return:                                                  49.57%              (15.52)%        21.23%
-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                     $19,978              $ 8,554         $5,178
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         1.35%                1.37%          1.39%+
-----------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets             (0.61)%              (0.70)%        (0.46)%+
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        18.31%               56.74%         29.99%++
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
-----------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                                                           1.41%+
-----------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                                               (0.48)%
-----------------------------------------------------------------------------------------------------------

----------
  *   Per share amounts are calculated based on average shares outstanding.

 **   Commencement of offering of shares.

*** Seligman, at its discretion, reimbursed expenses for certain periods presented. Effective August 11, 2003, Seligman has discontinued this policy.

  +   Annualized.

 ++   For the year ended December 31, 2001.

--------------------------------------------------------------------------------

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-5221

--------------------------------------------------------------------------------

                            SELIGMAN PORTFOLIOS, INC.

                       Statement of Additional Information
                                   May 3, 2004

                                 100 Park Avenue
                            New York, New York 10017

                               (212) 850-1864 Toll
                         Free Telephone: (800) 221-2783

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus, dated May 3, 2004, offering Class 1 shares for each of Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Frontier Portfolio, Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, Seligman Global Technology Portfolio, Seligman High-Yield Bond Portfolio, Seligman Income and Growth Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Growth Portfolio, Seligman Large-Cap Value Portfolio and Seligman Small-Cap Value Portfolio, four separate Prospectuses, each dated May 3, 2004, also offering Class 1 shares for Seligman Communications and Information Portfolio, Seligman Frontier Portfolio, Seligman Global Technology Portfolio and Seligman Small-Cap Value Portfolio, and four separate Prospectuses each dated May 3, 2004, offering Class 2 shares for Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Small-Cap Value Portfolio. Each of the Portfolios name above is referred to as a "Portfolio" and collectively, such Portfolios are referred to as the "Portfolios", each a separate portfolio of Seligman Portfolios, Inc. (the "Fund"). This SAI, although not in itself a Prospectus, is incorporated by reference into each of the Portfolio's Prospectuses in their entirety. It should be read in conjunction with each of the Portfolio's Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents

Fund History ..............................................................    2
Description of the Fund and its Investments and Risks .....................    2
Management of the Fund ....................................................   13
Control Persons and Principal Holders of Securities .......................   22
Investment Advisory and Other Services ....................................   25
Brokerage Allocation, Portfolio Transactions and Other Practices ..........   34
Capital Stock and Other Securities ........................................   37
Purchase, Redemption, and Pricing of Shares ...............................   38
Taxation of the Fund ......................................................   39
Underwriters ..............................................................   41
Calculation of Yield and Performance Data .................................   42
Financial Statements ......................................................   45
General Information .......................................................   45
Appendix A ................................................................   46

SPIA

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland on June 24, 1987 under the name Seligman Mutual Benefit Portfolios, Inc. The Fund's name was changed to Seligman Portfolios, Inc. on April 15, 1993.

              Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund, which consists of the following fifteen separate Portfolios:

Seligman Capital Portfolio                            Seligman High-Yield Bond Portfolio
Seligman Cash Management Portfolio                    Seligman Income and Growth Portfolio
Seligman Common Stock Portfolio                       Seligman International Growth Portfolio
Seligman Communications and Information Portfolio     Seligman Investment Grade Fixed Income Portfolio
Seligman Frontier Portfolio                           Seligman Large-Cap Growth Portfolio
Seligman Global Growth Portfolio                      Seligman Large-Cap Value Portfolio
Seligman Global Smaller Companies Portfolio           Seligman Small-Cap Value Portfolio
Seligman Global Technology Portfolio

The Fund's Portfolios are offering their shares to separate accounts ("Accounts") of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts"). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying each Portfolio's Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Fund's Portfolios. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

Investment Strategies and Risks

The Prospectuses discuss the investment objectives of each of the Fund's Portfolios and the policies each Portfolio employs to achieve its objectives. The following information regarding the Fund's Portfolios' investment policies supplements the information contained in the Prospectuses.

Convertible Bonds. Each Portfolio, other than Seligman Cash Management Portfolio, may purchase convertible bonds. Convertible bonds are convertible at a stated exchange rate or price into common stock. Before conversion, convertible securities are similar to non-convertible debt securities in that they provide a steady stream of income with generally higher yields than an issuer's equity securities. The market value of all debt securities, including convertible securities, tends to decline as interest rates increase and to increase as interest rates decline. In general, convertible securities may provide lower interest or dividend yields than non-convertible debt securities of similar quality, but they may also allow investors to benefit from increases in the market price of the underlying common stock. When the market price of the underlying common stock increases, the price of the convertible security tends to reflect the increase. When the market price of the underlying common stock declines, the convertible security tends to trade on the basis of yield, and may not depreciate to the same extent as the underlying common stock. In an issuer's capital structure, convertible securities are senior to common stocks. They are therefore of higher quality and involve less risk than the issuer's common stock, but the extent to which risk is reduced depends largely on the extent to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities for a Portfolio, such factors as economic and business conditions involving the issuer, future earnings growth potential of the issuer, potential for price appreciation of the underlying equity, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and capability of management are considered. In evaluating a convertible security, emphasis is placed on the attractiveness of the underlying common stock and the capital appreciation opportunities that the convertible security presents. Convertible securities can be callable or redeemable at the issuer's discretion, in which case alternative investments would be sought. The Portfolios may invest in debt securities convertible into equity securities rated as low as CC by Standard & Poor's Ratings Services ("S&P") or Ca by Moody's Investors Service

("Moody's"). Debt securities rated below investment-grade (frequently referred to as "junk bonds") often have speculative characteristics and are subject to greater market fluctuations and risk of loss of income and principal than higher-rated securities. A description of credit ratings and risks associated with lower-rated debt securities is set forth in Appendix A to this SAI. The investment manager does not rely on the ratings of these securities in making investment decisions but performs its own analysis, based on the factors described above, in connection with a Portfolio's investment objective(s).

Derivatives. Each of the Portfolios, other than Seligman Cash Management Portfolio, Seligman High-Yield Bond Portfolio and Seligman Investment Grade Fixed Income Portfolio, may invest in financial instruments commonly known as "derivatives" for hedging or investment purposes.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. A Portfolio will not invest in a specific type of derivative without prior approval from its Board of Directors, after consideration of, among other things, how the derivative instrument serves the Portfolio's investment objective, and the risk associated with the investment. The types of derivatives in which the Portfolios are currently permitted to invest, as described more fully below, are forward currency exchange contracts, commodities and commodity contracts, options, rights and warrants and access trades.

Forward Foreign Currency Exchange Contracts. Each of the Portfolios, other than Seligman Cash Management Portfolio, Seligman High-Yield Bond Portfolio and Seligman Investment Grade Fixed Income Portfolio, will generally enter into forward foreign currency exchange contracts to fix the US dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the US dollar value of securities it owns. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into.

A Portfolio may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Portfolio's securities denominated in such foreign currency. Under normal circumstances, forward currency contracts will be limited to no more than 75% of a Portfolio's position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Portfolio. Under extraordinary circumstances, a Portfolio may enter into forward currency contracts in excess of 75% of a Portfolio's position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Portfolio may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The potential effect a substantial commitment of a Portfolio's assets to forward contracts would have on the investment program of a Portfolio and its ability to purchase additional securities is considered.

Except as set forth above and immediately below, each Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. A Portfolio, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets denominated in that currency provided the excess amount is "covered" by cash and/or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, it is believed that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of a Portfolio will be served.

At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. However, a Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Portfolio retains the portfolio security and engages in offsetting transactions, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Portfolio's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. A Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Shareholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Commodities and Commodity Contracts. Each of the Portfolios, other than Seligman Cash Management Portfolio, Seligman High-Yield Bond Portfolio and Seligman Investment Grade Fixed Income Portfolio, may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Portfolio being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Portfolio if the fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that a Portfolio could lose more than the amount of its original investment. For example, a Portfolio may purchase futures contracts by making a relatively small "margin deposit" and, if such contracts are thereafter sold at a loss, that Portfolio could lose substantially more than the original margin deposit. Although a Portfolio will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Options. Each of the Portfolios, other than Seligman Cash Management Portfolio, Seligman High-Yield Bond Portfolio and Seligman Investment Grade Fixed Income Portfolio, is permitted to purchase put options, call options, put spreads and collars, call spreads and to sell covered call options (i.e., where the Portfolio owns the underlying security). These instruments are described below.

An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the security beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, a Portfolio may have difficulty closing out its position.

Rights and Warrants. Each Portfolio, other than Seligman Cash Management Portfolio, Seligman High-Yield Bond Portfolio and Seligman Investment Grade Fixed Income Portfolio, may invest in common stock rights and warrants believed to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in each Portfolio's investment restrictions regarding such securities.

Each Portfolio may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Portfolio's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets of each Portfolio, other than Seligman Large-Cap Growth Portfolio, Seligman Large-Cap Value Portfolio and Seligman Small-Cap Value Portfolio, may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by each Portfolio in units or attached to securities may be deemed to have been purchased without cost.

Access Trades. Each Portfolio, other than Seligman Cash Management Portfolio, Seligman High-Yield Bond Portfolio and Seligman Investment Grade Fixed Income Portfolio, may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty, agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, a Portfolio bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Portfolio may not be able to sell when it is deemed advantageous to do so. These risks will be potentially mitigated by limiting access trade exposure by a Portfolio to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Foreign Investment Risk Factors. Each of the Portfolios may invest up to 10% of its total assets in foreign securities (except Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, Seligman Global Technology Portfolio and Seligman International Growth Portfolio, which may invest up to 100% of their total assets in foreign securities), except that this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

By investing in foreign securities, the Portfolios will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. It is believed that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. Global diversification reduces the effect that events in any one country will have on the entire investment portfolio. Of course, a decline in the value of a Portfolio's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that the Portfolios' foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon and may involve a risk of loss to a Portfolio. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which a Portfolio could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Portfolios, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies, and each Portfolio may temporarily hold funds in foreign currencies. The value of a Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates and exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies. A Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolios. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

Technology Investment Risk Factors. The value of Seligman Global Technology Portfolio shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial or managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

Other Investment Companies. Each Portfolio, other than Seligman Cash Management Portfolio, Seligman High-Yield Bond Portfolio and Seligman Investment Grade Fixed Income Portfolio, may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the Investment Company Act of 1940, as amended ("1940 Act"), which generally prohibits a Portfolio from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. A Portfolio's investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.

If a Portfolio invests in other investment companies, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

Depositary Receipts. Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. American Depositary Receipts ("ADRs"), which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. European Depositary Receipts ("EDRs") are typically traded in Europe. Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") are typically traded in both Europe and the United States. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities trade in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the US, and therefore, the import of such information may not be reflected in the market value of such instruments.

IIliquid Securities. Each Portfolio, other than Seligman Cash Management Portfolio, may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. Each Portfolio, other than Seligman Cash Management Portfolio, may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Money Market Instruments. Each of the Portfolios, other than Seligman Cash Management Portfolio, which intends to invest primarily in the money market instruments described below, may invest a portion of their assets in the following money market instruments.

US Government Obligations. US Government Obligations are obligations issued or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the United States, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank Obligations. Bank obligations include US dollar-denominated certificates of deposit, banker's acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Commercial Paper and Short-Term Corporate Debt Securities. Commercial paper and short-term debt securities include short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies. Investments in commercial paper issued by bank holding companies will be limited at the time of investment to the 100 largest US bank holding companies in terms of assets.

Mortgage Related Securities.

Mortgage Pass-Through Securities. Each Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool's effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Portfolio invests occurs, the Portfolio may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association ("GNMA") is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association ("FNMA"), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

Collateralized Mortgage Obligations. Seligman Income and Growth Portfolio may invest in Collateralized Mortgage Obligations ("CMOs"), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called "tranches"). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran's Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or
(e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a "Pay" CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass-through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Portfolio may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Repurchase Agreements. Each Portfolio may hold cash or cash equivalents and may enter into repurchase agreements with respect to securities; normally repurchase agreements relate to money market obligations backed by the full faith and credit of the US Government. Repurchase agreements are transactions in which an investor (e.g., any of the Fund's Portfolios) purchases a security from a bank, recognized securities dealer, or other financial institution and simultaneously commits to resell that security to such institution at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement thus involves the obligation of the bank or securities dealer to pay the agreed upon price on the date agreed to, which obligation is in effect secured by the value of the underlying security held by the Portfolio. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Although repurchase agreements carry certain risks not associated with direct investments in securities, each Portfolio intends to enter into repurchase agreements only with financial institutions believed to present minimum credit risks in accordance with guidelines established by the investment manager or subadviser, as the case may be. The investment manager or subadviser, as the case may be, has implemented measures to review and monitor the creditworthiness of such institutions. The Portfolios will invest only in repurchase agreements collateralized in an amount at least equal at all times to the purchase price plus accrued interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. No Portfolio will enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

When-Issued and Forward Commitment Securities. Seligman High-Yield Bond Portfolio and Seligman Investment Grade Fixed Income Portfolio may purchase securities on a when-issued or forward commitment basis. Settlement of such transactions (i.e., delivery of securities and payment of purchase price) normally takes place within 45 days after the date of the commitment to purchase. Although Seligman High-Yield Bond Portfolio and Seligman Investment Grade Fixed Income Portfolio will purchase a security on a when-issued or forward commitment basis only with the intention of actually acquiring the securities, the Portfolios may sell these securities before the purchase settlement date if it is deemed advisable.

At the time a Portfolio enters into such a commitment both payment and interest terms will be established prior to settlement; there is a risk that prevailing interest rates on the settlement date will be greater than the interest rate terms established at the time the commitment was entered into. When-issued and forward commitment securities are subject to changes in market value prior to settlement based upon changes, real or anticipated, in the level of interest rates or creditworthiness of the issuer. If a Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of that Portfolio's assets may fluctuate more than otherwise would be the case. For this reason, accounts for each Portfolio will be established with the Fund's custodian consisting of cash and/or liquid high-grade debt securities equal to the amount of each Portfolio's when-issued or forward commitment obligations; these accounts will be valued each day and additional cash and/or liquid high-grade debt securities will be added to an account in the event that the current value of the when-issued or forward commitment obligations increase. When the time comes to pay for when-issued or forward commitment securities, a Portfolio will meet its respective obligations from then available cash flow, sale of securities held in the separate account, sale of other securities, or from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than a Portfolio's payment obligations). Sale of securities to meet when-issued and forward commitment obligations carries with it a greater potential for the realization of capital gain or loss.

Short Sales. Each of the Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, Seligman Global Technology Portfolio and Seligman International Growth Portfolio may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short.

Lending of Portfolio Securities. Other than Seligman Cash Management Portfolio, each of the Portfolios may lend portfolio securities to broker/dealers, banks or other institutional borrowers, provided that securities loaned by each of the Portfolios may not exceed 33 1/3% of the Portfolios' total assets taken at market value. The Portfolios will not lend portfolio securities to any institutions affiliated with the Fund. The borrower must maintain with the Fund's custodian bank cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Portfolio an amount equal to any dividends or interest paid on the securities. The lending Portfolio may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Portfolios will generally be short-term. Loans are subject to termination at the option of the lending Portfolio or the borrower. The lending Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The lending Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The lending Portfolio may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the lending Portfolio is insufficient to replace the loaned securities. In addition, the lending Portfolio is responsible for any loss that might result from its investment of the borrower's collateral.

Borrowing. Except as noted below, a Portfolio may from time to time, borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, each Portfolio is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which each Portfolio may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of a Portfolio's assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will reduce a Portfolio's net investment income in any given period.

Each of the Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, Seligman Global Technology Portfolio and Seligman International Growth Portfolio may from time to time borrow money for temporary, extraordinary or emergency purposes and may invest the funds in additional securities. Borrowings for the purchase of securities will not exceed 5% of the Portfolio's total assets and will be made at prevailing interest rates.

Except as otherwise specifically noted above, each of the Fund's Portfolios' investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of a majority of a Portfolio's outstanding voting securities.

Fund Policies

Each Portfolio is subject to fundamental policies that place restrictions on certain types of investments. Except as otherwise indicated below, restrictions 1 through 8 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding voting securities; restrictions 9 through 12 may be changed by the Fund's Board of Directors without such a vote. Under these restrictions, none of the Portfolios may:

1. Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

2. Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the Securities and Exchange Commission (the "SEC");

3. Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

4. Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

6. Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

7. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;

8. Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that:

            o this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;

            o for the purpose of this limitation, mortgage-related securities do not constitute an industry;

            o Seligman Communications and Information Portfolio will invest at least 65% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries, except when investing for temporary defensive purposes; and

            o Seligman Cash Management Portfolio may invest more than 25% of its gross assets: (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries or (iii) in any combination of (i) and (ii).

9. Purchase illiquid securities for any Portfolio including repurchase agreements maturing in more than seven days and securities that cannot be sold without registration or the filing of a notification under Federal or state securities laws, if, as a result, such investment would exceed 15% of the value of such Portfolio's net assets.

10. Invest in oil, gas or other mineral exploration or development programs; provided, however, that this investment restriction shall not prohibit a Portfolio from purchasing publicly-traded securities of companies engaging in whole or in part in such activities.

11. Purchase securities from or sell securities to any of its officers or Directors, except with respect to its own shares and as permissible under applicable statutes, rules and regulations. In addition, Seligman High-Yield Bond Portfolio may not purchase or hold the securities of any issuer if, to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.

12. Invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants and rights not listed on the New York or American Stock Exchange. For this purpose, warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the value of assets will not constitute a violation of such restriction. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund it will revoke the commitment by terminating sales in the state involved. The Fund also intends to comply with the diversification requirements under
Section 817(h) of the Internal Revenue Code of 1986, as amended. For a description of these requirements, see the separate account prospectuses or disclosure documents of the participating insurance companies.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or of such Portfolio or (2) 67% or more of the shares of the Fund or of such Portfolio present at a shareholder's meeting if more than 50% of the outstanding shares of the Fund or of such Portfolio are represented at the meeting in person or by proxy.

The Fund, on behalf of each applicable Portfolio, will provide shareholders of such Portfolio with at least 60 days prior notice of any change in such Portfolio's "80%" investment policy as described in the Prospectus. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: "Important Notice Regarding Change in Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

Each Portfolio may, from time to time, take a temporary defensive position in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions, or in anticipation of significant withdrawals. When it is believed that market conditions warrant a temporary defensive position, a Portfolio may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. A Portfolio's investments in foreign cash equivalents will be limited to those that are believed to equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. In addition, the High-Yield Bond Portfolio may also invest in high-yield, medium and lower quality corporate notes.

Portfolio Turnover

The portfolio turnover rates for each Portfolio are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation.

The portfolio turnover rates for each Portfolio (except Seligman Cash Management Portfolio) for the years ended December 31, 2003 and 2002 were as follows:

                                                             Portfolio Turnover
                                                             ------------------
      Portfolio                                              2003         2002
      ---------                                              ----         ----
      Seligman Capital Portfolio                            140.59%      129.07%
      Seligman Common Stock Portfolio                       127.26       131.95
      Seligman Communications and Information Portfolio     105.53        91.37
      Seligman Frontier Portfolio                           107.33        83.83
      Seligman Global Growth Portfolio                      255.31*      145.90
      Seligman Global Smaller Companies Portfolio           271.45*       93.43
      Seligman Global Technology Portfolio                  188.00       144.18
      Seligman High-Yield Bond Portfolio                    183.09       170.29
      Seligman Income and Growth Portfolio                  288.57*      222.78
      Seligman International Growth Portfolio               285.08*      183.86
      Seligman Investment Grade Fixed Income Portfolio      445.98*      291.98
      Seligman Large-Cap Growth Portfolio                    66.98        81.67
      Seligman Large-Cap Value Portfolio                     16.60        21.83
      Seligman Small-Cap Value Portfolio                     18.31        56.74

----------

* Portfolio turnover for the year ended December 31, 2003 for the Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio and Seligman International Growth Portfolio increased significantly from 2002 due to the repositioning of the Portfolio's securities in response to a change in Portfolio Management and in anticipation of an economic recovery. Portfolio turnover for the year ended December 31, 2003 for the Seligman Income and Growth Portfolio and Seligman Investment Grade Fixed Income Portfolio increased significantly from 2002 due to the repositioning of the Portfolio's securities in response to a change in Portfolio Management in the case of Seligman Income and Growth Portfolio and in anticipation of a rebound in the US economy in the case of both Portfolios.

                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                                    Number
                                                                                                                      of
                               Term of                                                                            Portfolios
                               Office                                                                              in Fund
                                 and                                                                               Complex
                              Length of                                                                            Overseen
 Name, (Age), Position(s)       Time          Principal Occupation(s) During Past 5 Years, Directorships              by
         With Fund             Served*                            and Other Information                            Director
         ---------             -------                            ---------------------                            --------
----------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------------------
Robert B. Catell (67)        2003 to Date   Chairman, Chief Executive Officer and Director, KeySpan                   60
Director                                    Corporation, diversified energy, gas and electric company;
                                            Director or Trustee of each of the investment companies of the
                                            Seligman Group of Funds** (with the exception of Seligman Cash
                                            Management Fund, Inc.); Director or Trustee, Alberta Northeast
                                            Gas, Ltd., Boundary Gas Inc., The Houston Exploration Company,
                                            oil and gas exploration, development and production companies;
                                            Edison Electric Institute, New York State Energy Research and
                                            Development Authority, Independence Community Bank, Business
                                            Council of New York State, Inc., New York City Partnership and
                                            the Long Island Association, business and civic organizations.

                                                                                                                    Number
                                                                                                                      of
                               Term of                                                                            Portfolios
                               Office                                                                              in Fund
                                 and                                                                               Complex
                              Length of                                                                            Overseen
 Name, (Age), Position(s)       Time          Principal Occupation(s) During Past 5 Years, Directorships              by
         With Fund             Served*                            and Other Information                            Director
         ---------             -------                            ---------------------                            --------
John R. Galvin (74)          1995 to Date   Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts              61
Director                                    University; Director or Trustee of each of the investment
                                            companies of the Seligman Group of Funds** and Chairman
                                            Emeritus, American Council on Germany. Formerly, Director,
                                            USLIFE Corporation, life insurance and Raytheon Co., defense and commercial electronics; Governor of the Center for
                                            Creative Leadership. From June 1987 to June 1992, he was the
                                            Supreme Allied Commander, Europe and the Commander-in-Chief,
                                            United States European Command.

Alice S. Ilchman (69)        1991 to Date   President Emerita, Sarah Lawrence College; Director or Trustee            61
Director                                    of each of the investment companies of the Seligman Group of
                                            Funds**; Director, Jeannette K. Watson Summer Fellowship,
                                            summer internships for college students; Trustee, Save the
                                            Children, non-profit child-assistance organization, and the
                                            Committee for Economic Development; Governor, Court of
                                            Governors, London School of Economics; and Director, Public
                                            Broadcasting Service (PBS). Formerly, Chairman, The
                                            Rockefeller Foundation, charitable foundation; and Director,
                                            New York Telephone Company.

Frank A. McPherson (71)      1995 to Date   Retired Chairman of the Board and Chief Executive Officer of              61
Director                                    Kerr-McGee Corporation, diversified energy and chemical
                                            company; Director or Trustee of each of the investment
                                            companies of the Seligman Group of Funds**; Director,
                                            ConocoPhillips, integrated international oil corporation,
                                            Integris Health, owner of various hospitals, BOK Financial, bank holding company, Oklahoma Chapter of the Nature
                                            Conservancy, Oklahoma Medical Research Foundation, Boys and
                                            Girls Clubs of Oklahoma, Oklahoma City Public Schools
                                            Foundation and Oklahoma Foundation for Excellence in
                                            Education. Formerly, Director, Kimberly-Clark Corporation,
                                            consumer products and the Federal Reserve System's Kansas City
                                            Reserve Bank.

John E. Merow (74)           1988 to Date   Retired Chairman and Senior Partner, Sullivan & Cromwell LLP,             61
Director                                    law firm; Director or Trustee of each of the investment
                                            companies of the Seligman Group of Funds**; Director,
                                            Commonwealth Industries, Inc., manufacturer of aluminum sheet products, Director Emeritus, the Municipal Art Society of New
                                            York, Executive Committee Member and Secretary, the U.S.
                                            Council for International Business, Trustee, New
                                            York-Presbyterian Hospital; Trustee and Vice Chairman, New
                                            York-Presbyterian Healthcare System, Inc.; and Member of the
                                            American Law Institute and the Council on Foreign Relations.

Betsy S. Michel (61)         1988 to Date   Attorney; Director or Trustee of each of the investment                   61
Director                                    companies of the Seligman Group of Funds**; Trustee, The
                                            Geraldine R. Dodge Foundation, charitable foundation and World
                                            Learning, Inc, international educational training. Formerly,
                                            Chairman of the Board of Trustees of St. George's School
                                            (Newport, RI).

Leroy C. Richie (62)         2000 to Date   Chairman and Chief Executive Officer, Q Standards Worldwide,              60
Director                                    Inc., library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of
                                            Funds** (with the exception of Seligman Cash Management Fund,
                                            Inc.); Director, Kerr-McGee Corporation, diversified energy and chemical company and Infinity, Inc., oil and gas services and exploration; Director and Chairman, Highland Park Michigan
                                            Economic Development Corp. Formerly, Trustee, New York
                                            University Law Center Foundation; Vice Chairman, Detroit
                                            Medical Center; Chairman and Chief Executive Officer, Capital
                                            Coating Technologies, Inc., applied coating technologies; and
                                            Vice President and General Counsel, Automotive Legal Affairs,
                                            Chrysler Corporation.

                                                                                                                    Number
                                                                                                                      of
                               Term of                                                                            Portfolios
                               Office                                                                              in Fund
                                 and                                                                               Complex
                              Length of                                                                            Overseen
 Name, (Age), Position(s)       Time          Principal Occupation(s) During Past 5 Years, Directorships              by
         With Fund             Served*                            and Other Information                            Director
         ---------             -------                            ---------------------                            --------
Robert L. Shafer (71)        1988 to Date   Retired Vice President, Pfizer Inc., pharmaceuticals; Director            61
Director                                    or Trustee of each of the investment companies of the Seligman
                                            Group of Funds**. Formerly, Director, USLIFE Corporation, life insurance.

James N. Whitson (69)        1993 to Date   Retired Executive Vice President and Chief Operating Officer,             61
Director                                    Sammons Enterprises, Inc., a diversified holding company;
                                            Director or Trustee of each of the investment companies of the
                                            Seligman Group of Funds**; Director, CommScope, Inc.,
                                            manufacturer of coaxial cable. Formerly, Director and
                                            Consultant, Sammons Enterprises, Inc. and Director, C-SPAN.
----------------------------------------------------------------------------------------------------------------------------
                                        INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
----------------------------------------------------------------------------------------------------------------------------
William C. Morris*** (66)    1988 to Date   Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the            61
Director and Chairman of                    Board and Director or Trustee of each of the investment
the Board                                   companies of the Seligman Group of Funds**; Chairman, Seligman
                                            Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics
                                            Inc., manufacturer of ceramic proppants for oil and gas
                                            industry; Director, Seligman Data Corp.; and President and
                                            Chief Executive Officer, The Metropolitan Opera Association.
                                            Formerly, Director, Kerr-McGee Corporation, diversified energy and chemical company and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*** (51)         Dir.: 1993    Director and President, J. & W. Seligman & Co. Incorporated;              61
Director, President and        to Date      Chief Executive Officer, President and Director or Trustee of
Chief Executive Officer      Pres.: 1995    each of the investment companies of the Seligman Group of
                               to Date      Funds**; Director, Seligman Advisors, Inc. and Seligman
                              CEO.: Nov.    Services, Inc.; Chairman, Seligman Data Corp.; Member of the
                             2002 to Date   Board of Governors of the Investment Company Institute; and
                                            Chairman, ICI Mutual Insurance Company.

Richard R. Schmaltz (63)     2003 to Date   Managing Director and Chief Investment Officer, J. & W.                  N/A
Vice President and                          Seligman & Co. Incorporated and Vice President and Portfolio
Portfolio Manager                           Manager, Seligman Common Stock Fund, Inc. and Tri-Continental
                                            Corporation, a closed-end investment company, and Co-Portfolio
                                            Manager of Seligman Income and Growth Fund, Inc. Prior to his
                                            early retirement in 2001, he was Managing Director and
                                            Director of Investments, J. & W. Seligman & Co. Incorporated.

Neil T. Eigen (61)           1998 to Date   Managing Director, J. & W. Seligman & Co. Incorporated; Vice             N/A
Vice President and                          President, Seligman Value Fund Series, Inc. and Co-Portfolio
Co-Portfolio Manager                        Manager of the Seligman Large-Cap Value Fund and the Seligman
                                            Small-Cap Value Fund. Formerly, Senior Managing Director,
                                            Chief Investment Officer and Director of Equity Investing,
                                            Bear Stearns Asset Management.

Richard S. Rosen (45)        2002 to Date   Managing Director, J. & W. Seligman & Co. Incorporated; Vice             N/A
Vice President and                          President of Seligman Value Fund Series, Inc. and Co-Portfolio
Co-Portfolio Manager                        Manager of the Seligman Large-Cap Value Fund and the Seligman
                                            Small-Cap Value Fund. Formerly, Managing Director and
                                            Portfolio Manager, Bear Stearns Asset Management.

Christopher J. Mahony (41)   2002 to Date   Senior Vice President, Investment Officer of J. & W. Seligman            N/A
Vice President and                          & Co. Incorporated since April 2001; Vice President and
Portfolio Manager                           Portfolio Manager of Seligman Cash Management Fund, Inc. and
                                            Seligman Investment Grade Fixed Income Fund, Inc; Vice
                                            President and Co-Portfolio Manager, Seligman Income and Growth
                                            Fund, Inc. and Vice President, Seligman High Income Fund
                                            Series and Portfolio Manager of its U.S. Government Securities
                                            Series. Formerly, Senior Portfolio Manager, Fort Washington
                                            Investment Advisors, Inc. since 1994.

                                                                                                                    Number
                                                                                                                      of
                               Term of                                                                            Portfolios
                               Office                                                                              in Fund
                                 and                                                                               Complex
                              Length of                                                                            Overseen
 Name, (Age), Position(s)       Time          Principal Occupation(s) During Past 5 Years, Directorships              by
         With Fund             Served*                            and Other Information                            Director
         ---------             -------                            ---------------------                            --------
Richard M. Parower (38)      2002 to Date   Senior Vice President, Investment Officer, J. & W. Seligman &            N/A
Vice President and                          Co. Incorporated; Vice President, Seligman Global Fund Series,
Portfolio Manager                           Inc. and Portfolio Manager of its Global Technology Fund; and
                                            Vice President and Portfolio Manager of Seligman New
                                            Technologies Fund, Inc. and Seligman New Technologies Fund,
                                            II, Inc. Formerly, Senior Analyst, Citibank Global Asset
                                            Management covering Global IT Services from June 1998 to April
                                            2000.

Kendall C. Peterson (47)     2001 to Date   Managing Director, J. & W. Seligman & Co. Incorporated since             N/A
Vice President and                          2001; Vice President, Seligman High Income Fund Series and
Portfolio Manager                           Portfolio Manager of its High-Yield Bond Series. Formerly,
                                            Vice President and Portfolio Manager and Desk Head for High
                                            Yield Mutual Funds, Fortis, Inc since 1999. Formerly, from
                                            1985 through 1999, served in a variety of capacities with The
                                            Prudential Insurance Company of America, the last six years of which he was Vice President, Portfolio Manager, High Yield
                                            Mutual Funds.

Frederick J. Ruvkun (47)     2002 to Date   Managing Director, J. & W. Seligman & Co. Incorporated and               N/A
Vice President and                          Vice President and Portfolio Manager, Seligman Frontier Fund,
Portfolio Manager                           Inc. Formerly, Portfolio Manager at Bessemer Trust from 1993.

Marion S. Schultheis (58)    1998 to Date   Managing Director, J. & W. Seligman & Co. Incorporated since             N/A
Vice President and                          May 1998 and Vice President and Portfolio Manager, Seligman
Portfolio Manager                           Capital Fund, Inc. and Seligman Growth Fund, Inc. Formerly,
                                            Managing Director at Chancellor LGT from October 1997 until
                                            May 1998.

Paul H. Wick (41)            1994 to Date   Director and Managing Director, J. & W. Seligman & Co.                   N/A
Vice President and                          Incorporated since Manager November 1997 and January 1995,
Portfolio                                   respectively; Vice President and Portfolio Manager, Seligman
                                            Communications and Information Fund, Inc. He joined J. & W.
                                            Seligman & Co. Incorporated in 1987 as an Associate,
                                            Investment Research.

Thomas G. Rose (46)          2000 to Date   Senior Vice President, Finance, J. & W. Seligman & Co.                   N/A
Vice President                              Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.;
                                            Vice President of each of the investment companies of the
                                            Seligman Group of Funds** and of Seligman Services, Inc. and
                                            Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and of
                                            Seligman Data Corp.

Lawrence P. Vogel (47)        V.P.: 1992    Senior Vice President and Treasurer, Investment Companies, J.            N/A
Vice President                 to Date      & W. Seligman & Co. Incorporated; Vice President and Treasurer
and Treasurer                  Treas.:      of each of the investment companies of the Seligman Group of
                             2000 to Date   Funds** and of Seligman Data Corp. Formerly, Senior Vice
                                            President, Finance, J. & W. Seligman & Co. Incorporated,
                                            Seligman Advisors, Inc., Seligman International, Inc. and
                                            Seligman Data Corp.; Vice President, Seligman Services, Inc.;
                                            and Treasurer, Seligman International, Inc. and Seligman
                                            Henderson Co.

Frank J. Nasta (39)          1994 to Date   Managing Director, General Counsel and Corporate Secretary, J.           N/A
Secretary                                   & W. Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**; and
                                            Corporate Secretary, Seligman Advisors, Inc., Seligman
                                            Services, Inc., Seligman International, Inc. and Seligman Data
                                            Corp. Formerly, Corporate Secretary, Seligman Henderson Co.
                                            and Senior Vice President, Law and Regulation, J. & W.
                                            Seligman & Co. Incorporated.

----------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds currently consists of twenty-three registered investment companies.

*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met seven times during the year ended December 31, 2003. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended December 31, 2003. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met once during the year ended December 31, 2003. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.

Beneficial Ownership of Shares

As of December 31, 2003, the Directors beneficially owned shares in the Portfolios and the Seligman Group of Funds as follows:

                                                                           Aggregate Dollar Range of Shares
                               Dollar Range of Shares Owned By             Owned by Director in the Seligman
      Name                        Director in the Portfolios                        Group of Funds
      ----                        --------------------------                        --------------
-------------------------------------------------------------------------------------------------------------
                                   INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------
Robert B. Catell                             None                                  $50,001 - $100,000
John R. Galvin                               None                                  $50,001 - $100,000
Alice S. Ilchman                             None                                    Over $100,000
Frank A. McPherson                           None                                    Over $100,000
John E. Merow                                None                                    Over $100,000
Betsy S. Michel                              None                                    Over $100,000
Leroy C. Richie                              None                                    Over $100,000
Robert L. Shafer                             None                                  $10,001 - $50,000
James N. Whitson                             None                                    Over $100,000
-------------------------------------------------------------------------------------------------------------
                                    INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------
William C. Morris                            None                                    Over $100,000
Brian T. Zino                                None                                    Over $100,000

Compensation

                                                                           Pension or          Total Compensation
                                                                       Retirement Benefits          from Fund
             Name and                        Aggregate Compensation    Accrued as part of       and Fund Complex
        Position with Fund                        From Fund (1)           Fund Expenses     Paid to Directors (1)(2)
        ------------------                        -------------           -------------     ------------------------
  Robert B. Catell, Director(3)                      $ 6,519                   N/A                  $ 59,913
  John R. Galvin, Director                             9,617                   N/A                   102,000
  Alice S. Ilchman, Director                           9,215                   N/A                    99,000
  Frank A. McPherson, Director                         9,617                   N/A                   100,500
  John E. Merow, Director                             10,019                   N/A                   105,000
  Betsy S. Michel, Director                            9,617                   N/A                   100,500
  Leroy C. Richie, Director                           10,214                   N/A                   105,000
  James Q. Riordan, Director(4)                        3,197                   N/A                    36,000
  Robert L. Shafer, Director                           8,813                   N/A                    96,000
  James N. Whitson, Director                          10,019                   N/A                   105,000

----------
(1)   For the year ended December 31, 2003.

(2) At December 31, 2003, the Seligman Group of Funds consisted of twenty-three investment companies.

(3) Mr. Catell became a member of the Board of Directors effective April 22, 2003.

(4)   Mr. Riordan retired from the Board of Directors effective March 20, 2003.

No compensation is paid by the Fund to Directors or officers who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Fund has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in the directors' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Fund's financial statements.

Messrs. Merow and Whitson no longer defer their current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Portfolios in the amounts of $4,992 and $53,382, respectively, as of December 31, 2003.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan (except Seligman Cash Management Portfolio, which is obligated to purchase shares of the Seligman Group of Funds).

Code of Ethics

Seligman

Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, knows of another's intention, to purchase or sell the security on behalf of a client. The Code of Ethics also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or financial advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

Wellington Management Company, LLP

The subadviser for the Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio and Seligman International Growth Portfolio (the "Subadvised Portfolios"), Wellington Management Company, LLP ("Wellington Management"), has adopted its own Code of Ethics meeting the requirements of Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Subadvised Portfolios. The Fund's Board of Directors reviews the Code of Ethics of Wellington Management at least annually and receives certifications from Wellington Management regarding compliance with Wellington Management's Code of Ethics annually.

                                   ----------

A copy of the Code of Ethics of each of Seligman and Wellington Management is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.

Proxy Voting Policies

Seligman

Seligman, as the Fund's investment manager, will vote the proxies relating to each Portfolio's portfolio holdings other than the Subadvised Portfolios, and Wellington Management, as the subadviser to the Subadvised Portfolios, will vote the proxies relating to the Subadvised Portfolios.

Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in each of the Portfolio's portfolios in accordance with Seligman's determination of what is in the best interests of the Portfolios' shareholders.

The financial interest of the shareholders of each Portfolio is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Portfolios' shareholders, and thus, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of each Portfolio will be received, processed and voted by Seligman pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee").

The Committee has been established to set policy and guidelines, to review on a periodic basis new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by Seligman's Chief Investment Officer and includes Seligman's Vice Chairman and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party which provides a summary and analysis of the proposals to be acted upon at shareholder meetings of most of the companies for which securities are held.

Seligman also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers voting recommendations.

Conflicts of Interests. Seligman's Director of Compliance maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Portfolios to vote in accordance with the Guidelines on a particular issue and in such circumstances may deviate from the Guidelines. Any deviation from the Guidelines must be approved by a member of the Committee. Furthermore, any deviation of the Guidelines for a company which is included on the Proxy Watch List must be approved by a majority of the Committee's members.

Similarly, for those proposals which are of a unique nature that they must be analyzed on a case-by-case basis, one member of the Committee must approve the voting decision. Where such a proposal is for a company included on the Proxy Watch List, the voting decision must be approved by a majority of the Committee's members. In analyzing potential deviations from the Guidelines and proposals evaluated on a case-by-case basis, Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals.

Guidelines Summary. The Guidelines are briefly described as follows:

1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4. Seligman votes for stock option plans or to increase the number of shares under existing stock option plans provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.

5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

6. Seligman will withhold voting for the entire board of directors if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.    Seligman will vote for proposals to effect stock splits.

9.    Seligman will vote for proposals authorizing share repurchase programs.

10. Seligman will vote against authorization to transact unidentified business at the meeting.

11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Wellington Management

Each of the Subadvised Portfolios have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Proxy Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management's personnel analyze all proxies and vote proxies based on its assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated portfolio manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies as a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Portfolio due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote and/or excessive costs.

Wellington Management Guidelines

Wellington Management established Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients. The Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for its clients. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its own merits.

With respect to the composition and role of the board of directors, Wellington Management generally votes to elect directors, repeal classified boards, adopt director and officer indemnification, require board independence, require board committees to be independent, approve directors' fees, approve bonuses for retiring directors and elect supervisory board/corporate assembly. Wellington Management opposes the adoption of director tenure/retirement age and opposes special interest representation to the board. Wellington Management will abstain from issues relating to boards not amending policies that are supported by a majority of shareholders. Wellington Management will on a case-by-case basis consider voting for minimum stock ownership by directors and requiring a separation of chair and chief executive officer or requiring a lead director.

With respect to the management compensation, Wellington Management will vote to adopt/amend employee stock purchase plans, to eliminate golden parachutes, to expense future stock options, for shareholder approval of all stock option plans, for shareholder approval of future severance agreements covering senior executives and to recommend that senior executives own and hold company stock, not including options and to disclose all executive compensation. Wellington Management will decide on a case-by case basis to adopt/amend stock option plans.

With respect to the reporting of results, Wellington Management will vote to approve financial statements, set dividends and allocate profits, limit non-audit services provided by auditors, ratify selection of auditors and set their fees and elect statutory auditors.

With respect to the shareholder voting rights, Wellington Management will vote to redeem or vote on poison pills, adopt anti-greenmail provisions and adopt confidential voting. Wellington Management will vote against adopting cumulative voting, authorizing blank check preferred stock, eliminating rights to call a special meeting, increasing supermajority vote requirements, approving unequal voting rights and removing rights to act by written consent. Wellington Management will consider restoring preemptive rights and approving binding shareholder proposals on a case-by-case basis.

With respect to capital structure, Wellington Management will vote for the opt out of state takeover statutes, to authorize share repurchase, to authorize trade in company stock and to issue debt instruments. Wellington Management opposes the consideration of non-financial effects of mergers. Wellington Management will treat increases in authorized common stock, approval of merger or acquisition, and approval of technical amendments to charter on a case-by-case basis.

With respect to social issues, Wellington Management will vote to disclose political and PAC gifts. Wellington Management will consider the following issues on a case-by case basis: endorsement of the Ceres Principles and requiring adoption of international labor organization's and fair labor principles.

Wellington Management will abstain from voting on other business and will approve reincorporation on a case-by-case basis.

              Control Persons and Principal Holders of Securities

Control Persons

As of March 29, 2004, there was no person or persons who controlled any Portfolio, either through a significant ownership of shares or any other means of control.

Principal Holders

As of March 29, 2004, the following shareholders were known by the Fund to own of record more than 5% of the outstanding shares of a class of a Portfolio:

         Portfolio and Class                    Shareholder Name and Address                 Percent of Class
         -------------------                    ----------------------------                 ----------------
Capital Portfolio-Class 1                Canada Life Insurance Company of America                 96.17%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Capital Portfolio-Class 2                Kansas City Life Insurance Company                       92.87%
                                         P.O. Box 219139
                                         Kansas City, MO 64121

Cash Management Portfolio-Class 1        Canada Life Insurance Company of America                 92.54%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339
Cash Management Portfolio-Class 1        Canada Life Insurance Company of New York                 7.46%
                                         410 Saw Mill River Road
                                         Ardsley, NY 10502

Common Stock Portfolio-Class 1           Canada Life Insurance Company of America                 95.69%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

         Portfolio and Class                    Shareholder Name and Address                 Percent of Class
         -------------------                    ----------------------------                 ----------------
Communications and Information           Canada Life Insurance Company of America                 95.99%
Portfolio-Class 1                        6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Communications and Information           Jefferson National Life Insurance                        35.01%
Portfolio-Class 2                        9920 Corporate Campus Drive
                                         Suite 1000
                                         Louisville, KY
Communications and Information           Kansas City Life Insurance Company                       31.20%
Portfolio-Class 2                        P.O. Box 219139
                                         Kansas City, MO 64111
Communications and Information           First Variable Life Insurance                            20.71%
Portfolio-Class 2                        P.O. Box 830765
                                         Birmingham, AL 35283-0765
Communications and Information           The Union Central Life Insurance Company                 10.62%
Portfolio-Class 2                        1876 Waycross Road
                                         Cincinnati, OH 45240

Frontier Portfolio-Class 1               Canada Life Insurance Company of America                 94.89%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Global Growth Portfolio-Class 1          Canada Life Insurance Company of America                 88.52%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339
Global Growth Portfolio-Class 1          Canada Life Insurance Company of New York                11.48%
                                         410 Saw Mill River Road
                                         Ardsley, NY 10502

Global Smaller Companies Portfolio-      Canada Life Insurance Company of America                 95.40%
Class 1                                  6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Global Technology Portfolio-Class 1      Canada Life Assurance Co.                                52.10%
                                         Securities Accounting
                                         330 University Ave., FL SP-12
                                         Toronto, Ontario  MG5 1R8
Global Technology Portfolio-Class 1      Allianz Life                                             44.68%
                                         5701 Golden Hills Dr.
                                         P.O. Box 1117 Minneapolis, MN 55440

Global Technology Portfolio-Class 2      Jefferson National Life Insurance                        85.40%
                                         9920 Corporate Campus Drive
                                         Suite 1000
                                         Louisville, KY
Global Technology Portfolio-Class 2      Canada Life Assurance Co.                                 9.80%
                                         Securities Accounting
                                         330 University Ave., FL SP-12
                                         Toronto, Ontario  MG5 1R8

High-Yield Bond Portfolio-Class 1        Canada Life Insurance Company of America                 96.70%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Income and Growth Portfolio-Class 1      Canada Life Insurance Company of America                 88.66%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

         Portfolio and Class                    Shareholder Name and Address                 Percent of Class
         -------------------                    ----------------------------                 ----------------
Income and Growth Portfolio-Class 1      Canada Life Insurance Company of New York                11.34%
                                         410 Saw Mill River Road
                                         Ardsley, NY 10502

International Growth Portfolio-Class 1   Canada Life Insurance Company of America                 97.99%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Investment Grade Fixed Income            Canada Life Insurance Company of America                 89.37%
Portfolio-Class 1                        6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339
Investment Grade Fixed Income            Canada Life Insurance Company of New York                10.63%
Portfolio-Class 1                        410 Saw Mill River Road
                                         Ardsley, NY 10502

Large-Cap Growth Portfolio-Class 1       Canada Life Insurance Company of America                 84.89%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339
Large-Cap Growth Portfolio-Class 1       Seligman Advisors, Inc.                                  15.11%
                                         100 Park Ave.
                                         New York, NY 10017

Large-Cap Value Portfolio-Class 1        Canada Life Insurance Company of America                 95.88%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Small-Cap Value Portfolio-Class 1        Allianz Life                                             82.65%
                                         5701 Golden Hills Dr.
                                         P.O. Box 1117 Minneapolis, MN 55440
Small-Cap Value Portfolio-Class 1        Merrill Lynch Insurance Group Services                   13.57%
                                         4804 Deer Lake Dr. E., Bldg. 3 - 4th Floor
                                         Jacksonville, FL 32246
Small-Cap Value Portfolio-Class 2        The Union Central Life Insurance Company                 64.68%
                                         1876 Waycross Road
                                         Cincinnati, OH 45240
Small-Cap Value Portfolio-Class 2        Kansas City Life Insurance Company                        6.16%
                                         P.O. Box 219139
                                         Kansas City, MO 64121
Small-Cap Value Portfolio-Class 2        Canada Life Assurance Co.                                21.60%
                                         Securities Accounting
                                         330 University Ave., FL SP-12
                                         Toronto, Ontario  MG5 1R8
Small-Cap Value Portfolio-Class 2        First Variable Life Insurance                             7.56%
                                         P.O. Box 830765
                                         Birmingham, AL 35283-0765

Management Ownership

As of March 29, 2004, the directors or officers did not own any Class 1 or Class 2 shares of any Portfolio.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Board of Directors of the Fund, Seligman is responsible for the investment of the assets of each Portfolio of the Fund, with the assistance of Wellington Management in respect of the Subadvised Portfolios and administers its business and other affairs pursuant to management agreements in accordance with the 1940 Act, as amended. Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Fund, make up the "Seligman Group of Funds." Other than the subadvisory agreement with Wellington Management (which is discussed below), there are no other management-related service contracts under which services are provided to the Portfolios of the Fund. No person or persons, other than the directors, officers or employees of Seligman, or the Fund, regularly advise the Fund with respect to the Portfolios' investments or investments by Wellington Management as discussed below.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors and Chairman of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman or Wellington Management. Their affiliations with the Fund, Seligman and Wellington Management are provided under their principal business occupations.

Each Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets. For the year ended December 31, 2003, the percentages were as follows:

                                                                           Management Fee Rate
      Portfolio                                                    (as a % of average daily net assets)
      ---------                                                    ------------------------------------
      Seligman Capital Portfolio                                                   .40%
      Seligman Cash Management Portfolio                                           .40%
      Seligman Common Stock Portfolio                                              .40%
      Seligman Communications and Information Portfolio                            .75%
      Seligman Frontier Portfolio                                                  .75%
      Seligman Global Growth Portfolio                                 1.00% on first $50 million;
                                                                         .95% on next $1 billion;
                                                                             .90% thereafter
      Seligman Global Smaller Companies Portfolio                      1.00% on first $100 million;
                                                                             .90% thereafter
      Seligman Global Technology Portfolio                              1.00% on first $2 billion;
                                                                         .95% on next $2 billion;
                                                                             .90% thereafter
      Seligman High-Yield Bond Portfolio                                           .50%
      Seligman Income and Growth Portfolio                                         .40%
      Seligman International Growth Portfolio                          1.00% on first $50 million;
                                                                         .95% on next $1 billion;
                                                                             .90% thereafter
      Seligman Investment Grade Fixed Income Portfolio                             .40%
      Seligman Large-Cap Growth Portfolio                               .70% on first $1 billion;
                                                                         .65% on next $1 billion;
                                                                             .60% thereafter
      Seligman Large-Cap Value Portfolio                               .80% on first $500 million;
                                                                        .70% on next $500 million;
                                                                             .60% thereafter
      Seligman Small-Cap Value Portfolio                               1.00% on first $500 million;
                                                                        .90% on next $500 million;
                                                                             .80% thereafter

The following table indicates the management fees paid (or waived, in the case of Seligman Cash Management Portfolio for the year ended December 31, 2001) and the amount of expense reimbursements by Seligman for the years ended December 31, 2003, 2002 and 2001*:

                                             2003                          2002                         2001
                                             ----                          ----                         ----
                                                                                                             Waiver/
   Portfolio                         Fee       Reimbursement       Fee       Reimbursement      Fee       Reimbursement
   ---------                         ---       -------------       ---       -------------      ---       -------------
   Seligman Capital
   Portfolio                      $   58,817      $ 19,733      $   81,162      $ 1,355      $  122,272      $26,421
   Seligman Cash Management
   Portfolio                          24,635         7,693          37,664           --          58,419       36,617
   Seligman Common Stock
   Portfolio                          47,171            --          74,068           --         110,069           --
   Seligman Communications
   and Information Portfolio         491,247            --         666,520           --       1,036,033           --
   Seligman Frontier
   Portfolio                          51,955         1,628          75,190           --         105,612       31,880
   Seligman Global Growth
   Portfolio                          25,234        57,588          35,519       24,042          60,411       20,307
   Seligman Global Smaller
   Companies Portfolio                58,169       140,830          80,577       60,510         115,949       64,573
   Seligman Global
   Technology Portfolio              113,764        89,270         159,972       64,791         229,724       48,187

   Seligman High-Yield Bond
   Portfolio                          38,144         8,543          51,653           --          67,105       10,334
   Seligman Income and
   Growth Portfolio                   12,385        29,640          15,340       13,815          19,211       18,236
   Seligman International
   Growth Portfolio                   31,442        56,665          40,978       22,917          58,733       23,484
   Seligman Investment
   Grade Fixed Income
   Portfolio                          34,762         5,213          31,809           --          27,186        8,779
   Seligman Large-Cap
   Growth Portfolio                   14,671         9,243          19,167        8,423          30,538       16,934
   Seligman Large-Cap Value
   Portfolio                          36,847         5,055          50,933           --          51,296       17,199
   Seligman Small-Cap Value
   Portfolio                       1,617,110            --       1,283,723           --         519,314       15,582

----------
* Seligman waived all or a portion of its management fees in 2003 and 2001 in respect of Seligman Cash Management Portfolio, and reimbursed expenses for certain Portfolios during the years presented, due to expense caps and other voluntary fee waivers. There is no assurance that Seligman will continue this practice in the future.

Effective August 11, 2003, Seligman has undertaken to reimburse "other expenses", (i.e., those expenses other than management and 12b-1 fees) of the Portfolios as indicated below:

                                                   Previous Expense Cap                   New Expense Cap**
                                              (% per annum of the Portfolio's      (% per annum of the Portfolio's
        Name of Portfolio                        average daily net assets)            average daily net assets)
        -----------------                        -------------------------            -------------------------
  Capital                                                  0.40%                                None
  Cash Management                                          0.30                                 0.30
  Common Stock                                             0.40                                 None
  Communications and Information                           0.40                                 None
  Frontier                                                 0.75                                 None
  Global Growth                                            0.40                                 0.75%
  Global Smaller Companies                                 0.40                                 1.00
  Global Technology                                        0.40                                 0.90
  High-Yield Bond                                          0.50                                 None
  Income and Growth                                        0.55                                 0.75
  International Growth                                     0.40                                 1.00
  Investment Grade Fixed Income                            0.45                                 0.45
  Large-Cap Growth                                         0.45                                 None
  Large-Cap Value                                          0.40                                 None
  Small-Cap Value                                          0.20                                 None

----------
** Management fees and 12b-1 fees continue to be excluded for purposes of applying the expense cap.

Under the management agreements with respect to the Portfolios, other than the Subadvised Portfolios (the "Portfolios Management Agreements"), as well as the management agreement with respect to each of Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio and Seligman International Growth Portfolio (the "New Management Agreement" together with the Portfolios Management Agreements, are collectively referred to as the "Management Agreements") and subject to the control of the Board of Directors, Seligman manages each of the Portfolios of the Fund and administers the Fund's business and other affairs. Under the Portfolios Management Agreements, Seligman is responsible for making purchases and sales of portfolio securities and determining how voting and other rights with respect to portfolio securities shall be exercised, subject in each case to the Prospectuses and the requirements of the 1940 Act and other applicable law. In connection with the performance of its duties under the Management Agreements, Seligman provides such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and such executive and other personnel as shall be necessary for the operations of the Fund's Portfolios. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund.

On November 21, 2002, at a meeting of the Board of Directors, the Board did not renew the sub-advisory agreement ("Sub-advisory Agreement") for the sub-advisory services of Henderson Investment Management Limited ("HIML") in respect of the Global Smaller Companies Portfolio. As a result, the Sub-advisory Agreement expired on December 31, 2002. HIML continued to provide investment advice, research and other assistance with respect to the Global Smaller Companies Portfolio's non-US investments through December 31, 2002. HIML no longer furnishes any subadvisory services with respect to the Portfolios.

The Management Agreements provide that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing their duties under the Management Agreements, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties under the Management Agreements.

The Fund pays all its expenses other than those assumed by Seligman, including shareholder servicing and distribution ("12b-1") fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal securities laws, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, fees and expenses of Directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated among the Portfolios in a manner determined by the Directors to be fair and equitable.

The Management Agreement with respect to Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Income and Growth Portfolio and Seligman Investment Grade Fixed Income Portfolio was approved by the Board of Directors on September 30, 1988 and by shareholders at a Special Meeting held on December 16, 1988. The Management Agreement with respect to Seligman Communications and Information Portfolio and Seligman Frontier Portfolio were approved by the Board of Directors on July 21, 1994. The Management Agreement with respect to Seligman High-Yield Bond Portfolio was approved by the Board of Directors on March 16, 1995. The Management Agreement with respect to Seligman Global Technology Portfolio was approved by the Board of Directors on March 21, 1996. The Management Agreement with respect to Seligman Large-Cap Value Portfolio and Seligman Small-Cap Value Portfolio was approved by the Board of Directors on

March 19, 1998 and by the sole shareholder of each Portfolio on April 30, 1998. The Management Agreement with respect to Seligman Large-Cap Growth Portfolio was approved by the Board of Directors on March 18, 1999. The Management Agreements will continue in effect until December 31 of each year, with respect to each Portfolio if (1) such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Portfolios and by a vote of a majority of the Directors who are not parties to the Management Agreements or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. The Management Agreements may be terminated at any time with respect to any or all Portfolios, by the Fund, without penalty, on 60 days written notice to Seligman. Seligman may terminate the Management Agreements at any time upon 60 days written notice to the Fund. The Management Agreements will terminate automatically in the event of their assignment. The Fund has agreed to change its name upon termination of the Management Agreements if continued use of the name would cause confusion in the context of Seligman's business.

Consideration of the Portfolios Management Agreements

At the November 20, 2003 Board of Directors meeting, the Board unanimously approved the continuance of the Portfolios Management Agreements with Seligman with respect to each Portfolio, other than the Subadvised Portfolios. In preparation for the meeting, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Portfolios Management Agreements, the Board considered many factors, including, but not limited to:
(1) comparative performance information versus other similar investment companies and certain indices; (2) the nature and quality of investment services and administrative services rendered by Seligman; (3) payments received by Seligman from all sources involving each of the Portfolios and all other Seligman investment companies; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to the Portfolios and to all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollar transactions; (7) portfolio turnover of the Portfolios compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which Seligman and its affiliates receive from managing the Portfolios. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangement between each Portfolio and Seligman, as reflected in the Management Agreements, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Directors considered the performance of the Portfolios as compared to the performance of other comparable investment companies and as compared to appropriate securities indices. In addition to the information received by the Directors in connection with the November 20, 2003 Board of Directors meeting, the Board receives detailed information related to performance of the Portfolios at each Board meeting during the year.

Expenses of the Fund. The Board also considered the management fee rates paid by the Portfolios to Seligman and the other expenses of the Portfolios, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2002 and 2003 (through September 30) and estimates for full-year 2003. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Subadvised Portfolios

On September 15, 2003, Wellington Management assumed responsibility for providing investment advisory services to each of Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio and Seligman International Growth Portfolio (each, a "Subadvised Portfolio"). Seligman manages the Subadvised Portfolios and Wellington Management is subject to Seligman's supervision. The arrangements were approved by the Board of Directors of the Fund in respect of the Subadvised Portfolios on September 4, 2003. The engagement of Wellington Management was approved by the shareholders of the Subadvised Portfolios at a Special Meeting of shareholders held on December 4, 2003.

At the September 4, 2003 meeting, the Board of Directors approved the New Management Agreement as well as a new subadvisory agreement (the "Subadvisory Agreement"), in respect of the Subadvised Portfolios, between Seligman and Wellington Management. The new management and subadvisory agreements became effective on December 5, 2003. Between September 15, 2003 and December 5, 2003, the Subadvised Portfolios were managed pursuant to interim agreements in accordance with the 1940 Act, as amended, that were substantially similar to the agreements approved at the Special Meeting of shareholders held on December 4, 2003.

The fees payable by each Subadvised Portfolio did not increase as a result of the engagement of Wellington Management. The fees of Wellington Management are paid by Seligman (not by the Subadvised Portfolios), and the fees payable by the Subadvised Portfolios to Seligman were unchanged, except that in connection with the engagement of Wellington Management, Seligman agreed to lower the breakpoints in its fee schedules for certain of the Subadvised Portfolios.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

Under the Subadvisory Agreement, Wellington Management is responsible for providing investment advisory services to each Subadvised Portfolio. Wellington Management is also responsible for selecting brokers for the execution of purchases and sales on behalf of each Subadvised Portfolio.

Terms of the New Management Agreement

Advisory Services. Under the New Management Agreement, Seligman, subject to the control of the Board of Directors, manages the affairs of each Subadvised Portfolio and provides the services described in such agreement on the terms set forth therein. The New Management Agreement provides that Seligman will enter into a subadvisory agreement, pursuant to which Wellington Management will provide the Subadvised Portfolios with investment management services, including investment research, advice and supervision, determining which securities will be purchased or sold by the Subadvised Portfolios, making purchases and sales of securities on behalf of the Subadvised Portfolios and determining how voting and other rights with respect to securities of the Subadvised Portfolios shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the objectives, policies and principles set forth in the Prospectus and the requirements of the 1940 Act and other applicable law. Pursuant to the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement. Further, in the event Wellington Management ceases to provide such investment management services to a Subadvised Portfolio, they shall be provided by Seligman or by such other firm as may be selected by a Subadvised Portfolio and approved in accordance with applicable requirements. The New Management Agreement recognizes that Seligman also acts as the manager of all of the investment companies in the Seligman Group.

Unless earlier terminated pursuant to its terms, the New Management Agreement will continue in full force and effect until December 31, 2004, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act.

Factors Considered by the Board of Directors of the Fund for the New Management Agreement

The New Management Agreement, which was considered in conjunction with the Subadvisory Agreement, as discussed and considered at the Special Meeting of the Board of Directors held on September 4, 2003 (the "Special Meeting"), at which a majority of the Directors and the Disinterested Directors were present, and at a meeting of the Board Operations Committee of the Fund also held on September 4, 2003. The Board Operations Committee is composed of the nine Disinterested Directors, eight of whom were present at the Special Meeting. Independent legal counsel to the Fund and to the Disinterested Directors advised the Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors and the Disinterested Directors in reaching their decisions. Such consideration was based upon financial, statistical and other information supplied to the Directors by Seligman and Wellington Management, and no single factor was identified as of paramount importance. The Board Operations Committee of the Fund considered the New Management Agreement at a separate session with counsel at which representatives of Seligman and Wellington Management were not present.

At the Special Meeting of the Board of Directors, representatives of Wellington Management, in addition to responding to questions of the Board of Directors, supplemented extensive written materials provided to the Directors in advance of the Special Meeting by delivering a presentation explaining, among other things, their investment approach and illustrating their investment advisory experience. Also, Seligman discussed with the Board of Directors the process through which it decided to recommend Wellington Management and alternative options it had considered, as well as the proposed allocation of responsibilities between Seligman and Wellington Management. The Directors and the Disinterested Directors in attendance at the Special Meeting unanimously concluded that the New Management Agreement was fair and reasonable in respect of each Subadvised Portfolio and decided to submit the New Management Agreement to shareholders of each Subadvised Portfolio for their approval.

In reaching its decision, the Board of Directors, in respect of each Subadvised Portfolio, examined and weighed many factors, including those described below. In addition, the Board of Directors considered that the New Management Agreement was substantially the same as the previous Portfolios Management Agreements (the annual continuance of which the Board of Directors had approved at a meeting on November 20, 2003), except for the change in breakpoints, commencement and termination dates and certain non-substantive updating changes.

Terms of the Subadvisory Agreement

Services. Under the Subadvisory Agreement, Wellington Management, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the relevant Subadvised Portfolio set forth in the applicable Prospectus and Statement of Additional Information and the requirements of the 1940 Act and other applicable law, furnishes Seligman and each Subadvised Portfolio with such investment advice, research and assistance as Seligman or the Subadvised Portfolios shall from time to time reasonably request. In this regard, it is the responsibility of Wellington Management, in respect of each Subadvised Portfolio: (i) to participate in the development of the Subadvised Portfolios' overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Subadvised Portfolios with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers; (v) to cause the execution of trades, including foreign exchange dealings; and (vi) unless otherwise agreed to by Seligman, vote proxies solicited by or with respect to issuers of securities in which assets of the Series may be invested from time to time. Wellington Management's responsibilities extend to all of each Subadvised Portfolios' assets. Under the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement.

Wellington Management has reserved the right to close Global Smaller Companies Portfolio to new purchases after net new purchases of such Portfolio, together with any net new purchases of Seligman Global Smaller Companies Fund, a series of Seligman Global Fund Series, Inc., exceed $150 million from September 14, 2003.

Liability. The Subadvisory Agreement provides that, subject to Section 36 of the 1940 Act, Wellington Management shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the Subadvisory Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement, provided, however, that Wellington

Management will be liable for any loss incurred by the Fund, any Subadvised Portfolio, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to Wellington Management which results, directly or indirectly, in a material error in the net asset value of a Subadvised Portfolio.

Compensation. Under the Subadvisory Agreement, Wellington Management receives in respect of each Subadvised Portfolio, each month a fee calculated on each day during such month at the annual rates set forth below:

                                                              Subadvisory Fee
                Subadvised Portfolios           as a Percentage of Average Daily Net Assets
                ---------------------           -------------------------------------------
             Global Growth Portfolio and
           International Growth Portfolio
                 -up to $50 million                                0.45%
                 -over $50 million                                 0.40%

         Global Smaller Companies Portfolio
                 -up to $100 million                               0.75%
                 -over $100 million                                0.65%

This fee is paid by Seligman and does not affect the total fee paid by any Subadvised Portfolio to Seligman pursuant to the New Management Agreement. In addition, Wellington Management has agreed to limit all subadvisory fees payable to it by Seligman for a period of two years from September 15, 2003 to 50% of the aggregate contractual management fee earned by Seligman in respect of the Subadvised Portfolios, certain series of Seligman Global Fund Series, Inc. and one other investment fund for which Seligman anticipates it will engage Wellington Management to provide advisory services.

Expenses. Pursuant to the Subadvisory Agreement, Wellington Management pays all of its expenses arising from the performance of its duties under the Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of each Subadvised Portfolio's investments.

Termination. The Subadvisory Agreement will continue in effect until December 31, 2004 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Subadvisory Agreement may be terminated at any time, with respect to a Subadvised Portfolio, without payment of penalty, by the Fund on 60 days' written notice to Wellington Management by vote of the Directors or by vote of the majority of the outstanding voting securities of the Subadvised Portfolios, as defined by the 1940 Act. The Subadvisory Agreement also provides that, after December 31, 2006 (the "Commitment Date"), it may also be terminated, with respect to a Subadvised Fund, by Wellington Management or Seligman at any time upon not less than 60 days' written notice to the other and to the Series. The New Subadvisory Agreement will automatically terminate in the event of its assignment in respect of a Subadvised Portfolio, and upon termination of the New Management Agreement in respect of a Subadvised Portfolio. The New Subadvisory Agreement also provides that if it terminates with respect to a Subadvised Portfolio before the Commitment Date as a result of its assignment or termination of the New Management Agreement, Wellington Management will, if requested by the Directors and Seligman, will make its advisory services available to the Subadvised Portfolios and Seligman on terms no less favorable to the Subadvised Portfolios and Seligman than provided in the New Subadvisory Agreement. Notwithstanding the foregoing, Wellington Management may terminate the New Subadvisory Agreement prior to the Commitment Date or thereafter, for cause, on 60 days' written notice to the Series and the Manager.

Factors Considered by the Board

The Board of Directors has considered various matters in determining the reasonableness and fairness of the Subadvisory Agreement. Independent legal counsel to the Fund and to the Disinterested Directors advised the Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors and the Disinterested Directors in reaching their decisions. The Board Operations Committee of the Fund considered the Subadvisory Agreement at a separate session with counsel at which representatives of Seligman and Wellington Management were not present.

In reaching its decision, the Board of Directors, in respect of each Subadvised Portfolio, examined and weighed many factors, including, but not limited to: (1) the nature and quality of the services expected to be rendered by Wellington Management, together with Seligman, and the results achieved by Wellington Management with respect to composite accounts with investment goals substantially similar to each particular Subadvised Portfolio; (2) extensive financial, personnel and structural information as to Wellington Management's organization; (3) that fees paid to Wellington Management would be paid by Seligman and would not affect the total amount of advisory fees paid by any Subadvised Portfolio or the expense ratio of any Subadvised Portfolio; (4) presentations of Seligman and Wellington Management concerning the transition of investment advisory services from Seligman to Wellington Management, including the potential impact such transition would have on each Subadvised Portfolio and Seligman's and Wellington Management's anticipated allocation of responsibilities after the changeover, including Seligman's anticipated role in overseeing Wellington Management's management of the Subadvised Portfolios' investment portfolios and the manner in which it would do so; (5) the portfolio allocation policies and practices of each Subadvised Portfolio and of Wellington Management, and Wellington Management's historical portfolio turnover rates and anticipated portfolio realignment as a result of its assumption of advisory responsibilities; (6) the organization and financial condition of Seligman and Wellington Management, including profitability to Seligman as a result of the proposal and Seligman's and Wellington Management's representations that they would provide certain profitability information to the Board of Directors in connection with any future renewals of the New Management Agreement and the Subadvisory Agreement; (7) fall-out benefits which Wellington Management and its affiliates would receive from Wellington Management's relationship to the Subadvised Portfolios and the Seligman Group and the benefits of the proposal to Seligman, including the payments to be received by Seligman and its affiliates from all sources involving both the Subadvised Portfolios and the other investment companies in the Seligman Group; (8) that Seligman would pay certain costs incurred in connection with the proposal, including the costs of holding the special meeting of shareholders and related solicitation costs; (9) that the Subadvisory Agreement provides certain exculpatory provisions; (10) the compliance resources and procedures of Wellington Management, including that Wellington Management has not experienced any material regulatory problems under applicable securities laws; (11) the scope and nature of Seligman's due diligence review of Wellington Management, including a presentation of Seligman discussing alternate options it considered prior to recommending the proposed subadvisory arrangements; and (12) that, in connection with the engagement of Wellington Management, Seligman has agreed to lower the breakpoints in its fee schedule for Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio and Seligman International Growth Portfolio to match those of Wellington Management.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

o INVESTMENT ADVISORY SERVICES. The Board of Directors considered the proposed overall arrangements between Seligman and Wellington Management in providing investment advisory services and the nature and quality of the services expected to be rendered by Wellington Management in conjunction with Seligman. In this regard, the Board considered the responsibilities of Seligman pursuant to the New Management Agreement and the supervisory and administrative services to be performed by Seligman in this role. The Board received a presentation of Seligman and Wellington Management discussing how the firms would communicate and interact in respect of the provision of services to each Subadvised Portfolio.

o PERFORMANCE. The Board of Directors considered the performance record of Wellington Management's investments (with respect to US assets as well as non-US assets), and, in particular, of the composite accounts with investment goals substantially similar to each particular Subadvised Portfolio.

o MANAGEMENT FEES AND EXPENSES. The Board of Directors considered that, because Seligman would be responsible for the payment of Wellington Management's fees, the Subadvisory Agreement would not increase the advisory fee payable by any Subadvised Portfolio or have any affect on the annual expense ratio (which includes the management fee and all other operating expenses) of any Subadvised Portfolio.

o INVESTMENT ADVISORY EXPERIENCE. The Board of Directors considered Wellington Management's reputation and significant experience in managing and subadvising investment companies, including that Wellington Management's business is focused exclusively on investment management. The Board of Directors also considered the backgrounds of the portfolio managers that would be responsible for providing investment advisory services for each Subadvised Portfolio, which are described in the Fund's Prospectus.

o FALL-OUT BENEFITS. When considering the Subadvisory Agreement in respect of a Subadvised Portfolio, the Board of Directors considered that each of the other Subadvised Portfolios and certain series of Seligman Global Fund Series, Inc. would also be considering engaging Wellington Management and that Seligman anticipates that it will engage Wellington Management to provide advisory services to another investment fund. The Board of Directors also considered the benefits to Seligman in implementing the proposal, including that Seligman would retain a significant portion (at least 50% in the first two years) of the total management fee payable by the Subadvised Portfolios (in aggregate with the other entities Seligman manages and for which Wellington Management would be engaged), and that the proposed subadvisory arrangements would permit Seligman to reduce its internal capacity to provide global investment advisory services, thereby reducing Seligman's expenses.

o OTHER CONSIDERATIONS. The Board of Directors also considered that each Subadvised Portfolio had been subadvised by a different investment adviser until 2000 and 2002, when Seligman assumed responsibility for managing each Subadvised Portfolio's entire portfolio of investments. The Board of Directors noted that the new Subadvisory Agreement contained a commitment period, such that Wellington Management would be committed to provide services until December 31, 2006. The Board of Directors noted that portfolio turnover could be expected to increase (in the short term) as a result of the transition to Wellington Management's assumption of responsibility and that Wellington Management historically had a higher portfolio turnover rate than the Subadvised Portfolios. The Board of Directors also received satisfactory assurances that each Subadvised Portfolio would continue to receive high quality advisory services without interruption through the transition of advisory responsibility from Seligman to Wellington Management.

Principal Underwriter

Seligman Advisors, Inc., an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts a general distributor of the shares of the Portfolios and of each of the mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Pursuant to Management Agreements between the Fund and Seligman in respect of the Portfolios and subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund's Portfolios, including making purchases and sales of portfolio securities consistent with each Portfolio's investment objectives and policies, and administers the Fund's business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors and/or officers of the Fund who are employees or consultants of Seligman, except as otherwise provided by Wellington Management.

Service Agreements

Other than the Subadvisory Agreement with Wellington Management, there are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, or Wellington Management, regularly advise the Fund's Portfolios or Subadvised Portfolios, as the case may be, with respect to their investments.

Rule 12b-1 Plan

Each Portfolio has adopted a Shareholder Servicing and Distribution Plan ("12b-1 Plan") with respect to each Portfolio's Class 2 shares in accordance with
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Portfolio, with respect to Class 2 shares, is authorized to pay monthly to Seligman Advisors, an annual shareholder servicing and distribution fee of up to 0.25% of the average daily net assets attributable to Class 2 shares. Seligman Advisors uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares including, but not limited to, (1) the printing and delivering of prospectuses, statements of additional information, shareholder reports, proxy statements and marketing materials related to the Portfolios to current Contract owners, (2) providing facilities to answer questions from current Contract owners about the Portfolios, (3) receiving and answering correspondence, (4) providing information to Seligman and to Contract owners with respect to shares of the Portfolios attributable to Contract owner Accounts, (5) complying with federal and state securities laws pertaining to the sale of shares of the Portfolios, (6) assisting Contract owners in completing application forms and selecting dividend and other Account options, and (7) other distribution related services. The participating insurance companies will also provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such services to owners. No fees payable pursuant to the Rule 12b-1 Plan are retained by Seligman Advisors. The total amounts paid by the Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Small-Cap Value Portfolio to Seligman Advisors in respect of Class 2 shares for the year ended December 31, 2003 and such amounts stated as a percentage of the Portfolios' Class 2 shares' average daily net assets, are as follows:

                                                                               % of Average
      Portfolio*                                          Total Fees Paid       Net Assets
      ----------                                          ---------------       ----------
      Seligman Capital Portfolio                              $ 8,529              0.25%
      Seligman Communications and Information Portfolio        22,594              0.25%
      Seligman Global Technology Portfolio                      3,024              0.15%
      Seligman Small-Cap Value Portfolio                       23,613              0.19%

----------
* There were no Class 2 shares issued or outstanding during the year ended December 31, 2003 with respect to the other Portfolios of the Fund.

Seligman, in its sole discretion, may also make similar payments to Seligman Advisors and participating insurance companies from its own resources, which may include the management fee that Seligman receives from the Portfolios. Payments made by the Portfolios under the 12b-1 Plan are intended to be used to encourage sales of Class 2 shares to Contract owners, as well as to discourage redemptions and/or exchanges.

Fees paid by each Portfolio under the 12b-1 Plan in respect of Class 2 shares may not be used to pay expenses incurred solely in respect of Class 1 shares or any other Seligman mutual fund.

The amounts expended by Seligman Advisors in any one year with respect to Class 2 shares of a Portfolio may exceed the 12b-1 fees paid by the Portfolio in that year. Each Portfolio's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class 2 shares in one fiscal year to be paid from Class 2 12b-1 fees in any other fiscal year; however, in any fiscal year the Portfolios are not obligated to pay any 12b-1 fees in excess of those described above.

The 12b-1 Plan was approved with respect to the Class 2 shares of each Portfolio on March 16, 2000 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the Plan ("Qualified Directors"). The 12b-1 Plan will continue in effect until December 31 of each year, so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plans may not be amended to increase materially the amounts payable to Seligman Advisors without the approval of a majority of the outstanding voting securities of the relevant class. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors.

The 12b-1 Plans require that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plans will be reviewed by the Directors annually.

        Brokerage Allocation, Portfolio Transactions and Other Practices

Brokerage Transactions

Both Seligman and Wellington Management (with respect to the Subadvised Portfolios) will seek the most favorable price and execution in the purchase and sale of portfolio securities of each Portfolio. Consistent with this policy, consideration may be given to the research, statistical, and other services furnished by brokers or dealers to

Seligman or Wellington Management, as the case may be, for their respective use in connection with their services to the Fund's Portfolios, as well as to other clients. In addition, Seligman and Wellington Management are authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis, although the use of such brokers may result in a higher brokerage charge to a Portfolio or a Subadvised Portfolio than the use of brokers selected solely on the basis of seeking the most favorable price and execution although such research and analysis received may be useful to Seligman or Wellington Management in connection with their services to other clients as well as to the Portfolios or Subadvised Portfolios, as the case may be. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman or Wellington Management, as the case may be, desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman or Wellington Management, as the case may be, in a manner believed to be equitable. There may be possible advantages or disadvantages of such transactions with respect to price or size of positions readily obtainable or saleable.

Portfolio Transactions

Portfolio transactions for Seligman Cash Management Portfolio, Seligman High-Yield Bond Portfolio and Seligman Investment Grade Fixed Income Portfolio, which invest in debt securities generally traded in the over-the-counter market, and transactions by any of the other Portfolios in debt securities traded on a "principal basis" in the over-the-counter market are normally directed by Seligman to dealers in the over-the-counter market acting as principal, except dealers with which their directors or officers are affiliated.

Brokerage commissions of each Portfolio (except Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio) for the years ended December 31, 2003, 2002 and 2001, are set forth in the following table:

                                                         Total Brokerage Commissions Paid for
                                                         Execution and Statistical Services(1)
                                                         -------------------------------------
Portfolio                                                 2003           2002           2001
---------                                                 ----           ----           ----
Seligman Capital Portfolio                              $ 93,071       $123,842       $115,146
Seligman Common Stock Portfolio                           49,108         59,225         35,282
Seligman Communications and Information Portfolio        299,046        331,103        237,295
Seligman Frontier Portfolio                               45,382         36,294         39,312
Seligman Global Growth Portfolio                          19,168         24,590         35,791
Seligman Global Smaller Companies Portfolio               60,654         31,576         33,744
Seligman Global Technology Portfolio                     122,627        132,727        114,614
Seligman High-Yield Bond Portfolio                            -0-            -0-           682
Seligman Income and Growth Portfolio                       8,121          7,281          3,195
Seligman International Growth Portfolio                   29,680         35,081         44,830
Seligman Large-Cap Growth Portfolio                        4,649         10,627         12,673
Seligman Large-Cap Value Portfolio                         6,453          9,720          9,747
Seligman Small-Cap Value Portfolio                       409,570        432,655        257,964

----------
(1)   Not including any spreads on principal transactions on a net basis.

Commissions

For the years ended December 31, 2003, 2002 and 2001, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, Wellington Management or HIML, or Seligman Advisors.

Brokerage Selection

Seligman and Wellington Management, in the case of the Subadvised Portfolios, select broker-dealers with the goal of obtaining "best execution". Seligman and Wellington Management will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman and

Wellington Management in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded. While Seligman and Wellington Management seek reasonably competitive spreads or commissions, the Portfolios do not necessarily pay the lowest possible spread or commission.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman and Wellington Management rank broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman and Wellington Management, monitor and evaluate the performance and execution capabilities of broker-dealers through which they place orders and periodically review their policies with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the year ended December 31, 2003, certain of the Portfolios of the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, as follows:

                                                                                                  Value of Securities Owned
                                                        Name of Regular Broker or Dealer                     at
  Portfolio                                                         or Parent                         December 31, 2003
  ---------                                                         ---------                         -----------------
  Seligman Common Stock Portfolio                      Citigroup, Inc., parent company of                 $434,918
  Seligman Global Growth Portfolio                     Salomon Smith Barney                                 58,248
  Seligman Income and Growth Portfolio                                                                      86,712
  Seligman Large-Cap Growth Portfolio                                                                       24,270
  Seligman Large-Cap Value Portfolio                                                                       174,744

  Seligman Common Stock Portfolio                      Merrill Lynch & Co., Incorporated,                  240,465
  Seligman Global Growth Portfolio                     parent company of Merrill Lynch,                     52,785
  Seligman Income and Growth Portfolio                 Pierce, Fenner & Smith                               60,430
  Seligman Investment Grade Fixed Income Portfolio     Incorporated                                         95,906
  Seligman Large-Cap Growth Portfolio                                                                       11,730

  Seligman Common Stock Portfolio                      JP Morgan Chase Bank, an affiliate                   60,237
  Seligman Income and Growth Portfolio                 of JP Morgan Chase & Co.                              9,182
  Seligman Large-Cap Value Portfolio                                                                       165,285

  Seligman Common Stock Portfolio                      Bank of America Corp., parent                        86,060
  Seligman Income and Growth Portfolio                 company of Bank of America                           31,146
  Seligman Investment Grade Fixed Income               Securities                                           55,220
  Portfolio

  Seligman Common Stock Portfolio                      Morgan Stanley, parent company                      126,735
  Seligman Income and Growth Portfolio                 of Morgan Stanley Group                              17,361

                                                                                                  Value of Securities Owned
                                                         Name of Regular Broker or Dealer                    at
  Portfolio                                                          or Parent                        December 31, 2003
  ---------                                                         ---------                         -----------------
  Seligman Common Stock Portfolio                      Goldman Sachs & Co.                                 210,295
  Seligman Income and Growth Portfolio                                                                      44,265
  Seligman Investment Grade Fixed Income                                                                    63,467
  Portfolio
  Seligman Large-Cap Growth Portfolio                                                                       49,365

  Seligman Common Stock Portfolio                      Wachovia Securities, an affiliate of                197,542
  Seligman Income and Growth Portfolio                 Wachovia Corporation                                 30,749

                       Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue, create and classify shares of capital stock in separate series without further action by shareholders. The Fund presently has fifteen separate series of common stock, each of which maintains a separate investment portfolio, designated as follows: Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Frontier Portfolio, Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, Seligman Global Technology Portfolio, Seligman High-Yield Bond Portfolio, Seligman Income and Growth Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Growth Portfolio, Seligman Large-Cap Value Portfolio, and Seligman Small-Cap Value Portfolio. Shares of capital stock of each Portfolio have a par value of $.001 and are divided into two classes, designated as Class 1 common stock and Class 2 common stock. Each share of a Fund's Class 1 and Class 2 common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate shareholder servicing and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no liquidation, conversion or prescriptive rights.

In accordance with current policy of the SEC, holders of the Accounts have the right to instruct the applicable participating insurance companies as to voting of Fund shares held by such Accounts on all matters to be voted on by Fund shareholders. Such rights may change in accordance with changes in policies of the SEC. Voting rights of the participants in the Accounts of participating insurance companies are more fully set forth in the prospectuses or disclosure documents relating to those Accounts, which should be read together with each Portfolio's Prospectus. The Directors of the Fund have authority to create additional portfolios and to classify and reclassify shares of capital stock without further action by shareholders, and additional series may be created in the future. Under Maryland corporate law, the Fund is not required to hold annual meetings and it is the intention of the Fund's Directors not to do so. However, special meetings of shareholders will be held for action by shareholders as may be required by the 1940 Act, the Fund's Articles of Incorporation and By-laws, or Maryland corporate law.

Other Securities

The Fund has no authorized securities other than the above-mentioned common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

The Fund's Portfolios are offering their shares only to the Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. Such allocations rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying each Portfolio's Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Fund's Portfolios.

Offering Price

The net asset value per share of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) each day that the NYSE is open. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is the policy of Seligman Cash Management Portfolio to use its best efforts to maintain a constant per share price equal to $1.00. Instruments held by Seligman Cash Management Portfolio are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

The foregoing method of valuation is permitted by Rule 2a-7 adopted by the SEC. Under this rule, Seligman Cash Management Portfolio must maintain an average-weighted portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities determined by the Fund's Directors to be of high quality with minimal credit risks. In accordance with the rule, the Directors have established procedures designed to stabilize, to the extent reasonably practicable, the price per share as computed for the purpose of sales and redemptions of Seligman Cash Management Portfolio at $1.00. Such procedures include review of the portfolio holdings by Seligman Cash Management Portfolio and determination as to whether the net asset value of Seligman Cash Management Portfolio, calculated by using available market quotations or market equivalents, deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the net asset value based upon available market quotations or market equivalents, and $1.00 per share net asset value, based on amortized cost, must be examined by the Directors. In the event that a deviation of .5 of 1% or more exists between the Portfolio's $1.00 per share net asset value and the net asset value calculated by reference to market gestations, or if there is any deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated. Any such action may include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

Generally, portfolio securities, including open short positions, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on an over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. However, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the shares of the Portfolio are determined in accordance with procedures approved by the Board of Directors. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE and are valued in accordance with procedures approved by the Board of Directors. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available, including restricted securities, are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board of Directors determines that this amortized cost value does not represent fair market value.

For purposes of determining the net asset value per share of the Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Purchase or redemption requests received by participating insurance companies by the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) are effected at the applicable Portfolio's net asset value per share calculated on the date such purchase or redemption requests are received.

Redemption in Kind

The procedures for redemption of Fund shares under ordinary circumstances are set forth in each Portfolio's Prospectus. In unusual circumstances, payment may be postponed, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Funds' Portfolios to fairly determine the value of the Portfolios' net assets; or (iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. It is not anticipated that shares will be redeemed for other than cash or its equivalent. However, the Fund reserves the right to pay the redemption price to the Accounts in whole or in part, by a distribution in kind from the Fund's investment portfolio, in lieu of cash, taking the securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If shares are redeemed in this way, brokerage costs will ordinarily be incurred by the Accounts in converting such securities into cash.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from a Portfolio. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, the Portfolios, Seligman or their respective service providers.

                              Taxation of the Fund

Each Portfolio of the Fund intends to continue to qualify as a "regulated investment company" under certain provisions of the Internal Revenue Code of 1986, as amended. Under such provisions, the Fund's Portfolios will be subject to federal income tax only with respect to undistributed net investment income and net realized capital gain. Each of the Fund's Portfolios will be treated as a separate entity. Dividends on Seligman Cash Management Portfolio will be declared daily and reinvested monthly in additional full and fractional shares of Seligman Cash Management Portfolio; it is not expected that this Portfolio will realize capital gains. Dividends and capital gain distributions from each of the other Portfolios will be declared and paid annually and will be reinvested at the net asset value of such shares of the Portfolio that declared such dividend or capital gain distribution. Information regarding the tax consequences of an investment in the Fund's Portfolios is contained in the separate prospectuses or disclosure documents of the Accounts, which should be read together with this SAI.

At December 31, 2003, the Portfolios had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. These amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Portfolios listed below until net capital gains have been realized in excess of the available capital loss carryforwards. These net capital loss carryforwards expire in various fiscal years and amounts as follows:

            Portfolio                                 Fiscal Year       Amount
            ---------                                 -----------       ------

            Capital Portfolio                             2009       $ 7,281,903
                                                          2010         6,635,561
                                                                     -----------
                                                         Total       $13,917,464
                                                                     ===========

            Common Stock Portfolio                        2010       $ 4,289,259
                                                          2011           366,561
                                                                     -----------
                                                         Total       $ 4,655,820
                                                                     ===========

            Communications and Information Portfolio      2009       $25,201,855
                                                          2010        19,435,297
                                                          2011         5,578,202
                                                                     -----------
                                                         Total       $50,215,354
                                                                     ===========

            Frontier Portfolio                            2009       $   213,369
                                                          2010         1,533,424
                                                          2011           135,686
                                                                     -----------
                                                         Total       $ 1,882,479
                                                                     ===========

            Global Growth Portfolio                       2009       $ 1,166,220
                                                          2010           844,615
                                                                     -----------
                                                         Total       $ 2,010,835
                                                                     ===========

            Global Smaller Companies Portfolio            2009       $   203,513
                                                          2010         1,302,299
                                                                     -----------
                                                         Total       $ 1,505,812
                                                                     ===========

            Global Technology Portfolio                   2009       $ 9,391,778
                                                          2010         4,941,506
                                                          2011           108,762
                                                                     -----------
                                                         Total       $14,442,046
                                                                     ===========

            High-Yield Bond Portfolio                     2007       $ 1,024,202
                                                          2008         2,846,366
                                                          2009         5,531,270
                                                          2010         4,147,273
                                                                     -----------
                                                         Total       $13,549,111
                                                                     ===========

            Income and Growth Portfolio                   2008       $   133,169
                                                          2009            21,063
                                                          2010           564,798
                                                                     -----------
                                                         Total       $   719,030
                                                                     ===========

            International Growth Portfolio                2008       $   696,478
                                                          2009         1,358,382
                                                          2010           906,868
                                                                     -----------
                                                         Total       $ 2,961,728
                                                                     ===========

            Large-Cap Growth Portfolio                    2009       $ 1,582,183
                                                          2010         1,222,251
                                                          2011            57,774
                                                                     -----------
                                                         Total       $ 2,862,208
                                                                     ===========

            Large-Cap Value Portfolio                     2009       $    34,864
                                                          2010           770,247
                                                          2011           649,837
                                                                     -----------
                                                         Total       $ 1,454,948
                                                                     ===========

                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distribution and Shareholder Servicing Agreement, dated March 16, 2000, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Portfolios. Seligman Advisors accepts orders for the purchase of Portfolio shares, which are offered continuously.

For the years ended December 31, 2003, 2002 and 2001, Seligman Advisors earned fees of $3,116, $9,758 and $19,709, respectively, for distributing contracts issued by variable annuity separate accounts of one insurance company and its affiliates.

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, did not receive any commissions or other compensation from the Fund during the fiscal years ended December 31, 2003, 2002 and 2001.

Other Payments

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC, service agent for the Seligman Funds, other than the Fund, and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectuses for those other Seligman Funds. The Fund's transfer agent does not make these payments.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders and/or Contract Owners should consult their Financial Intermediaries for further information.

                    Calculation of Yield and Performance Data

From time to time the average annual total returns and other total return data, as well as yields, of one or more of the Portfolios may be included in advertisements or information furnished to present or prospective Contract owners. Total return and yield figures are based on each Portfolio's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the SEC.

The average annual total returns for each Portfolio are computed by assuming a hypothetical initial investment of $1,000 in the Portfolio, and assuming that all of the dividends and capital gain distributions paid by the Portfolio, if any, are reinvested over the relevant periods. It is then assumed that at the end of the periods represented, the entire amount is redeemed. The average annual total return is then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for each Portfolio is computed by assuming a hypothetical initial investment of $1,000 in the Portfolio, and assuming that all of the dividends and capital gain distributions paid by the Portfolio, if any, are reinvested over the relevant period. It is then assumed that at the end of the period represented, the entire amount is redeemed. The cumulative total return is then calculated by calculating the total value of the investment at the end of the period and dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The annualized yield quotations in respect of Seligman High-Yield Bond Portfolio and Seligman Investment Grade Fixed Income Portfolio are computed by dividing each Portfolio's net investment income per share earned during the 30-day period by the offering price per share on the last day of the period. Income is computed by totaling the dividends and interest earned on all portfolio investments during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The annualized yields for the 30-day period ended December 31, 2003 for Class 1 shares of Seligman High-Yield Bond Portfolio and Seligman Investment Grade Fixed Income Portfolio were 7.87% and 3.14%, respectively. The average number of Class 1 shares of Seligman High-Yield Bond Portfolio and Seligman Investment Grade Fixed Income Portfolio were 1,390,014 and 687,835, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Yield quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease the yield.

There were no Class 2 shares of Seligman High-Yield Bond Portfolio or Seligman Investment Grade Fixed Income Portfolio outstanding during the year ended December 31, 2003, so no yield data is presented.

The average annual total returns for each of the Portfolio's Class 1 shares (except Seligman Cash Management Portfolio) for the one-, five- and ten-year periods ended December 31, 2003 (or for the respective shorter periods a Portfolio has been in operation) and their corresponding cumulative total returns for the ten-year periods ended December 31, 2003 or, if shorter, since inception, are presented below.

                                          Inception         10-Year                 Average Annual Total Returns
                                             Date         Cumulative                ----------------------------
                                          (if less       Total Returns
                                             than           or Since
         Portfolio/Class 1                10 years)        Inception         One Year       Five Years        Ten Years
         -----------------                ---------        ---------         --------       ----------        ---------
Seligman Capital Portfolio                                  131.15%           36.07%           4.98%            8.74%
Seligman Common Stock Portfolio                              80.75            26.30           (3.95)            6.10
Seligman Communications and
  Information Portfolio                    10/11/94         202.68*           44.35            2.89            12.75*
Seligman Frontier Portfolio                10/11/94          86.46*           39.32           (1.43)            6.99*
Seligman Global Growth Portfolio           05/01/96          37.92*           30.16            0.31             4.28*
Seligman Global Smaller Companies
  Portfolio                                10/11/94          57.05*           41.08           (0.24)            5.01*
Seligman Global Technology Portfolio       05/01/96         105.81*           36.12            3.89             9.87*
Seligman High-Yield Bond Portfolio         05/01/95          31.68*           23.92           (1.65)            3.22*
Seligman Income and Growth Portfolio                         48.29            16.50            0.41             4.02
Seligman International Growth
  Portfolio                                                   9.19            33.48           (6.35)            0.88
Seligman Investment Grade Fixed
  Income Portfolio                                           73.70             4.72            5.03             5.68
Seligman Large-Cap Growth Portfolio        05/01/99         (29.71)*          30.43             n/a            (7.26)*
Seligman Large-Cap Value Portfolio         05/01/98           2.08*           33.91            0.47             0.36*
Seligman Small-Cap Value Portfolio         05/01/98         134.03*           49.94           23.04            16.18*

*     Since inception.

Presented below are the average annual total returns for each of the Class 2 shares of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Small-Cap Value Portfolio for the one-year period ended December 31, 2003 and the period from the commencement of offering of Class 2 shares through December 31, 2003 and the cumulative total returns for Class 2 shares of each Portfolio since inception. There were no Class 2 shares outstanding during the periods shown with respect to the other Portfolios of the Fund, so no performance data is presented.

                                                                                  Average Annual
                                                                                  Total Returns
                                                            Cumulative            -------------
                                              Inception    Total Return                       Since
      Portfolio/Class 2                          Date     Since Inception     One Year      Inception
      -----------------                          ----     ---------------     --------      ---------
      Seligman Capital Portfolio               8/30/00        (40.78)%         35.76%        (14.53)%
      Seligman Communications and
      Information Portfolio                    5/01/00        (46.33)          44.06         (15.60)
      Seligman Global Technology
      Portfolio                                5/01/00        (51.24)          36.05         (17.78)
      Seligman Small-Cap Value Portfolio       5/01/01         53.18           49.57          17.33

The average annual and cumulative total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease average annual and cumulative total returns.

The current yield of Seligman Cash Management Portfolio is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of 1 share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Portfolio shares.

The following are examples of the yield calculations for Class 1 shares of Seligman Cash Management Portfolio for the seven-day period ended December 31, 2003. Yield quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease the yield. There were no Class 2 shares of Seligman Cash Management Portfolio outstanding during the period shown, so no yield data is presented.

Seligman Cash Management Portfolio - Class 1 shares
---------------------------------------------------
Total dividends per share from net investment income
  (seven days ended December 31, 2003)                                $0.000055

Annualized (365 day basis)                                             0.002868
Average net asset value per share                                         1.000

Annualized historical net yield per share (seven
  days ended December 31, 2003)*                                           0.29%

Effective yield (seven days ended December 31, 2003)**                     0.29%

Weighted average life to maturity of investments was 14 days at December 31, 2003

----------
* This represents the annualized average net investment income per share for the seven days ended December 31, 2003.

** Annualized average of net investment income for the same period with dividends reinvested.

Other Information

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of each Portfolio's Class 1 and Class 2 shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

Each Portfolio's Promotional Material may disclose (i) the top ten holdings included in the Portfolio's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends,
(v) descriptions of investment strategies for each Portfolio (vi) descriptions or comparisons of various savings and investment products, which may not include a Portfolio and (vii) comparisons of investment products (including a Portfolio) with relevant market or industry indices or appropriate benchmarks. Each Portfolio may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Portfolio.

From time to time, each Portfolio's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, US Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of US Treasury obligations, backed by the full faith and credit of the US Treasury.

Each Portfolio's Promotional Material may make reference to a Portfolio's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of a Portfolio, as compared to that of the overall market. Standard deviation measures how widely the Portfolio's performance has varied from its average performance, and is an indicator of the Portfolio's potential for volatility. Alpha measures the difference between the returns of a Portfolio and the returns of the market, adjusted for volatility.

Each Portfolio may also refer in its Promotional Material to selections from editorials or articles about the Portfolio, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

                              Financial Statements

The Annual Report to Shareholders for the year ended December 31, 2003 for the Fund's Portfolios contains a portfolio of the investments of each Portfolio as of December 31, 2003, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

                               General Information

Custodians. With the exception of each of the Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, Seligman Global Technology Portfolio and Seligman International Growth Portfolio, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Fund, and in such capacity holds in a separate account assets received by it from or for the account of certain of the Fund's Portfolios.

JP Morgan Chase Bank, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for each of the Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, Seligman Global Technology Portfolio and Seligman International Growth Portfolio, and in such capacity holds in a separate account assets received by it from or for the account of each of these Portfolios of the Fund.

Independent Auditors. Ernst & Young LLP, independent auditors, has been selected as auditors of the Fund. Their address is 5 Times Square, New York, New York 10036.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE ("MOODY'S") DEBT SECURITIES

Aaa: Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than "Aaa" bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; modifier "2" indicates a mid-range ranking; and modifier "3" indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced.

Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES ("S&P") DEBT SECURITIES

AAA: Debt issues rated "AAA" are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated "A" are regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated "BBB" are regarded as having an adequate capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated "BB", "B", "CCC" and "CC" are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating "C" is reserved for income bonds on which no interest is being paid.

D: Debt issues rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.